AQR Funds
Statement of Additional Information
AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Diversifying Strategies Fund
AQR Equity Market Neutral Fund
AQR Long-Short Equity Fund
AQR Macro Opportunities Fund
AQR Managed Futures Strategy Fund
AQR Managed Futures Strategy HV Fund
AQR Multi-Asset Fund
AQR Risk-Balanced Commodities Strategy Fund
AQR Style Premia Alternative Fund
AQR Trend Total Return Fund
May 1, 2024 (as amended August 19, 2024)
One Greenwich Plaza
Suite 130
Greenwich, CT 06830
(866) 290-2688
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with each Prospectus of the above listed series of the AQR Funds, dated May 1, 2024 (as amended August 19, 2024) (together the “Prospectus”) which have been filed with the U.S. Securities and Exchange Commission (“SEC”) and can be obtained, without charge, by writing to AQR Funds, P.O. Box 219512, Kansas City, MO 64121-9512 or calling the telephone number given above. This SAI is incorporated by reference in its entirety in the Prospectus. The Funds' audited financial statements are incorporated into this SAI by reference to the Funds' Annual Report to Shareholders for the fiscal year ended December 31, 2023. Copies of the Prospectus, SAI and the most current annual and semi-annual reports, when available, may be obtained without charge by writing the address or calling the phone number shown above. Each series of AQR Funds has distinct investment objectives and strategies.

Fund	Ticker Symbol
AQR Alternative Risk Premia Fund
Class N	QRPNX
Class I	QRPIX
Class R6	QRPRX
AQR Diversified Arbitrage Fund
Class N	ADANX
Class I	ADAIX
Class R6	QDARX
AQR Diversifying Strategies Fund
Class N	QDSNX
Class I	QDSIX
Class R6	QDSRX
AQR Equity Market Neutral Fund
Class N	QMNNX
Class I	QMNIX
Class R6	QMNRX
AQR Long-Short Equity Fund
Class N	QLENX
Class I	QLEIX
Class R6	QLERX
AQR Macro Opportunities Fund
Class N	QGMNX
Class I	QGMIX
Class R6	QGMRX
AQR Managed Futures Strategy Fund
Class N	AQMNX
Class I	AQMIX
Class R6	AQMRX
AQR Managed Futures Strategy HV Fund
Class N	QMHNX
Class I	QMHIX
Class R6	QMHRX
AQR Multi-Asset Fund
Class N	AQRNX
Class I	AQRIX
Class R6	AQRRX
AQR Risk-Balanced Commodities Strategy Fund
Class N	ARCNX
Class I	ARCIX
Class R6	QRCRX
AQR Style Premia Alternative Fund
Class N	QSPNX
Class I	QSPIX
Class R6	QSPRX
AQR Trend Total Return Fund
Class N	QNZNX
Class I	QNZIX
Class R6	QNZRX

AQR Funds–Statement of Additional Information

AQR Funds–Statement of Additional Information

AQR Funds–Statement of Additional Information
Appendix A—Proxy Voting Policies and Procedures	95
Proxy Voting Policies and Procedures	95

AQR Funds–Statement of Additional Information3
Statement of Additional Information
AQR Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on September 4, 2008, and is currently composed of thirty-six series including, in part: AQR Alternative Risk Premia Fund, AQR Diversified Arbitrage Fund, AQR Diversifying Strategies Fund, AQR Equity Market Neutral Fund, AQR Long-Short Equity Fund, AQR Macro Opportunities Fund, AQR Managed Futures Strategy Fund, AQR Managed Futures Strategy HV Fund, AQR Multi-Asset Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Style Premia Alternative Fund and AQR Trend Total Return Fund (each a “Fund” and collectively, “Funds”). Each Fund has distinct investment objectives and strategies. This SAI relates only to the Funds, each of which has the same fiscal year-end of December 31. The AQR Large Cap Multi-Style Fund, AQR Small Cap Multi-Style Fund, AQR International Multi-Style Fund, AQR Emerging Multi-Style II Fund, AQR Large Cap Momentum Style Fund, AQR Small Cap Momentum Style Fund, AQR International Momentum Style Fund, AQR Large Cap Defensive Style Fund, AQR International Defensive Style Fund and AQR Global Equity Fund are also series of the Trust and are described in a separate Statement of Additional Information.
On October 19, 2021, AQR Global Macro Fund changed its name to the AQR Macro Opportunities Fund.
On August 19, 2024, AQR Sustainable Long-Short Equity Carbon Aware Fund changed its name to the AQR Trend Total Return Fund.
The Trust and AQR Capital Management, LLC, the Funds’ investment adviser (the “Adviser”), have retained AQR Arbitrage, LLC (f/k/a CNH Partners, LLC) (“Sub-Adviser”), an affiliate of the Adviser, to serve as an investment sub-adviser to the AQR Diversified Arbitrage Fund.
Much of the information contained in this SAI expands on subjects discussed in each Fund’s respective Prospectus. No investment in the shares of any of the Funds should be made without first reading the Prospectus. All terms defined in the Prospectus have the same meaning in the SAI.
Securities, Investment Strategies and Related Risks
The following descriptions supplement the descriptions of the investment objectives, strategies and related risks of each Fund as set forth in the Prospectus.
Subject to the investment policies and restrictions as described in the Prospectus and in this SAI, the below table indicates which Funds may invest in or have exposure to the following securities or pursue any of the following investment strategies. The information below does not describe every type of investment, technique or risk to which a Fund may be exposed.
The AQR Diversifying Strategies Fund pursues its investment objective by investing in a portfolio of mutual funds that are each a series of the Trust and each managed by the Adviser (the “Affiliated Funds”). The Fund does not implement its investment strategy by investing directly in stocks, bonds, derivative instruments or other types of securities and instruments, but instead gains exposure to these types of investments through its investments in the Affiliated Funds. Accordingly, the “Securities and/or Investment Strategies” identified below for the AQR Diversifying Strategies Fund are related to the investment activities of the Affiliated Funds in which it invests and/or the Fund’s own investment activities. Please refer to the AQR Diversifying Strategies Fund’s current prospectus for a discussion of its principal investment strategies.
Securities and/or Investment Strategies	Funds
Arbitrage Strategies	AQR Diversified Arbitrage Fund
AQR Diversifying Strategies Fund
Borrowing and Leverage	All Funds
Interfund Borrowing and Lending	All Funds
Callable Bonds	AQR Diversified Arbitrage Fund
AQR Diversifying Strategies Fund
Cash Management/Temporary Investments	All Funds
Commodities Instruments	AQR Alternative Risk Premia Fund
AQR Diversifying Strategies Fund
AQR Macro Opportunities Fund
AQR Managed Futures Strategy Fund
AQR Managed Futures Strategy HV Fund
AQR Multi-Asset Fund
AQR Risk-Balanced Commodities Strategy Fund
AQR Style Premia Alternative Fund
AQR Trend Total Return Fund

AQR Funds–Statement of Additional Information4
Securities and/or Investment Strategies	Funds
Commodity-Linked Notes	AQR Alternative Risk Premia Fund
AQR Diversifying Strategies Fund
AQR Macro Opportunities Fund
AQR Managed Futures Strategy Fund
AQR Managed Futures Strategy HV Fund
AQR Multi-Asset Fund
AQR Risk-Balanced Commodities Strategy Fund
AQR Style Premia Alternative Fund
AQR Trend Total Return Fund
Contingent Value Rights	AQR Diversified Arbitrage Fund
AQR Diversifying Strategies Fund
Convertible Securities	AQR Diversified Arbitrage Fund
AQR Diversifying Strategies Fund
Corporate Loans	AQR Diversified Arbitrage Fund
AQR Diversifying Strategies Fund
Cybersecurity Risk	All Funds
Debt Obligations	AQR Alternative Risk Premia Fund
Newly Issued Debt Securities	AQR Diversified Arbitrage Fund
AQR Diversifying Strategies Fund
AQR Macro Opportunities Fund
AQR Multi-Asset Fund
AQR Risk-Balanced Commodities Strategy Fund
AQR Style Premia Alternative Fund
Depositary Receipts	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Diversifying Strategies Fund
AQR Equity Market Neutral Fund
AQR Long-Short Equity Fund
AQR Macro Opportunities Fund
AQR Style Premia Alternative Fund
Distressed Investments	AQR Diversified Arbitrage Fund
AQR Diversifying Strategies Fund
Emerging Markets Investments	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Diversifying Strategies Fund
AQR Equity Market Neutral Fund
AQR Long-Short Equity Fund
AQR Macro Opportunities Fund
AQR Managed Futures Strategy Fund
AQR Managed Futures Strategy HV Fund
AQR Multi-Asset Fund
AQR Risk-Balanced Commodities Strategy Fund
AQR Style Premia Alternative Fund
AQR Trend Total Return Fund
Equity Securities	All Funds
Exchange-Traded Funds (“ETFs”)	All Funds
Exchange-Traded Notes (“ETNs”)	All Funds
Foreign Government Debt Obligations	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Diversifying Strategies Fund
AQR Macro Opportunities Fund
AQR Multi-Asset Fund
AQR Risk-Balanced Commodities Strategy Fund
AQR Style Premia Alternative Fund
Foreign Investments	All Funds

AQR Funds–Statement of Additional Information5
Securities and/or Investment Strategies	Funds
Foreign Exchange Risk and Currency Transactions	All Funds
Forwards, Futures, Swaps and Options	All Funds
Special Risk Factors Regarding Forwards, Futures, Swaps and Options	All Funds
Regulatory Matters Regarding Forwards, Futures, Swaps and Options	All Funds
Forward Contracts	All Funds
Futures Contracts	All Funds
Stock Index Futures	All Funds
Futures Contracts on Securities	All Funds
Volatility Index Futures	All Funds
Swap Agreements	All Funds

Credit Default Swap Agreement (“CDS”) and Credit Default Index Swap Agreement Risk (“CDX”)	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Diversifying Strategies Fund
AQR Macro Opportunities Fund
AQR Managed Futures Strategy Fund
AQR Managed Futures Strategy HV Fund
AQR Multi-Asset Fund
AQR Style Premia Alternative Fund
AQR Trend Total Return Fund
Swaps on Equities, Currencies, Commodities and Futures	All Funds
Total Return and Interest Rate Swaps Swap Execution Facilities	All Funds
Writing Call Options	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Diversifying Strategies Fund
Writing Put Options	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Diversifying Strategies Fund
Purchasing Puts and Calls	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Diversifying Strategies Fund
AQR Macro Opportunities Fund
AQR Style Premia Alternative Fund
Options on Futures Contracts	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Diversifying Strategies Fund
Privately Negotiated Options	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Diversifying Strategies Fund
Additional Information Regarding Options	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Diversifying Strategies Fund
AQR Macro Opportunities Fund
AQR Style Premia Alternative Fund
Hybrid Instruments	AQR Diversified Arbitrage Fund
AQR Diversifying Strategies Fund
Combined Transactions	All Funds
Hedging Transactions	All Funds
High Yield Securities	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Diversifying Strategies Fund
AQR Macro Opportunities Fund
AQR Multi-Asset Fund
AQR Style Premia Alternative Fund
Illiquid and Restricted Investments	All Funds
Inflation Risk	All Funds

AQR Funds–Statement of Additional Information6
Securities and/or Investment Strategies	Funds
Inflation-Linked Bonds	AQR Diversifying Strategies Fund
AQR Macro Opportunities Fund
AQR Multi-Asset Fund
IPOs and SEOs	AQR Diversified Arbitrage Fund
AQR Diversifying Strategies Fund
Loans of Portfolio Securities	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Diversifying Strategies Fund
AQR Equity Market Neutral Fund
AQR Long-Short Equity Fund
AQR Macro Opportunities Fund
AQR Multi-Asset Fund
AQR Style Premia Alternative Fund
Margin Deposits and Cover Requirements	All Funds
Margin Deposits for Futures Contracts	All Funds
Compliance with Exemptions in Rule 18f-4	All Funds
Market Disruption Risk	All Funds
Mid-Cap Securities Risk	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Diversifying Strategies Fund
AQR Equity Market Neutral Fund
AQR Long-Short Equity Fund
AQR Macro Opportunities Fund
AQR Managed Futures Strategy Fund
AQR Managed Futures Strategy HV Fund
AQR Multi-Asset Fund
AQR Style Premia Alternative Fund
AQR Trend Total Return Fund
Momentum Style Risk	AQR Alternative Risk Premia Fund
AQR Diversifying Strategies Fund
AQR Equity Market Neutral Fund
AQR Long-Short Equity Fund
AQR Macro Opportunities Fund
AQR Managed Futures Strategy Fund
AQR Managed Futures Strategy HV Fund
AQR Multi-Asset Fund
AQR Risk-Balanced Commodities Strategy Fund
AQR Style Premia Alternative Fund
AQR Trend Total Return Fund
Municipal Obligations	AQR Diversified Arbitrage Fund
AQR Diversifying Strategies Fund
PIPEs	AQR Diversified Arbitrage Fund
AQR Diversifying Strategies Fund
Portfolio Risk	All Funds
Real Estate- Related Investments	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Diversifying Strategies Fund
AQR Equity Market Neutral Fund
AQR Long-Short Equity Fund
AQR Macro Opportunities Fund
AQR Managed Futures Strategy Fund
AQR Managed Futures Strategy HV Fund
AQR Style Premia Alternative Fund
AQR Trend Total Return Fund
Regulatory Limitations on Adviser or Sub-Adviser Activity	All Funds
Repurchase Agreements	All Funds

AQR Funds–Statement of Additional Information7
Securities and/or Investment Strategies	Funds
Reverse Repurchase Agreements	All Funds
Rights and Warrants	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Diversifying Strategies Fund
AQR Equity Market Neutral Fund
AQR Long-Short Equity Fund
AQR Macro Opportunities Fund
AQR Style Premia Alternative Fund
AQR Trend Total Return Fund
Securities of Other Investment Companies	All Funds
Short Sales	All Funds
Small-Cap Securities Risk	AQR Alternative Risk Premia Fund
AQR Diversified Arbitrage Fund
AQR Diversifying Strategies Fund
AQR Equity Market Neutral Fund
AQR Long-Short Equity Fund
AQR Macro Opportunities Fund
AQR Managed Futures Strategy Fund
AQR Managed Futures Strategy HV Fund
AQR Multi-Asset Fund
AQR Style Premia Alternative Fund
AQR Trend Total Return Fund
Social, Political and Economic Uncertainty Risk	All Funds
SOFR and Other Benchmark-Related Risks	All Funds
SPACs	AQR Diversified Arbitrage Fund
AQR Diversifying Strategies Fund
Structured Notes	AQR Alternative Risk Premia Fund
AQR Diversifying Strategies Fund
AQR Macro Opportunities Fund
AQR Managed Futures Strategy Fund
AQR Managed Futures Strategy HV Fund
AQR Multi-Asset Fund
AQR Risk-Balanced Commodities Strategy Fund
AQR Style Premia Alternative Fund
AQR Trend Total Return Fund
Subsidiary Risk	AQR Alternative Risk Premia Fund
AQR Diversifying Strategies Fund
AQR Macro Opportunities Fund
AQR Managed Futures Strategy Fund
AQR Managed Futures Strategy HV Fund
AQR Multi-Asset Fund
AQR Risk-Balanced Commodities Strategy Fund
AQR Style Premia Alternative Fund
AQR Trend Total Return Fund
Tax-Managed Investing	AQR Alternative Risk Premia Fund
AQR Equity Market Neutral Fund
AQR Long-Short Equity Fund
AQR Managed Futures Strategy Fund
AQR Managed Futures Strategy HV Fund
AQR Multi-Asset Fund
AQR Style Premia Alternative Fund
AQR Trend Total Return Fund
U.S. Government Securities	All Funds
Risks Related to the Adviser and to its Quantitative and Statistical Approach	All Funds

AQR Funds–Statement of Additional Information8
Arbitrage Strategies
The Funds may use a variety of arbitrage strategies in pursuing their investment strategy. The underlying relationships among securities in which each Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses. The expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss should the transaction be unexpectedly terminated. The expected timing of each transaction is also extremely important since the length of time that the Fund’s capital must be committed to any given transaction will affect the rate of return realized by the Fund, and delays can substantially reduce such returns. Therefore, unanticipated delays in timing could cause the Fund to lose money or not achieve the desired rate of return. Trading to seek short-term capital appreciation can be expected to cause the Fund’s portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by the Fund and ultimately by its investors. Certain investments of the Fund may, under certain circumstances, be subject to rapid and sizable losses.
One type of arbitrage transaction that the Adviser or Sub-Adviser anticipates employing involves purchasing the shares of an announced acquisition target at a discount from the expected value of such shares upon completion of the acquisition. The size of the discount, or spread, and whether the potential reward justifies the potential risk are functions of numerous factors affecting the riskiness and timing of the acquisition. Such factors include the status of the negotiations between the two companies (for example, spreads typically narrow as the parties advance from an agreement in principle to a definitive agreement), the complexity of the transaction, the number of regulatory approvals required, the likelihood of government intervention on antitrust or other grounds, the type of consideration to be received and the possibility of competing offers for the target company.
The Fund may invest in and/or hold positions in a company where the Adviser or Sub-Adviser believes the compensation to be paid to shareholders of that company in connection with a proposed merger, corporate reorganization or other event significantly undervalues the company’s securities. In those cases, the Adviser or Sub-Adviser may cause the Fund to participate in legal or other actions, such as appraisal actions, to seek to increase the compensation the Fund receives for the securities the Fund holds. Such actions can be expensive and require prolonged periods to litigate or resolve. There can be no assurance that any such actions will be successful or that the Fund would be able to liquidate the position during the pendency of the action if the Adviser or Sub-Adviser determined doing so was in the Fund’s best interests.
Borrowing and Leverage
Each Fund may borrow money to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. This borrowing may be unsecured. The 1940 Act precludes a fund from borrowing if, as a result of such borrowing, the total amount of all money borrowed by a fund exceeds 33 1/3% of the value of its total assets (that is, total assets including borrowings, less liabilities exclusive of borrowings) at the time of such borrowings. This means that the 1940 Act requires a fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time, and could cause the Fund to be unable to meet certain requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). In addition, certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Adviser from managing a Fund’s portfolio in accordance with the Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Borrowing has a leveraging effect because it tends to exaggerate the effect on a Fund’s net asset value (“NAV”) per share of any changes in the market value of its portfolio securities. Money borrowed will be subject to interest costs and other fees, which may or may not be recovered by earnings on the securities purchased. A Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a fund compared with what it would have been without leverage.
The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund can be viewed as constituting a form of “senior security” of the fund for purposes of the 1940 Act. These transactions may include selling securities short, buying and selling certain derivatives (such as futures contracts or swap agreements), selling (or writing) put and call options, engaging in when-issued, delayed-delivery, forward-commitment or reverse repurchase transactions and other trading practices that have a leveraging effect on the capital structure of a fund or may be viewed as economically equivalent to borrowing. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by a Fund if the Fund (1) maintains an offsetting financial position, (2) maintains liquid

AQR Funds–Statement of Additional Information9
assets in a sufficient value to cover the Fund’s potential obligation under the borrowing transaction not offset or covered as provided in (1) and (3), or (3) otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). The value of a Fund’s holdings in such instruments are marked-to-market daily to ensure proper coverage. A Fund may have to buy or sell a security at a disadvantageous time or price in order to cover such transaction. In addition, assets being maintained to cover such transactions may not be available to satisfy redemptions or for other purposes or obligations.
Interfund Borrowing and Lending
The SEC has issued an exemptive order permitting the Funds to participate in an interfund lending program. This program allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that (1) no Fund may borrow or lend money through the program unless it receives a more favorable rate than is typically available for comparable borrowings from a bank or investments in U.S. Treasury bills, respectively, (2) no Fund may lend money if the loan would cause its aggregate outstanding loans through the interfund lending program to exceed 15% of its net assets at the time of the loan, and (3) a Fund’s interfund loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. In addition, a Fund may participate in the interfund lending program only if and to the extent that such participation is consistent with the Fund’s investment objective and investment policies. Interfund loans have a maximum duration of seven days. Loans may be called with one business day’s notice and may be repaid on any day. A borrowing Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The interfund lending program is subject to the oversight and periodic review of the Trust’s board of trustees (the “Board of Trustees” or the “Board”).
A Fund is not required to borrow money under the interfund lending program and may borrow under other arrangements, including the existing bank line of credit, for temporary or emergency purposes. This could result in a Fund borrowing money at a higher interest rate than it would have received under the interfund lending program.
Callable Bonds
Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield. During periods of market illiquidity or rising interest rates, prices of a Fund’s “callable” issues are subject to increased price fluctuation.
Cash Management/Temporary Investments
A Fund can hold uninvested cash or can invest it in cash equivalents such as money market instruments, U.S. treasury bills, interests in short-term investment funds, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.
A Fund also may adopt temporary defensive positions by investing up to 100% of its assets in these instruments, even if the investments are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, regulatory or other conditions. To the extent a Fund invests in these temporary investments in this manner, the Fund may not achieve its investment objective.
Commodities Instruments
There are several additional risks associated with transactions in commodity futures contracts, swaps on commodity futures contracts, commodity forward contracts and other commodities instruments. In the commodity instruments markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling commodity instruments today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same commodity instrument, the commodity producer generally must sell the commodity instrument at a lower price than the expected future spot price. Conversely, if most hedgers in the commodity instruments market are purchasing commodity instruments to hedge against a rise in prices, then speculators will only sell the other side of the commodity instrument at a higher future price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in commodity instruments markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new commodity instrument, the Fund might reinvest at a higher or lower future price, or choose to pursue other investments. The commodities which underlie commodity instruments may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are

AQR Funds–Statement of Additional Information10
subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities. Also, unlike the financial instruments markets, in the commodity instruments markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity instruments contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in instruments on that commodity, the value of the commodity instrument may change proportionately.
Commodity-Linked Notes
Commodity-linked notes and other related instruments purchased by a Fund are generally privately negotiated debt obligations where the principal paid to the Fund by the counterparty at maturity or redemption is determined by reference to the performance of a specific reference commodity or group of commodities or commodity index. The principal amount payable upon maturity or redemption may fluctuate, depending upon changes in the value of the reference commodity or index. The terms of a commodity-linked note may provide that, in certain circumstances where the value of the reference commodity or index substantially declines, no principal is due to the buyer of the commodity-linked note at maturity and, therefore, may result in a total loss of invested capital by the Fund. The principal payments that may be made on a commodity-linked note may vary widely, depending on a variety of factors, including the volatility of the reference commodity or index. Commodity-linked notes may be positively or negatively indexed, so the appreciation of the reference commodity may produce an increase or a decrease in the value of the principal at maturity. The rate of return on commodity-linked notes may be determined by applying a multiplier to the performance or differential performance of reference commodities or indices. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The purchase of commodity-linked notes exposes the Fund to the credit risk of the issuer of the commodity-linked product. Commodity-linked notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
Contingent Value Rights
The Fund may invest in contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount (which may be a fixed amount or determined by a formula) in the event that a specified corporate action, business milestone, or other trigger occurs (or does not occur) which is often subject to an expiration date. CVRs may be awarded to shareholders in the context of a corporate acquisition or major restructuring, such as a Chapter 11 or other bankruptcy reorganization. For example, shareholders of an acquired or reorganized company may receive a CVR that enables them to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date, or to receive cash payments and/or securities in the event of future sale or liquidation event involving the company by a specified date. Risks associated with the use of CVRs are generally similar to risks associated with the use of options, such as the risk that the required trigger does not (or does) occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present illiquidity risk, as they may not be registered securities or may otherwise be non-transferable or difficult to transfer, as well as counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.
Convertible Securities
A Fund, subject to its investment strategies and policies, may invest in preferred stocks or fixed-income securities which are convertible into common stock. Convertible securities are securities that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, a Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The value of a convertible security is a function of its “investment value” (its value as if it did not have a conversion privilege), and its “conversion value” (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege). A Fund may attempt to hedge certain of its investments in convertible debt securities by selling short the issuer’s common stock.
Corporate Loans
A Fund may invest in “Corporate Loans,” including senior secured floating rate loans and other types of loans, such as fixed rate unsecured or delayed draw loans (together, “Loans”). Corporate Loans are made to corporations and other non-governmental entities and issuers. Senior secured Corporate Loans typically hold the most senior position in the capital structure of the issuing entity, are typically secured with specific collateral and typically have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Unsecured Corporate Loans generally are subject to similar risks as those associated with investments in

AQR Funds–Statement of Additional Information11
senior secured Corporate Loans. However, because unsecured loans have lower priority in right of payment to any higher ranking obligations of the borrower and are not backed by a security interest in any specific collateral, they are subject to additional risk that the cash flow of the borrower and available assets may be insufficient to meet scheduled payments after giving effect to any higher ranking obligations of the borrower. Unsecured Corporate Loans generally have greater price volatility than senior secured Corporate Loans and may be less liquid.
The proceeds of Corporate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, internal growth and for other corporate purposes. Corporate Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Base lending rates in common usage today are primarily the Secured Overnight Financing Rate (“SOFR”), and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Certain financial instruments may be tied to the London Inter-Bank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR was the offered rate for short-term Eurodollar deposits between major international banks. As of June 30, 2023, LIBOR publications have been phased out. The transition away from LIBOR may lead to increased volatility and illiquidity in markets that have been historically tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting a Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for a Fund. The risks associated with Corporate Loans of below investment grade quality are similar to the risks of bonds rated below investment grade, although senior secured Corporate Loans are typically senior and secured in contrast to bonds rated below investment grade, which are generally subordinated and unsecured. Senior secured Corporate Loans’ higher standing has historically resulted in generally higher recoveries in the event of a corporate reorganization. In addition, because their interest payments are adjusted for changes in short-term interest rates, investments in senior secured Corporate Loans generally have less interest rate risk than below-investment-grade rated bonds.
An economic downturn generally leads to a higher non-payment rate, and a debt obligation may lose significant value before a default occurs. Moreover, any specific collateral used to secure a Loan may decline in value or become illiquid, which would adversely affect the Loan’s value. Like other debt instruments, Corporate Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the net asset value per share of the Fund. There can be no assurance that the liquidation of any collateral securing a Loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Corporate Loan. The collateral securing a Corporate Loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some Corporate Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Corporate Loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of Corporate Loans including, in certain circumstances, invalidating such Corporate Loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect a Fund’s performance.
A Fund may purchase and retain in its portfolio Corporate Loans where the borrowers have experienced, or may be perceived to be likely to experience, credit problems, including default, involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. At times, in connection with the restructuring of a Corporate Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Corporate Loan. Corporate Loans in which a Fund will invest may not be rated by a nationally recognized statistical ratings organization (“NRSRO”), may not be registered with the SEC or any state securities commission, and may not be listed on any national securities exchange. Corporate Loans may not be considered “securities” for purposes of the federal securities laws, other than the 1940 Act, and, therefore, purchasers of Corporate Loans, such as a Fund, may not be entitled to rely on the anti-fraud and other protections of the other federal securities laws. The amount of public information available with respect to Corporate Loans may be less extensive than that available for registered or exchange-listed securities. No active trading market may exist for some Corporate Loans and some Corporate Loans may be subject to restrictions on resale. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize full value and thus cause a decline in a Fund’s net asset value. Transactions in Corporate Loans may settle on a delayed basis, and the proceeds from the sale of a Corporate Loan may not be readily available to make additional investments or to meet a Fund’s redemption obligations. During periods of limited demand and liquidity for Corporate Loans, a Fund’s net asset value may be adversely affected. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain investments or market conditions that reduce liquidity) can reduce the value of Corporate Loans and other debt obligations, impairing a Fund’s net asset value. In addition, a Fund may not be able to readily sell its Corporate Loans at prices that approximate those at which the Fund could sell such Corporate Loans if they were more widely traded. As a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

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To the extent Corporate Loans are deemed to be liquid by a Fund, they will not be subject to the Fund’s restrictions on investments in illiquid securities. Generally, a liquid market with institutional buyers exists for Corporate Loans. A Fund monitors each type of Corporate Loan in which it is invested to determine whether it is liquid consistent with the Fund’s liquidity risk management program.
A Fund may purchase Corporate Loans by assignment from a participant in the original syndicate of lenders or from subsequent assignees of such interests, or can buy a participation in a loan. A Fund may also purchase participations in the original syndicate making Corporate Loans. Loan participations typically represent indirect participations in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Economic and other events (whether real or perceived) can reduce the demand for certain Corporate Loans or Corporate Loans more generally, which may reduce market prices and cause a Fund’s net asset value per share to fall. The frequency and magnitude of such changes cannot be predicted. Loans and other debt instruments are also subject to the risk of price declines due to increases in prevailing interest rates, although floating-rate debt instruments are less exposed to this risk than fixed-rate debt instruments. Interest rate changes may also increase prepayments of debt obligations and require a Fund to invest assets at lower yields. No active trading market may exist for certain Loans, which may impair the ability of a Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Loans.
Cybersecurity Risk
With the increased use of technologies such as the Internet to conduct business, a Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Adviser, sub-advisor(s) and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for Fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While a Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders. A Fund and its shareholders could be negatively impacted as a result.
Debt Obligations
A Fund, subject to its investment strategies and policies, may invest in corporate bonds and other evidences of corporate indebtedness (“debt securities”), including debt securities issued by companies involved in publicly announced mergers, takeovers and other corporate reorganizations, including reorganizations undertaken pursuant to Chapter 11 of the U.S. Bankruptcy Code or may be exposed to debt securities through derivative instruments.
Although generally not as risky as the equity securities of the same issuer, debt securities may gain or lose value due to changes in interest rates and other general economic conditions, industry fundamentals, market sentiment and the issuer’s operating results, balance sheet and credit ratings. The market value of debt securities issued by companies involved in pending corporate mergers and takeovers may be determined in large part by the status of the transaction and its eventual outcome, especially if the debt securities are subject to change-of-control provisions that entitle the holder to be paid par value or some other specified dollar amount upon completion of the merger or takeover. Accordingly, the principal risk associated with investing in these debt securities is the possibility that the transaction may not be completed.
Newly Issued Debt Securities
The credit obligations in which a Fund invests may include newly issued securities, or “new issues.” New issues may have a magnified impact on the performance of a Fund during periods in which it has a small asset base. The impact of new issues on a Fund’s performance likely will decrease as a Fund’s asset size increases, which could reduce a Fund’s

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returns. New issues may not be consistently available to a Fund for investing, particularly as a Fund’s asset base grows. Certain new issues, such as initial debt offerings, may be volatile in price due to the absence of a prior trading market, limited quantities available for trading and limited information about the issuer. A Fund may hold new issues for a short period of time. This may increase a Fund’s portfolio turnover and may lead to increased expenses for a Fund, such as transaction costs. In addition, new issues can experience an immediate drop in value after issuance if the demand for the securities does not continue to support the offering price. Often, an investment opportunity in a newly issued debt security may be suitable for one or more Funds or other clients of the Adviser and/or Sub-Adviser, but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another client of the Adviser and/or Sub-Adviser. The Adviser and Sub-Adviser have adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. Under these allocation procedures, in certain circumstances, certain investment opportunities may be allocated to some eligible clients and not others, depending on existing holdings, investment strategies or other pre-determined criteria.
Depositary Receipts
A Fund, subject to its investment strategies and policies, may purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and Thailand Non-Voting Depositary Receipts (“NVDRs”). ADRs, EDRs, GDRs and NVDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include the political and economic risks of the underlying issuer’s country, as well as in the case of depositary receipts traded on non-U.S. markets, exchange risk. ADRs, EDRs, GDRs and NVDRs may be sponsored or unsponsored. The issuer of a sponsored receipt typically bears certain expenses of maintaining the depositary receipt facility. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Holders of unsponsored receipts generally bear all the costs of the depositary receipt facility. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications.
Distressed Investments
A Fund may invest in distressed investments, the issuers of which are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. A Fund’s investments in such distressed securities typically may involve the purchase of high-yield bonds, bank debt, corporate loans or other indebtedness of such companies. A Fund may also invest in distressed investments issued by governmental entities, including municipal bonds and sovereign debt. Distressed investments may present a substantial risk of default or may be in default at the time of investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any restructuring, reorganization or liquidation proceeding relating to an investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled issuer is that it frequently may be difficult to obtain information as to the true financial condition of the issuer. This risk may be heightened when a Fund has invested in distressed instruments of private or governmental issuers outside of the United States. The Adviser’s or Sub-Adviser's  judgments about the credit quality of a financially distressed issuer and the relative value of its securities may prove to be wrong. No active trading market may exist for certain distressed investments, including Corporate Loans, which may impair the ability of a Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded distressed investments. See also “Emerging Markets Investments,” “Foreign Government Debt Obligations,” “Foreign Investments” and “Municipal Obligations” below.
Emerging Markets Investments
A Fund, subject to its investment strategies and policies, may invest in emerging markets investments, which have exposure to the risks discussed below relating to foreign instruments more generally, as well as certain additional risks. A high proportion of the shares of many issuers in emerging market countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment. The prices at which investments may be acquired may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Fund in particular securities. In addition, emerging market investments are susceptible to being influenced by large investors trading significant blocks of securities.
Emerging market stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Emerging securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States and other more developed securities markets. Stockbrokers and other intermediaries in the emerging markets may not perform as

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well as their counterparts in the United States and other more developed securities markets. Differences in the regulatory, accounting, auditing, financial reporting and recordkeeping standards in emerging markets could impede the Adviser's ability to evaluate local companies and could impact a Fund's performance.
Political and economic structures in many emerging market countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States and other more developed nations. Certain of such countries may have, in the past, failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in those countries and the availability of additional investments in those countries. The laws of countries in emerging markets relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts of these countries than it is in the United States. Although some governments in emerging markets have instituted economic reform policies, there can be no assurances that such policies will continue or succeed.
Sanctions and other intergovernmental actions may be undertaken against an emerging market country, which may result in the devaluation of the country’s currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of the country’s securities. Sanctions could result in the immediate freeze of securities issued by an emerging market company or government, impairing the ability of a Fund to buy, sell, receive or deliver these securities.
Russia’s Invasion of Ukraine
Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain investments. To the extent that a Fund has exposure to investments in countries affected by the invasion, a Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact a Fund’s performance and the value of an investment in a Fund, even beyond any direct exposure a Fund may have to issuers in countries affected by the invasion.
China Risk
A Fund may be affected by political, economic, diplomatic and social conditions in China, including changes in government policy and taxation. These changes may occur without sufficient warning. The economy in China is heavily dependent upon international trade and, accordingly, has been and may continue to be adversely affected by trade barriers, exchange controls, and other protectionist measures imposed or negotiated by the countries with which they trade. Political changes and social instability in China could also result in the imposition of additional government restrictions including expropriation of assets, confiscatory taxes or nationalization of some or all of the property held by the underlying issuers of the Chinese securities. The laws, regulations, government policies, and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in a Fund's portfolio, as well as potentially subjecting the Fund to early termination of a swap by a swap dealer outside of the ordinary course of business. There is also the risk that the U.S. government or other governments may sanction Chinese issuers or otherwise prohibit U.S. persons (such as the Fund) from investing in certain Chinese issuers which may negatively affect the liquidity and price of their securities.
The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy and a Fund's investments.
A Fund's investments in China are subject to risks associated with Chinese taxation and the risk of any changes in relevant tax laws and regulations, which may have retrospective effect and could require a Fund to indemnify certain counterparties, such as swap dealers, in respect of any such tax payments. Implementation of various taxes may also affect consumption in certain product sectors. There is a risk that changes in tax policy and regulations may adversely affect the demand for certain products or services of companies and therefore a Fund's returns on investments.

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Chinese Corporate and Securities Law, and Investments in China A-shares
A Fund's rights with respect to its investments in Chinese securities, if any, generally will not be governed by U.S. law, and instead will generally be governed by Chinese law. China operates under a civil law system, in which court precedent is not binding. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the interpretation and implementation of existing law. It may therefore be difficult for a Fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for a Fund to obtain a judgment in court.
The liquidity and price volatility associated with certain financial markets in China to which a Fund may have investment exposure are subject to risks of government intervention (for example, suspending trading in particular instruments, requiring certain market participants to reduce their positions, or similar measures) and imposition of trading restrictions for all or certain instruments from time to time directly and by regulation, in certain markets. For example, trading band limits may be imposed by exchanges in China, where trading in any instrument on the relevant exchange may be suspended if the trading price has increased or decreased beyond the trading band limit. This may mean that the prices of certain instruments may not necessarily reflect their underlying value, depending on the extent of government intervention. Such intervention is often intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. A Fund will also be subject to the risk of the failure of any of the exchanges on which its positions trade or of their clearing houses.
A Fund may invest in equity securities of companies domiciled in China that are listed and traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-shares”). Historically, foreign investors have been restricted from investing in China A-shares, other than through a license granted under regulations in China that permits investment in China A-shares only up to a specified quota. In November 2014, Hong Kong Exchanges and Clearing Limited (“HKEx”), the Shanghai Stock Exchange and China Securities Depository and Clearing Corporation Limited (“ChinaClear”) launched the Shanghai-Hong Kong Stock Connect program, an investment channel that established cross-border, mutual stock market access. The Shenzhen-Hong Kong Stock Connect program (together with the Shanghai-Hong Kong Stock Connect program, “Stock Connect”) launched in 2016. Stock Connect provides foreign investors, such as a Fund, access to invest in China A-shares through their brokers in Hong Kong without obtaining a license.
Investments in Chinese securities involve the risks of investing in emerging markets, which may include an authoritarian government, nationalization or expropriation of private assets, less developed markets and currency devaluations. The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law places significant restrictions on the remittance of foreign currency, and strictly regulates currency exchange. All domestic transactions, including China A-shares, must be settled only in Renminbi (“RMB”), which may subject a Fund to the risk of currency fluctuations. In addition, RMB can be categorized into offshore RMB ("CNH"), which is traded outside of China, and onshore RMB ("CNY"), which is traded inside of China and is subject to certain capital controls. CNY and CNH are traded at different exchange rates and their exchange rates may not move in the same direction. This allows for different potentially significant price differentiations. Although there has been a growing amount of RMB held offshore by institutions authorized to engage in RMB banking and clearing businesses in jurisdictions such as Hong Kong, CNH cannot be freely remitted into China and is subject to certain restrictions, and vice versa. A Fund may be adversely affected by the exchange rates between CNY and CNH.
RMB is currently not a freely convertible currency as it is subject to foreign exchange control, fiscal policies, and repatriation restrictions imposed by the Chinese government. This control of currency conversion and movements in the RMB exchange rates may adversely affect the operations and financial results of companies in China. In addition, if these control policies change in the future, a Fund may be adversely affected. The exchange rates for RMB against other currencies, including the U.S. dollar, are susceptible to movements based on external factors. Any depreciation of the RMB will decrease the value of RMB-denominated assets the Fund may hold which may have a detrimental impact on NAV of a Fund, and vice versa. However, the possibility that the appreciation of RMB will be accelerated cannot be excluded. On the other hand, there can be no assurance that the RMB will not be subject to devaluation, as the Chinese government has devalued the RMB in the past in order to stimulate the Chinese economy. Any devaluation of the RMB could adversely affect the value of a Fund's investments.
The Chinese government imposes restrictions on the remittance of RMB out of and into China. Further, the Chinese government's imposition of restrictions on the repatriation of RMB out of China may also limit and reduce the liquidity of a Fund. The Chinese government's policies on exchange control and repatriation restrictions are subject to change, and a Fund's performance may be adversely affected. The Fund could incur losses as a result of the imposition of exchange controls, exchange rate regulation, suspension of settlements or the inability to deliver or receive a specified currency.
Trading on the Shanghai Stock Exchange and the Shenzhen Stock Exchange is also subject to daily price limits. Orders for China A-shares may not vary from the previous day’s closing price by more than 10%. There can be no assurance that a liquid market will exist for any particular China A-share.

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Investments through Stock Connect may be subject to additional risks. The regulations governing Stock Connect are subject to change and there is no certainty as to how the regulations will be applied or interpreted. Regulators in China or Hong Kong may issue additional regulations that impact a foreign investor’s ability to transact in China A-shares through Stock Connect, which regulations may adversely impact a Fund. Investments in China A-shares through Stock Connect are subject to Chinese securities regulations and listing rules. Securities regulations implemented in China and Hong Kong differ significantly and trading through Stock Connect may give rise to issues based on these differences. Different fees, costs and taxes are imposed on foreign investors acquiring China A-shares through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.
The Hong Kong Securities Clearing Company Limited, a wholly-owned subsidiary of HKEx (“HKSCC”), and ChinaClear are responsible for the clearing, settlement and the provision of depository, nominee and other related services for trades initiated by investors in their respective markets. China A-shares purchased by a foreign investor through Stock Connect are held in an omnibus account registered in the name of HKSCC, as nominee on behalf of investors. The nature and rights, and methods of enforcing any rights, of a Fund as beneficial owner of China A-shares held through HKSCC as nominee are not well-defined under Chinese law. There is lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under Chinese law and there have been few cases involving a nominee account structure in Chinese courts. The exact nature and methods of enforcement of the rights and interests of a Fund under Chinese law is also uncertain. In the event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the China A-shares may not be regarded as held for the beneficial ownership of a Fund or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the China A-shares held in its omnibus stock account at ChinaClear, ChinaClear as the share registrar for China A-shares will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such China A-shares. HKSCC monitors the corporate actions affecting China A-shares and keeps participants of HKEx’s Central Clearing and Settlement System (“CCASS”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to the HKSCC through participants of the CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant listed company.
A Fund’s investments in China A-shares through Stock Connect are not covered by Hong Kong’s Investor Compensation Fund. Hong Kong’s Investor Compensation Fund is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. In addition, since a Fund is carrying out trading in China A-shares through securities brokers in Hong Kong but not Chinese brokers, it is not protected by the China Securities Investor Protection Fund in China.
Trading through Stock Connect may only be done on days when both Chinese and Hong Kong markets are open for trading and when banking services in both markets are available on the corresponding settlement days. If either market is closed, a Fund will not be able to buy or sell China A-shares through Stock Connect in a timely manner. Therefore, an investment in China A-shares through Stock Connect may subject a Fund to the risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. Additionally, same day trading in China A-shares is not permitted. China A-shares will settle on the trade date (T), with cash settlement on the following day (T+1). An investor transacting in China A-shares must have a cash amount not less than the purchase price, or a number of shares not less than the size of the sell order, in its brokerage account on the day prior to the trade date. If an investor does not have sufficient funds or shares in its account, the investor’s buy or sell order will be rejected. The Hong Kong Stock Exchange conducts pre-trading checks to ensure compliance with these requirements.
Foreign investors trading China A-shares through Stock Connect are not subject to any individual investment quotas on trading activity, but are subject to daily quotas on the level of all trading activity through Stock Connect on a “net buy” basis. The Hong Kong Stock Exchange tracks daily trading activity in China A-shares through Stock Connect in real time. If trading activity on any given day exceeds the daily quota, buy orders will not be accepted for the rest of that trading day, unless cancellation orders result in a positive daily quota balance during the trading day. Investors may continue to sell China A-shares or input order cancellation requests after the daily quota has been exceeded. The investment quotas may restrict a Fund from investing in China A-shares on a timely basis, which could adversely affect the Fund’s ability to effectively pursue its investment strategy, and such quotas are subject to change.
China A-shares purchased through Stock Connect may only be sold through Stock Connect and are not otherwise transferable. China A-shares designated as eligible for trading through Stock Connect may lose such designation at any time, and thereafter may be sold, but not purchased, through Stock Connect. Moreover, since all trades of eligible China A-shares through Stock Connect must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

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Equity Securities
A Fund, subject to its investment strategies and policies, may purchase equity securities or be exposed to equity securities through derivative instruments. Equity securities may include common and preferred stock, convertible securities, private investments in public equities (PIPEs), depositary receipts and warrants. Common stock represents an equity or ownership interest in a company. This interest often gives a Fund the right to vote on measures affecting the company’s organization and operations. Equity securities have a history of long-term growth in value, but their prices tend to fluctuate in the shorter term. Preferred stock generally does not exhibit as great a potential for appreciation or depreciation as common stock, although it ranks above common stock in its claim on income for dividend payments.
The market value of all securities, including equity securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.
Exchange-Traded Funds (“ETFs”)
A Fund, subject to its investment strategies and policies, may purchase shares of ETFs. ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. Tracking error, the divergence of an ETF’s performance from that of its underlying index, may arise due to imperfect correlation between the ETF’s portfolio securities and those in its index, rounding of prices, timing of cash flows, the ETF’s size, changes to the index and regulatory requirements. A Fund could purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities or commodities they are designed to track, although a lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities or commodities. ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. See also “Securities of Other Investment Companies” below.
Exchange-Traded Notes (“ETNs”)
A Fund may invest in ETNs. ETNs are generally notes representing debt of an issuer, usually a financial institution. ETNs combine aspects of both bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.
The value of an ETN may be influenced by, among other things, time to maturity, levels of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential returns, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on an ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite there being no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.
There may be restrictions on a Fund’s right to redeem its investment in an ETN, which is generally meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the unavailability or limited nature of a secondary market. A Fund could lose some or all of the amount invested in an ETN.
Foreign Government Debt Obligations
Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a Fund, to the

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extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.
Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt. To the extent that a sovereign debtor is currently undergoing, or in the future enters into, a restructuring of its debt or defaults on its obligations, a Fund will be subject to additional risks and the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its initial investment. See also “Distressed Investments” above.
Foreign Investments
A Fund, subject to its investment strategies and policies, may invest, either directly or via exposure through a derivative instrument, in securities and other investments (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. All such investments are referred to as “foreign instruments.”
Investing in foreign instruments offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer investment potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. Investments in foreign instruments present additional risks and considerations not typically associated with investments in domestic securities: reduction of income due to foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less trading volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the United States; less regulation of foreign issuers, stock exchanges and brokers than in the United States; greater difficulties in commencing lawsuits and obtaining judgments in foreign courts; higher brokerage commission rates than in the United States; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; requirement of payment for investments prior to settlement possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; repercussions of, or retaliatory measures resulting from, sanctions imposed by other nations and/or supranational entities; and unfavorable differences between the United States economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.
Foreign Exchange Risk and Currency Transactions
The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.
Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used to (i) gain exposure to a particular currency or currencies as a part of a Fund’s investment strategy, (ii) when a security denominated in a foreign currency is purchased or sold, or (iii) when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. With respect to subparagraphs (ii) and (iii), a forward contract can then “lock in” the U.S. dollar price of the

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security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Adviser or Sub-Adviser, as appropriate, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency. Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) includes foreign exchange forwards in the definition of “swap” as well as over-the-counter (“OTC”) derivatives and therefore contemplates that certain of these contracts may be exchange-traded, cleared by a clearinghouse and otherwise regulated by the Commodity Futures Trading Commission (the “CFTC”). The CFTC has been granted authority to regulate forward foreign currency contracts and many of the final regulations already adopted by the CFTC will apply to such contracts, however a limited category of forward foreign currency contracts were excluded from certain of the Dodd-Frank Act regulations by the Secretary of the U.S. Treasury Department. Therefore, trading by a Fund in forward foreign currency contracts excluded by the Treasury Department is not subject to the CFTC regulations to which trading in other forward foreign currency contracts is subject.
Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an OTC trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.
Currency swaps involve the exchange of rights to make or receive payments in specified currencies and are individually negotiated. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund’s performance may be adversely affected as the Adviser or Sub-Adviser may be incorrect in its forecasts of market value and currency exchange rates.
Forwards, Futures, Swaps and Options
As described below, a Fund may purchase and sell in the U.S. or abroad futures contracts, forward contracts, swaps and put and call options on securities, futures, securities indices, swaps and currencies. In the future, a Fund may employ instruments and strategies that are not presently contemplated, but which may be subsequently developed, to the extent such investment methods are consistent with such Fund’s investment objectives, and are legally permissible. There can be no assurance that an instrument, if employed, will be successful.
A Fund may buy and sell these investments for a number of purposes, including hedging, investment or speculative purposes. For example, it may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, may be used to hedge a Fund’s portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase a Fund’s exposure to the securities market.
Special Risk Factors Regarding Forwards, Futures, Swaps and Options
Transactions in derivative instruments (e.g., futures, options, forwards, and swaps) involve a risk of loss or depreciation due to: unanticipated adverse changes in securities or commodities prices, interest rates, indices, the other financial instruments’ prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge (if the derivative instrument is being used for hedging purposes); tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the amount invested in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions.
A Fund’s use of swaps, futures contracts, options, forward contracts and certain other derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset underlying a derivative instrument and results in increased volatility, which means a Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in a

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Fund’s exposure to an asset and may cause the Fund’s NAV to be volatile. For example, if the Adviser seeks to gain enhanced exposure to a specific asset through a derivative instrument providing leveraged exposure to the asset and that derivative instrument increases in value, the gain to a Fund will be enhanced; however, if that investment decreases in value, the loss to the Fund will be magnified. A decline in a Fund’s assets due to losses magnified by the derivative instruments providing leveraged exposure may require the Fund to liquidate portfolio positions to satisfy its obligations or to meet redemption requests when it may not be advantageous to do so. There is no assurance that a Fund’s use of derivative instruments to obtain enhanced exposure will enable the Fund to achieve its investment objective.
A Fund’s success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and a Fund’s assets.
OTC derivative instruments involve an increased risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. Further, under certain circumstances, commodity exchanges or regulators may impose limits that are lower than current open equity in a given futures contract, and such limit changes have the potential to cause liquidation of positions and may adversely affect a Fund. Certain purchased OTC options, and assets used as cover for written OTC options, may be considered illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty.
Regulations adopted by prudential regulators will require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing derivatives agreements or to realize amounts to be received under such agreements.
The use of derivatives is a highly specialized activity that involves skills different from conducting ordinary portfolio securities transactions. There can be no assurance that the Adviser’s or Sub-Adviser's  use of derivative instruments will be advantageous to a Fund.
Regulatory Matters Regarding Forwards, Futures, Swaps and Options
A Fund and, if applicable, any Cayman Island subsidiary through which they invest are subject to regulation by the CFTC as commodity pools and the Adviser is subject to regulation by the CFTC as a commodity pool operator (“CPO”) with respect to a Fund under the Commodity Exchange Act (“CEA”). The Adviser does not currently rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to any of the Funds.
In October 2020, the CFTC approved a final rule amending regulations of speculative position limits to conform with certain Dodd-Frank amendments to the Commodity Exchange Act. The CFTC adopted new and amended federal spot month position limits for derivatives contracts associated with 25 physical commodities, and amended single-month and all-months-combined federal limits for most of the agricultural contracts currently subject to federal position limits. Under the final rule, federal non-spot month position limits were not extended to the sixteen new physical commodities. These federal position limits apply to "economically equivalent swaps," which are swaps with materially identical contractual specifications, terms and conditions as a referenced contract.
The rules also modify the bona fide hedge exemption by expanding from six to eleven the number of self-effectuating enumerated bona fide hedges and by liberalizing the terms of some existing enumerated hedges. The rules include an expedited review and approval regime for market participants to exceed federal position limits for non-enumerated bona fide hedging transactions or positions. In addition, the rules adopt a “spread transaction” exemption, which is self-effectuating for federal position limit purposes.
Transactions in futures and options by a Fund are subject to limitations established by futures and option exchanges governing the maximum number of futures and options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of futures or options which a Fund may write or hold may be affected by futures or

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options written or held by other entities, including other investment companies advised by the Adviser or Sub-Adviser (or an adviser that is an affiliate of the Funds' Adviser or Sub-Adviser). An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.
Forward Contracts
A forward contract is an obligation to purchase or sell a specific security, currency or other instrument for an agreed price at a future date that is individually negotiated and privately traded by traders and their customers. In contrast to contracts traded on an exchange (such as futures contracts), forward contracts are not guaranteed by any exchange or clearinghouse and are subject to the creditworthiness of the counterparty of the trade. Forward contracts are highly leveraged and highly volatile, and a relatively small price movement in a forward contract may result in substantial losses to a Fund. To the extent a Fund engages in forward contracts to generate return, the Fund will be subject to these risks.
Forward contracts are not always standardized and are frequently the subject of individual negotiation between the parties involved. By contrast, futures contracts are generally standardized and futures exchanges have central clearinghouses which keep track of all positions.
Because there is no clearinghouse system applicable to forward contracts, there is no direct means of offsetting a forward contract by purchase of an offsetting position on the same exchange as one can with respect to a futures contract. Absent contractual termination rights, a Fund may not be able to terminate a forward contract at a price and time that it desires. In such event, a Fund will remain subject to counterparty risk with respect to the forward contract, even if the Fund enters into an offsetting forward contract with the same, or a different, counterparty. If a counterparty defaults, a Fund may lose money on the transaction.
Depending on the asset underlying the forward contract, forward transactions can be influenced by, among other things, changing supply and demand relationships, government commercial and trade programs and policies, national and international political and economic events, weather and climate conditions, insects and plant disease, purchases and sales by foreign countries and changing interest rates.
Futures Contracts
U.S. futures contracts are traded on organized exchanges regulated by the CFTC. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. The Funds may also invest in volatility index futures contracts and non-U.S. futures contracts.
There are several risks in connection with the use of futures by a Fund. In the event futures are used by a Fund for hedging purposes, one risk arises because of the imperfect correlation between movements in the price of futures and movements in the price of the instruments which are the subject of the hedge. The price of futures may move more than or less than the price of the instruments being hedged. If the price of futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, a Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge.
To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser or Sub-Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser or Sub-Adviser. It is also possible that, when a Fund sells futures to hedge its portfolio against a decline in the market, the market may advance and the value of the futures instruments held in the Fund may decline.
Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities that were to be purchased.
Successful use of futures to hedge portfolio securities protects against adverse market movements but also reduces potential gain. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in

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such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements (as described below). Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.
The Funds may also use futures to attempt to gain exposure to a particular market, index, security, commodity or instrument or for speculative purposes to increase return. One or more markets, indices or instruments to which a Fund has exposure through futures may go down in value, possibly sharply and unpredictably. This means a Fund may lose money.
The price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser or Sub-Adviser, as applicable, may still not result in a successful hedging transaction over a short time frame (in the event futures are used for hedging purposes).
Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin (as described below). In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.
Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling futures contracts that are in contango, the Funds may sell the expiring futures at a lower price and buy a longer dated futures at a higher price, resulting in a negative roll yield (i.e., a loss to the Funds). When rolling futures contracts that are in backwardation, the Funds may sell the expiring futures at a higher price and buy the longer-dated futures at a lower price, resulting in a positive roll yield (i.e., a gain to the Funds). Additionally, because of the frequency with which the Funds may roll futures contracts, the impact of contango or backwardation on Funds performance may be greater than it would have been if the Fund rolled futures contracts less frequently.
Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodities exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover equity.
Stock Index Futures
A Fund may invest in stock index futures. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks.
Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver and the purchaser to take cash to settle the futures transaction or to enter into an obligation contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by a Fund on the purchase or sale of a stock index future. At any time prior to the expiration of the future, a Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by a Fund on the future for tax purposes. Although stock index futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

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Futures Contracts on Securities
The Funds may purchase and sell futures contracts on securities. A futures contract sale creates an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.
Although futures contracts on securities by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking delivery of securities. A Fund may close out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, a Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, a Fund pays the difference and realizes a loss. Similarly, a Fund may close out of a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss. Accounting for futures contracts will be in accordance with generally accepted accounting principles.
Volatility Index Futures
A Fund may take long and short positions in volatility index futures. A volatility index generally attempts to reflect the projected future volatility of a specific market index by calculating the average price of listed options on the specific market index. For example, a Fund may invest in futures on the CBOE Volatility Index, which is designed to estimate the expected volatility of the S&P 500 Index over a 30-day period pursuant to a calculation based on the midpoint of bid and ask quotes for options on the S&P 500 Index.
The prices of options on market indices have tended to increase during periods of heightened volatility in the underlying market and decrease during periods of greater stability in the underlying market, which would result in increases or decreases, respectively, in the level of the volatility index. Investments in volatility index futures are subject to the risk that a Fund is incorrect in its forecast of volatility for the underlying index, and may have the potential for unlimited loss. To the extent a Fund purchases and sells volatility index futures, a Fund will be exposed to increased levels of volatility.
Swap Agreements
A Fund may enter into swap agreements with respect to securities, futures, currencies, indices, commodities and other instruments. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors, including securities, futures, currencies, indices, commodities and other instruments. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security or commodity prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.
Some swap agreements entered into by a Fund would calculate the obligations of the parties to the agreements on a “net” basis. Consequently, a Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets in accordance with SEC staff guidance.
Forms of swap agreements also include cap, floor and collar agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

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Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agreed to pay fixed rates in exchange for floating rates while holding fixed-rate bonds, the swap would tend to decrease the Fund’s exposure to long-term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, whether in respect of periodic payments or margin, the Fund must be prepared to make such payments when due.
A Fund’s use of swap agreements may not be successful in furthering its investment objective, as the Adviser or Sub-Adviser, as appropriate, may not accurately predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may also be considered to be illiquid. If such instruments are determined to be illiquid, then a Fund will limit its investment in these instruments subject to its limitation on investments in illiquid securities. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.
Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Global regulatory changes could adversely affect a Fund by restricting its trading activities and/or increasing the costs or taxes to which its investors are subject. The Dodd-Frank Act in the U.S., and the European Market Infrastructure Regulation (“EMIR”) in the European Union (among others), grant prudential and financial regulators (notably the SEC and CFTC in the U.S. and European Securities and Markets Authority in the European Union) the jurisdictional and rulemaking authority necessary to impose comprehensive regulations on the OTC and cleared derivatives markets. These regulations include, but are not limited to, requirements relating to disclosure, trade processing, trade reporting, margin and registration requirements. Under the Dodd-Frank Act, swap dealers are required to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with a Fund. Shares of other investment companies in which a Fund invests generally may not be posted as collateral under these regulations. Such margin requirements with respect to OTC swaps, as well as the other types of regulations described above and other global regulatory initiatives, could adversely impact the Funds by increasing transaction costs and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of derivatives that each Fund trades. Other potentially adverse regulatory obligations can develop suddenly and be imposed without notice.
Credit Default Swap Agreement (“CDS”) and Credit Default Index Swap Agreement Risk (“CDX”)
The Funds may enter into credit default swap agreements, credit default index swap agreements and similar agreements as a “buyer” or as a “seller” of credit protection. The credit default swap agreement or similar instruments may have as reference obligations one or more securities that are not then held by a Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at the inception of the agreement, the protection “buyer” may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. With respect to credit default swap agreements whereby a Fund is a “buyer” of credit protection and that are contractually required to cash settle, the Fund sets aside liquid assets in an amount equal to a Fund’s daily marked-to-market net obligations under the contracts. For credit default swap agreements whereby the Fund is a “buyer” of credit protection and that are contractually required to physically settle, or for credit default swap agreements whereby the Fund is deemed to be a “seller” of credit protection, the Fund sets aside the full notional value of such contracts. If a credit event occurs, an auction process is used to determine the “recovery value” of the contract. The seller then must pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund’s net cash flows over the life of the contract will be the initial up-front amount paid or received minus the sum of the periodic payments made over the life of the contract. However, if a credit event occurs, a Fund may elect to receive a cash amount equal to the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. As a seller of protection, a Fund generally receives a fixed rate of income throughout the term of the swap provided that there is no credit event. In addition, at the inception of the agreement, a Fund may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. If a credit event occurs, a Fund will be generally obligated to pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. Credit default swaps could result in losses if the Adviser does not correctly evaluate the creditworthiness of the underlying instrument on which the credit default swap is based. Additionally, if a Fund is a seller of a credit default swap and a credit event occurs, the Fund could suffer significant losses.

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Swaps on Equities, Currencies, Commodities and Futures
A Fund may enter into swaps with respect to a security, currency, commodity or futures contract (each, an “asset”); basket of assets; asset index; or index component (each, a “reference asset”). An equity, currency, commodity or futures swap is a two-party contract that generally obligates one party to pay the positive return and the other party to pay the negative return on a specified reference asset during the period of the swap. The payments based on the reference asset may be adjusted for transaction costs, interest payments, the amount of dividends paid on the referenced asset or other economic factors.
Equity, currency, commodity or futures swap contracts may be structured in different ways. For example, with respect to an equity swap, when a Fund takes a long position, the counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular stock (or group of stocks), plus the dividends that would have been received on the stock. In these cases, a Fund may agree to pay to the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stock.
Therefore, in this case the return to a Fund on the equity swap should be the gain or loss on the notional amount plus dividends on the stock less the interest paid by the Fund on the notional amount. In other cases, when a Fund takes a short position, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Fund sold a particular stock (or group of stocks) short, less the dividend expense that the Fund would have paid on the stock, as adjusted for interest payments or other economic factors. In these situations, a Fund may be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested in such stock.
Equity, currency, commodity or futures swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to these swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to the swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.
Equity, currency, commodity or futures swaps are derivatives and their value can be very volatile. To the extent that the Adviser or Sub-Adviser, as applicable, does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may be substantial. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents. As a result, the markets for certain types of swaps have become relatively liquid.
Total Return and Interest Rate Swaps
In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index, for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short term interest rates, possibly plus or minus an agreed upon spread.
Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met. Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.
Interest rate and total return swaps entered into in which payments are not netted may entail greater risk than a swap entered into on a net basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.
Swap Execution Facilities
A Fund may participate on swap execution facilities ("SEF"). SEF participation, direct or indirect, may require a Fund to consent to the SEF's jurisdiction as a self-regulatory organization and be subject to certain aspects of the SEF's rulebook, which could subject it to a wide range of regulations and other obligations, together with associated costs. Like any other self-regulatory organization, SEFs regularly revise and interpret their rules, and such revisions and interpretations could adversely impact a Fund.

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Writing Call Options
A Fund may write covered calls. When a Fund writes a call on an investment, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. The call may be exercised at any time during the call period. A Fund writing call options attempts to realize, through the receipt of premiums, a greater return than would be realized on the underlying investment. By writing covered call options, a Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining. To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a “closing purchase transaction.” A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call a Fund has written is more or less than the price of the call such Fund subsequently purchased. A profit may also be realized if the call lapses unexercised because the Fund retains the underlying investment and the premium received. If a Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable investment until the call lapsed or was exercised. A Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund enters into a closing purchase transaction.
A Fund may also write an uncovered call (i.e., the Fund does not hold the underlying security) or calls on futures without owning a futures contract on deliverable securities, provided that at the time the call is written, the Fund covers the call with an equivalent dollar value of deliverable securities, cash or liquid assets. A Fund writing uncovered call options attempts to realize income without committing capital to the ownership of the underlying securities or instruments. Uncovered calls are riskier than covered calls because there is no underlying security held by a Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security or instrument above the exercise price of the option. When an uncovered call option on a security is exercised, a Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. The securities necessary to satisfy the exercise of an uncovered call option may be unavailable for purchase, except at much higher prices, thereby reducing or eliminating the value of the premium. If the purchase price exceeds the exercise price, a Fund will lose the difference. Purchasing securities to cover the exercise price of an uncovered call option can cause the price of the securities to increase, thereby exacerbating the loss.
Writing Put Options
A put option on a security or futures contract gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The put may be exercised at any time during the option period. The premium a Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund (as the writer of the put) has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less transaction costs. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.
As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the exchange or broker-dealer through whom such option was sold, requiring the Fund to exchange currency at the specified rate of exchange (in the context of puts on currencies) or to take delivery of the underlying security against payment of the exercise price. A Fund may have no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.
A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security or instrument from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by that Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

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Purchasing Puts and Calls
A Fund may purchase calls to protect against the possibility that the Fund’s portfolio will not participate in an anticipated rise in the securities market. When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on stock indices, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. In purchasing a call, a Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price, transaction costs, and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment. When a Fund purchases a call on a stock index, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.
When a Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Fund owns (a “protective put”) enables that Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration and the Fund will lose the premium payment and the right to sell the underlying investment. However, the put may be sold prior to expiration (whether or not at a profit).
Puts and calls on securities indices or securities index futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements of individual securities or futures contracts. When a Fund buys a call on a securities index or securities index future, it pays a premium. If a Fund exercises the call during the call period, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index or securities index future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the “multiplier”) which determines the total dollar value for each point of difference. When a Fund buys a put on a securities index or securities index future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund’s exercise of its put, to deliver cash to the Fund to settle the put if the closing level of the securities index or securities index future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.
When a Fund purchases a put on a securities index, or on a securities index future not owned by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities the Fund holds. The Fund can either resell the put or, in the case of a put on a stock index future, buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.
Options on Futures Contracts
Investments in options on futures contracts involve some of the same considerations that are involved in connection with investments in future contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).
Privately Negotiated Options
A Fund may also invest in privately negotiated option contracts (each, a “Private Option”). Generally, an option buyer negotiates with a bank or investment bank to buy a Private Option with contract terms that are more flexible than standardized exchange-traded options. Under a Private Option contract, the buyer generally controls the length of the contract, the notional amount, and the asset or basket of securities comprising the reference portfolio that determines the value of the Private Option.
Private Options will generally have a term ranging from 12 to 60 months. A Fund may buy Private Options that will be based on an asset or a basket of securities (the “Basket”) selected by the Adviser or Sub-Adviser in accordance with a Fund’s investment objective and approved by the counterparty (the “Counterparty”). The Basket may be comprised of

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securities that include common and preferred stock, government and private issuer debt (including convertible and non-convertible debt), options and futures contracts, limited partnership interests (including interests in so-called “hedge funds”) and shares of registered investment companies. During the term of a Private Option, the Adviser or Sub-Adviser expects to have a limited right to modify the notional amount of the Private Option and the assets that comprise the Basket.
As with more traditional options, a Private Option will allow for the use of economic leverage without incurring risk beyond the amount of premium and related fees (the “Premium”) paid for the Private Option. The Private Option will be structured so that it allows a Fund to benefit from an increase in the value of the Basket without owning the assets that comprise the Basket. Upon a decline in the value of the Basket, a Fund may lose all or a portion of the Premium paid for the Private Option. A Fund’s gain or loss may be magnified by writing the Private Option with reference to a much larger notional amount of the Basket than the Premium being paid by the Fund.
Upon the termination or expiration of a Private Option, a Fund will be entitled to receive from the Counterparty a cash payment (the “Settlement Price”), which is based on the change in value of the Basket serving as a benchmark for that Private Option. In no event will a Fund have the right to acquire the assets that comprise the Basket. The Settlement Price may reflect deductions for fees and an interest-equivalent amount payable to the Counterparty for establishing the Private Option. The Settlement Price will typically be payable to a Fund within a specified number of business days after termination or expiration of the Private Option. Any Private Option that does not require payment of the Settlement Price within seven calendar days after termination or expiration or that cannot be terminated by a Fund at any time will be treated as an illiquid asset.
The Counterparty will generally have the right to terminate a Private Option at any time prior to maturity. If the Basket does not sufficiently increase in value prior to termination or expiration, a Fund may still suffer losses even though the Basket increased in value because of fees and interest-equivalent amounts payable to the Counterparty or because the increase in value of the Basket has been insufficient to trigger a position settlement value.
The Counterparty to each Private Option will be a bank, financial institution, or an entity that is affiliated with either a bank or a financial institution with significant experience in the field of alternative investments. Each Counterparty will be one determined by the Adviser or Sub-Adviser to be creditworthy and approved by the Funds' Board, including a majority of the Independent Directors. The Adviser, Sub-Adviser and the Funds will not have any control over any hedging or similar techniques used by the Counterparty to attempt to ensure the Counterparty’s ability to perform under each Private Option. Likewise, neither the Adviser, the Sub-Adviser nor the Funds will have any claim on securities or other property, if any, which may be purchased by the Counterparty in connection with the Private Option. Should the Counterparty be unable to perform its obligations under a Private Option, then the Company could lose all or a portion of the Premium and the gain, if any, relating to such Private Option.
Additional Information Regarding Options
The Funds' Custodian or a securities depository acting for the Custodian, will act as the Funds' escrow agent, through the facilities of Options Clearing Corporation (“OCC”), as to the investments on which the Funds have written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Funds' entering into a closing transaction. An option position may be closed out only on a market, which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.
When a Fund writes an OTC option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which such Fund would have the absolute right to purchase that OTC option.
A Fund’s option activities may affect its turnover rate and brokerage commissions. The exercise by a Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within a Fund’s control, holding a put might cause a Fund to sell the related investments for reasons which would not exist in the absence of the put. Each Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading options could result in a Fund’s net asset value being more sensitive to changes in the value of the underlying investments.
Hybrid Instruments
A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of some currency or securities index or another interest rate (each, a “benchmark”). The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

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Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.
Combined Transactions
A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts, multiple interest rate transactions and multiple swap transactions, and any combination of options, futures, currency, interest rate, and swap transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Adviser or Sub-Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s or Sub-Adviser's  judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
Hedging Transactions
The Adviser and Sub-Adviser, from time to time, employ various hedging techniques.
The success of a Fund’s hedging strategy will be subject to the Adviser’s or Sub-Adviser's  ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a Fund’s hedging strategy will also be subject to the Adviser’s and Sub-Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner.
Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of those portfolio positions or prevent losses if the values of those positions decline. Rather, it establishes other positions designed to gain from those same declines, thus seeking to moderate the decline in the portfolio position’s value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. For a variety of reasons, the Adviser or Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a Fund from achieving the intended hedge or expose a Fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs. The Adviser or Sub-Adviser may determine, in its sole discretion, not to hedge against certain risks and certain risks may exist that cannot be hedged. Furthermore, the Adviser or Sub-Adviser may not anticipate a particular risk so as to hedge against it effectively. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.
High Yield Securities
Non-investment grade or “high yield” fixed income or convertible securities, commonly known to investors as “junk bonds,” are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that the Adviser or Sub-Adviser believes are of comparable quality. While generally providing greater income and opportunity for gain, non-investment grade debt securities may be subject to greater risks than securities which have higher credit ratings, including a high risk of default, and their yields will fluctuate over time. High yield securities will generally be in the lower rating categories of recognized rating agencies (rated “Ba” or lower by Moody’s Investors Service, Inc. (“Moody’s”) or “BB” or lower by S&P Global Ratings (“S&P”)) or will be non-rated. The credit rating of a high yield security does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the issuer’s financial condition. High yield securities are considered to be speculative with respect to the capacity of the issuer to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities.
The major risks in high yield bond investments include the following:
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High yield bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of high yield bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

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•
The issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing. Issuers of high yield securities are often in the growth stage of their development and/or involved in a reorganization or takeover.
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High yield bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations, which will potentially limit a Fund’s ability to fully recover principal or to receive interest payments when senior securities are in default. Thus, investors in high yield securities have a lower degree of protection with respect to principal and interest payments then do investors in higher rated securities.
•
High yield bonds frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If an issuer redeems the high yield bonds, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.
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Prices of high yield bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of high yield bonds than on those of other higher rated fixed income securities.
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The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the markets are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. Under certain economic and/or market conditions, a Fund may have difficulty disposing of certain high yield securities due to the limited number of investors in that sector of the market. An illiquid secondary market may adversely affect the market price of the high yield security, which may result in increased difficulty selling the particular issue and obtaining accurate market quotations on the issue when valuing a Fund’s assets. Market quotations on high yield securities are available only from a limited number of dealers, and such quotations may not be the actual prices available for a purchase or sale. When the secondary market for high yield securities becomes less liquid, or in the absence of readily available market quotations for such securities, the relative lack of reliable objective data makes it more difficult to value a Fund’s securities, and judgment plays a more important role in determining such valuations.
•
A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
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The high yield bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news, whether or not it is based on fundamental analysis. Additionally, prices for high yield securities may be affected by legislative and regulatory developments. These developments could adversely affect a Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value and liquidity of outstanding high yield securities, especially in a thinly traded market. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past.
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The rating assigned by a rating agency evaluates the issuing agency’s assessment of the safety of a non-investment grade security’s principal and interest payments, but does not address market value risk. Because such ratings of the ratings agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Adviser performs its own analysis of the issuers whose non-investment grade securities a Fund holds. Because of this, a Fund’s performance may depend more on the Adviser’s own credit analysis than in the case of mutual funds investing in higher-rated securities.
In selecting non-investment grade securities, the Adviser or Sub-Adviser considers factors such as those relating to the creditworthiness of issuers, the ratings and performance of the securities, the protections afforded the securities and the diversity of a Fund. The Adviser or Sub-Adviser monitors the issuers of non-investment grade securities held by a Fund for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Fund so that it can meet redemption requests.
In the event that a Fund investing in high yield securities experiences an unexpected level of net redemptions, the Fund could be forced to sell its holdings without regard to the investment merits, thereby decreasing the assets upon which the Fund’s rate of return is based.
The costs attributable to investing in the high yield bond markets are usually higher for several reasons, such as higher investment research costs and higher commission costs.

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Illiquid and Restricted Investments
Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire an illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. Illiquid securities are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If, after the time of acquisition, events cause this limit to be exceeded, a Fund will take steps to reduce the aggregate amount of illiquid investments as soon as reasonably practicable in accordance with the Fund’s written liquidity risk management program.
Repurchase agreements not entitling the holder to payment of principal in seven days, and certain “restricted securities” may be illiquid. A security is restricted if it is subject to contractual or legal restrictions on resale to the general public. A liquid institutional market has developed, however, for certain restricted securities such as repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. Thus, restrictions on resale do not necessarily indicate a lack of liquidity for the security. For example, if a restricted security may be sold to certain institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), or another exemption from registration under such Act, the Adviser or Sub-Adviser may determine that the security is not illiquid, in accordance with the Fund’s liquidity risk management program. With other restricted securities, however, there can be no assurance that a liquid market will exist for the security at any particular time. A Fund might not be able to dispose of such securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. Such holdings may be deemed to be illiquid.
To enable the Funds to sell restricted securities not registered under the 1933 Act, the Funds may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by a Fund with the issuer at the time such securities are purchased by such Fund, if such registration is required before such securities may be sold publicly. Securities having contractual restrictions on their resale might limit a Fund’s ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.
In addition to the above, market conditions may cause a Fund to experience temporary mark-to-market losses, especially in less liquid positions, even in the absence of any selling of investments by the Fund.
Inflation Risk
Like all mutual funds, the Funds are subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets can decline as can the value of a Fund’s distributions.
Inflation-Linked Bonds
The Funds may invest in inflation-linked bonds, which are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.
Inflation-linked securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-linked bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-linked bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. A Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if a Fund purchases inflation-linked bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.
The value of inflation-linked bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value

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of inflation-linked bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-linked bonds. There can be no assurance, however, that the value of inflation-linked bonds will be directly correlated to changes in interest rates.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
In general, the measure used to determine the periodic adjustment of U.S. inflation-linked bonds is the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-linked bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
IPOs and SEOs
“IPOs” or “New Issues” are initial public offerings of U.S. equity securities. “SEOs” are seasoned (i.e., secondary) equity offerings of U.S. equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for a Fund. However, there is no assurance that a Fund will have access to profitable IPOs or SEOs and therefore investors should not rely on any past gains from them as an indication of future performance. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs or SEOs may be highly volatile or may decline shortly after the initial public offering or seasoned equity offering. When an initial public offering or seasoned equity offering is brought to the market, availability may be limited and a Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.
Loans of Portfolio Securities
To attempt to increase its income or total return, a Fund may lend its portfolio securities to certain types of eligible borrowers. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities. Collateral will be received and maintained by a Fund’s custodian concurrent with delivery of the loaned securities and kept in a segregated account or designated on the records of the custodian for the benefit of the Fund. Initial collateral will have a market value at least equal to 105% of the then-current market value of loaned equity securities not denominated in U.S. dollars or Canadian dollars or not primarily traded on a U.S. exchange, or 102% of the then-current market value of any other loaned securities. For all loaned foreign equity securities, the borrower must increase the collateral on a daily basis if the then-current market value of the collateral becomes insufficient to meet certain minimum required collateral levels for the type of loaned security. For all other loaned securities, the borrower must increase the collateral only when the market value of the collateral is less than 100% of the then-current market value of the loaned securities. The borrower pays to the lending Fund an amount equal to any dividends or interest received on loaned securities. A Fund retains all or a portion of the interest received on investment of cash collateral and/or receives a fee from the borrower; however, the lending Fund will generally pay certain administrative and custodial fees in connection with each loan.
A Fund has a right to call a loan at any time and require the borrower to redeliver the borrowed securities to the Fund within the settlement time specified in the loan agreement or be subject to a “buy in.” A Fund will generally not have the right to vote securities while they are being loaned, but it is expected that the Adviser or Sub-Adviser, as applicable, will call a loan in anticipation of any important vote.
The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, which could result in Fund losses as well as regulatory consequences, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, a Fund is responsible for any loss that might result from its investment of the borrower’s collateral.
Securities lending will be conducted by a securities lending agent approved by the Board of Trustees. The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy. A Fund will only enter into loan arrangements with borrowers on the approved list.

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Margin Deposits and Cover Requirements
Margin Deposits for Futures Contracts
Unlike the purchase or sale of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser or Sub-Adviser, as applicable, may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to a Fund, and the Fund realizes a loss or gain.
Compliance with Exemptions in Rule 18f-4
Each Fund relies on certain exemptions in Rule 18f-4 under the 1940 Act to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Funds, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).
Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) so long as the Fund determines to rely on the exemption in Rule 18f-4(d)(1)(ii), reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4.
Unless a Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Fund’s Board, including a majority of the Disinterested Trustees, and periodically reviews the DRMP and reports to the Fund’s Board. A Fund may rely on another exemption in Rule 18f-4(e) when entering unfunded commitment agreements, or Rule 18f-4(f) when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities, in each case if certain conditions are met.
Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if a Fund’s “derivatives exposure” is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).
Market Disruption Risk
Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. Additionally, the occurrence of local and global events, including war, terrorism, economic uncertainty, trade disputes, extreme weather and climate-related events, public health crises, spread of infectious illness and related geopolitical events have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies, individual companies and markets, and may have significant adverse direct or indirect effects on a Fund and its investments. The impact may be short-term or may last for an extended period. For example, in March 2023, certain U.S. domestic banks and foreign banks experienced financial difficulties and, in some cases, failures. There can be no assurance that the actions taken by banking regulators to limit the effect of such difficulties and failures on other banks and financial institutions or on the U.S. and foreign economies generally will be effective and it is possible that additional banks or financial institutions will experience financial difficulties or fail, which may adversely

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affect other U.S. or foreign financial institutions and economies. Russia's invasion of Ukraine in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency.
The global outbreak of COVID-19 created enormous, unprecedented economic and social uncertainty throughout the world. The ongoing impact of the COVID-19 outbreak or of any future pandemic, epidemic or outbreak of a contagious disease is difficult to predict, but could have dramatic adverse effects on global, national and local economies and on financial markets. Disruptions to commercial activity across economies due to the imposition of quarantines, remote working policies, “social distancing” practices and travel restrictions and/or failures to contain the outbreak despite these measures, could materially and adversely impact a Fund’s investments, both in the near- and long-term in a variety of industries and regions or globally. Similar disruptions have occurred, and may continue to occur, in respect of a Fund’s service providers and counterparties (including providers of financing).
A market disruption, such as COVID-19, could adversely affect a Fund’s performance, the value and liquidity of the instruments in which a Fund invests, disrupt the availability of financing and may lead to losses on your investment in a Fund. A market disruption may disturb historical pricing relationships or trends that certain strategies and models are based on, resulting in losses to a Fund. Similarly, the responses of governments, regulators and exchanges to a market disruption may be inadequate to limit the outbreak’s spread or to mitigate its impact on any nation’s economy or the global economy. In addition, these responses could have adverse effects, intended and unintended, on market structures and on the overall, long-term performance of markets which could adversely impact a Fund’s ability to implement certain strategies or manage the risk of outstanding positions. For example, in response to the COVID-19 outbreak, some regulators permitted the delay in the public reporting of financial information, and numerous exchanges implemented trading suspensions or restrictions on short selling. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets.
Mid-Cap Securities Risk
The prices of securities of mid-cap companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large-cap companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession.
Momentum Style Risk
Investing in securities with positive momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of securities. In addition, there may be periods during which the investment performance of a Fund using a momentum strategy may suffer.
Municipal Obligations
Municipal obligations include obligations issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of private activity bonds (“PABs”) are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities. Interest on certain tax-exempt PABs will constitute a tax preference item for purposes of the federal alternative minimum tax (“Tax Preference Item”).
Municipal obligations also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues.
The two principal classifications of municipal obligations are “general obligation” and “revenue” bonds. “General obligation” bonds are secured by the issuer’s pledge of its faith, credit and taxing power. “Revenue” bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of PABs is usually directly related to the credit standing of the corporate user of the facilities.
Many municipalities currently have significant underfunded pension liabilities during a time when municipal tax bases are shrinking. These liabilities could result in the insolvency of the municipality and its inability to pay its municipal bond obligations. Some municipalities are issuing pension obligation bonds to cover shortfalls in their employee pension funds as an alternative to raising taxes. If the underlying pension fund underperforms, the pension obligation bonds may create additional costs for taxpayers, put retirement funds in jeopardy, or force municipalities into bankruptcy.

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An issuer’s obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal obligations may be materially and adversely affected.
Opinions relating to the validity of municipal obligations, to the exemption of interest thereon from federal income tax and state and local income taxes and in certain cases, to the lack of treatment of that interest as a Tax Preference Item, respectively, are rendered by counsel to the issuers at the time of issuance. Neither a Fund nor the Adviser will independently review the basis for such opinions.
The U.S. Supreme Court has held that Congress may subject the interest on municipal obligations to federal income tax. It can be expected that, as in the past, proposals will be introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. If any such proposals were enacted, the availability of municipal obligations for investment by a Fund and the value of the municipal obligations in its portfolio could be adversely affected.
The municipal obligations in which a Fund may invest may also include obligations issued by or on behalf of the Commonwealth of Puerto Rico or its political subdivisions, agencies or instrumentalities. Such obligations may present a different set of risks than municipal obligations issued by mainland U.S. entities. Generally, not all of the types of municipal obligations described above may be available in Puerto Rico and the Puerto Rican economy may be subject to greater volatility due to a lack of market diversification. Continuing efforts for and against Puerto Rican statehood and the gradual elimination of special federal tax benefits to corporations operating in Puerto Rico, among other things, could lead to a weakened Puerto Rican economy and lower ratings and prices of Puerto Rican municipal obligations held by a Fund.
PIPEs
A Fund may make private investments in public companies whose stocks are quoted on stock exchanges or which trade in the OTC securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions will generally result in a Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid. A Fund’s ability to dispose of securities acquired in PIPE transactions may depend upon the registration of such securities for resale. Any number of factors may prevent or delay a proposed registration. Alternatively, it may be possible for securities acquired in a PIPE transaction to be resold in transactions exempt from registration in accordance with Rule 144 under the 1933 Act or otherwise under the federal securities laws. There is no guarantee, however, that an active trading market for the securities will exist at the time of disposition of the securities, and the lack of such a market could hurt the market value of a Fund’s investments. As a result, even if a Fund is able to have securities acquired in a PIPE transaction registered or sell such securities through an exempt transaction, a Fund may not be able to sell all the securities on short notice, and the sale of the securities could lower the market price of the securities.
Portfolio Risk
The Funds are subject to investment management risk, which is the risk that the Adviser's investment process, techniques and analyses do not achieve their desired results and the securities or other financial instruments selected for a Fund will result in returns that are inconsistent with a Fund's investment objective. The Funds are subject to limitations on aggregate and/or portfolio level ownership interest across certain companies, commodities and sectors, arising from statutory, regulatory, self-regulatory organization requirements or company ownership restrictions. Furthermore, legislative, regulatory or tax developments affect the Adviser's investment techniques and/or opportunities in connection with managing a Fund's assets and can also adversely impact the ability of a Fund to achieve its investment objectives.
Real Estate-Related Investments
In pursuing its investment strategy, a Fund may invest in shares of real estate investment trusts (“REITs”) or REIT-like entities. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, i.e., hotels, shopping malls, residential complexes and office buildings.
REITs are subject to management fees and other expenses, and so a Fund that invests in REITs will bear its proportionate share of the costs of the REITs’ operations. There are three general categories of REITs: equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans; the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

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Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, failing to maintain their exemptions from registration under the 1940 Act, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the issuers of the REITs. In addition, distributions received by a Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of a Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. A direct non-corporate REIT shareholder is permitted to claim a 20% “qualified business income” deduction for ordinary REIT dividends, and regulations provide a mechanism for a regulated investment company to pass through to its shareholders the special character of this income. Generally, dividends received by a Fund from REIT shares and distributed to the Fund’s shareholders will not constitute “qualified dividend income.” Therefore, the tax rate applicable to that portion of the dividend income attributable to ordinary REIT dividends received by a Fund will be taxed at a higher rate than dividends eligible for special treatment.
REITs (especially mortgage REITs) are also subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.
Investing in certain REITs, which often have small market capitalizations, may also involve the same risks as investing in other small capitalization companies. REITs may have limited financial resources and their securities may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks such as those included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.
Regulatory Limitations on Adviser or Sub-Adviser Activity
Various laws, rules, regulations and corporate requirements impose regulatory filing and/or other compliance obligations based on meeting, exceeding or falling below certain ownership or voting thresholds in publicly traded securities or engaging in certain other securities transactions such as short sales. Compliance with such filing and/or other requirements may result in additional costs to one or more Funds, the Adviser, the Sub-Adviser  and/or their affiliates. In certain circumstances, the Adviser or Sub-Adviser, on behalf of one or more Funds, will limit certain or all purchases or sales (including short sales), sell existing investments, or otherwise restrict, forgo, or limit the exercise of rights when the Adviser or Sub-Adviser, each in its sole discretion, deems it appropriate in light of potential operational costs, regulatory or corporate restrictions on ownership, voting rights, or other consequences resulting from reaching or exceeding the applicable threshold. Additionally, governments may impose bans, restrictions or limitations on ownership and/or trading. Such limitations can be applied to securities, derivative instruments or other assets or instruments, including but not limited to, futures, options, or swaps. The imposition of the types of restrictions noted above will, in certain circumstances, adversely affect one or more Funds' performance.
In addition, countries or regulators may restrict or prohibit investments in specific issuers with little or no prior notice. For example, in August 2023, the President of the United States signed an executive order imposing new restrictions on outbound investments in certain Chinese issuers. This builds on prior executive orders issued in 2020 and 2021, adding to the financial restrictions on such investments. Such sudden restrictions or prohibitions on investments in specific issuers may force a Fund to sell, or otherwise not participate in, certain investments, which could adversely affect the Fund’s ability to achieve its investment objective.
Repurchase Agreements
A Fund may acquire securities subject to repurchase agreements. In a repurchase transaction, a Fund acquires a security from, and simultaneously agrees to resell it to, an approved vendor. An “approved vendor” is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer that has been designated a primary dealer in government securities that meets the Trust’s credit requirements. The resale price exceeds the purchase price by an amount that

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reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. If the vendor fails to pay the resale price on the delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. There is no limit on the amount of a Fund’s net assets that may be subject to repurchase agreements.
Reverse Repurchase Agreements
A Fund, subject to its investment strategies and policies, may enter into reverse repurchase agreements. A Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities to another party and agrees to repurchase them at a particular date and price. A Fund may enter into a reverse repurchase agreement when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.
The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund.
In addition, if the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligations to repurchase the securities and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
Rights and Warrants
Warrants essentially are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised (in which case the warrant may expire without being exercised, resulting in the loss of a Fund’s entire investment therein).
Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.
Securities of Other Investment Companies
A Fund may invest in shares of other investment companies, including ETFs, money market mutual funds, and closed-end investment companies, to the extent permitted by the 1940 Act. To the extent a Fund invests in shares of an investment company, it will bear its pro rata share of the other investment company’s expenses, such as investment advisory and distribution fees and operating expenses.
Short Sales
A Fund may engage in short sales, including short sales against the box. Short sales (other than against the box) are transactions in which a Fund sells an instrument it does not own in anticipation of a decline in the market value of that instrument. A short sale against the box is a short sale where at the time of the sale, a Fund owns or has the right to obtain instruments equivalent in kind and amounts. To complete a short sale transaction, a Fund must borrow the instrument to make delivery to the buyer. A Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by a Fund. Until the instrument is replaced, a Fund is required to pay to the lender amounts equal to any interest or dividends which accrue during the period of the loan. To borrow the instrument, a Fund also may be required to pay a premium, which would increase the cost of the instrument sold. There will also be other costs associated with short sales.
A Fund will incur a loss as a result of the short sale if the price of the instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed instrument. Unlike taking a long position in an instrument by purchasing the instrument, where potential losses are limited to the purchase price, short sales have no cap on maximum loss. A Fund will realize a gain if the instrument declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in an instrument.

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Until a Fund replaces a borrowed instrument in connection with a short sale, the Fund will (a) designate on its records as collateral cash or liquid assets at such a level that the designated assets plus any amount deposited with the counterparty as collateral will equal the current value of the instrument sold short or (b) otherwise cover its short position in accordance with applicable law. The amount designated on a Fund’s records will be marked to market daily. This may limit a Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. Certain Funds that use State Street as a custodian may borrow securities from State Street in connection with a short sale and may loan securities to State Street that are subject to netting or rehypothecation arrangements. The netting arrangement allows a Fund to lend the collateral it posts for a short sale to State Street and the corresponding cash collateral posted by State Street to be used as cash collateral by that Fund to cover the short sale. Alternatively, State Street may rehypothecate certain collateral posted by a Fund when the Fund borrows securities from State Street in connection with a short sale. State Street is obligated to return any rehypothecated collateral to a Fund when the short sale is terminated, and is required to mark-to-market its obligation to return the rehypothecated collateral on a daily basis.
There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short an instrument, it is subject to the risk that the lender of the instrument will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If that occurs, a Fund may be “bought in” at the price required to purchase the instrument needed to close out the short position, which may be a disadvantageous price. Thus, there is a risk that a Fund may be unable to fully implement its investment strategy due to a lack of available instruments or for some other reason. It is possible that the market value of the instruments a Fund holds in long positions will decline at the same time that the market value of the instruments a Fund has sold short increases, thereby increasing a Fund potential volatility. Short sales also involve other costs. A Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the instrument, a Fund may be required to pay a premium. A Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.
A Fund may enter into short sales on derivative instruments with a counterparty, which will subject the Fund to counterparty risk. See “Counterparty Risk” in a Fund’s Prospectus.
In addition to the general risks related to short sales discussed above, a Fund will be subject to additional risks when it makes short sales “against the box,” a transaction in which the Fund enters into a short sale of an instrument that the Fund owns or has the right to obtain at no additional cost. In a short sale “against the box” transaction, a Fund does not immediately deliver the instruments sold and is said to have a short position in those instruments until delivery occurs. If a Fund effects a short sale of instruments against the box at a time when it has an unrealized gain on the instruments, it may be required to recognize that gain as if it had actually sold the instruments (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if a Fund closes out the short sale with instruments other than the appreciated instruments held at the time of the short sale and if certain other conditions are satisfied.
Small-Cap Securities Risk
Investments in small-cap companies involve higher risks in some respects than do investments in securities of larger companies (including mid-cap and large-cap companies). For example, prices of such securities are often more volatile than prices of larger capitalization securities. In addition, due to thin trading in some small capitalization securities, an investment in these securities may be less liquid (i.e., harder to sell) than that of larger capitalization securities. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.
Social, Political and Economic Uncertainty Risk
The success of a Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of a Fund’s investments), currency exchange controls, as well as the national and international political circumstances (including wars, terrorist acts, security operations or civil unrest). These factors will in many instances affect the level and volatility of securities prices and the liquidity of a Fund’s investments. Volatility or illiquidity could impair a Fund’s performance or result in losses. These impacts can be exacerbated by failures of governments and societies to appropriately respond to emerging events or threats, whether by greater governmental and regulatory involvement in the economy, financial markets or social factors that impact the economy, or by insufficient governmental or regulatory action, among other possibilities. For example, a Fund may be exposed to the direct and indirect consequences of potential or actual political, economic, social and diplomatic changes. A Fund could incur material losses even if the Adviser reacts quickly to difficult market conditions, and there can be no assurance that a Fund will not suffer material losses and other adverse effects from broad and rapid changes in market conditions in the future.

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SOFR and Other Benchmark-Related Risks
LIBOR, which was commonly used as a reference rate within various financial contracts, has been discontinued. Certain regulators around the world have identified new reference rates as preferred alternatives to LIBOR, including in the U.S. SOFR is a risk-free overnight floating rate that is currently published in multiple formats, including as an overnight rate, as a compounded average and as an index. Additionally, the CME Group has begun publishing a forward-looking Term SOFR rate that is calculated based on futures trading on the overnight SOFR rate. In addition to the SOFR rate variations, which have become the primary reference rates in the United States, in the U.S. other alternative floating rates have been developed, including the Bloomberg Short-Term Bank Yield Index (BSBY), Ameribor, the ICE Bank Yield Index and the IHS Markit published USD Credit Inclusive Term Rate (CRITR). Various market participants have adopted these floating rates to various degrees and the market practice may shift over time. Depending on various factors, one or more such reference rates may become dominant, while other reference rates may fall out of favor. If a Fund invests in instruments that utilize a reference rate that falls out of favor, the value of such instrument may be affected. In addition, the foregoing may result in periods of illiquidity in the markets in which the Fund trades, which may have adverse effects on the Fund's ability to trade certain instruments.
SPACs
A Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities and cash; if an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the OTC market, can in certain circumstances be considered illiquid and/or be subject to restrictions on resale.
In addition, the SPAC industry has recently received heightened regulatory scrutiny. The SEC, for instance, recently adopted new rules and amendments (the "New SPACs Rules") related to initial public offerings by SPACs and in subsequent business combinations between SPACs and private operating companies. The New SPACs Rules, as well as any future rules or requirements issued by the SEC or other regulatory agencies, could have a material adverse effect on a SPAC's ability to identify and complete a successful business combination and/or on the results of the SPAC's operations.
Structured Notes
Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. A structured note may be positively, negatively or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured note may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s). Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.
Subsidiary Risk
Investment in a Subsidiary (as defined below) is expected to provide certain Funds with exposure to the commodity markets within the limitations of Subchapter M of the Code and Internal Revenue Service (“IRS”) guidance. A Subsidiary is a company organized under the laws of the Cayman Islands and is overseen by its own board of directors. Each Fund is the sole shareholder of its respective Subsidiary, and it is not currently expected that shares of a Subsidiary will be sold or offered to other investors.
It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, such as swap agreements, commodity futures and swaps on commodity futures but each Subsidiary may also invest in fixed income securities and money market instruments, and cash and cash equivalents, with two years or less term to maturity and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Although a Fund may enter into these commodity-linked derivative instruments directly, each Fund will likely gain exposure to these derivative instruments indirectly by investing in its Subsidiary. Each Fund’s investment in its Subsidiary may vary depending on the types of instruments selected by the Adviser to gain exposure to the commodities markets. To the extent that a Fund invests in a Subsidiary, such Fund may be subject to the risks associated with the abovementioned derivative instruments and other securities, which are discussed elsewhere in its Prospectus and this SAI.

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While a Subsidiary may be considered similar to investment companies, it is not registered under the 1940 Act and, unless otherwise noted in the applicable Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or the Subsidiary to operate as described in the applicable Prospectus and this SAI and could negatively affect the Funds and their shareholders.
Tax-Managed Investing
Taxes are a major influence on the net returns that investors receive on their taxable investments. There are four components of the returns of a mutual fund that invests in equities—price appreciation, distributions of qualified dividend income, distributions of other investment income and distributions of realized short-term and long-term capital gains—which are treated differently for federal income tax purposes. Distributions of income other than qualified dividend income and distributions of net realized short term gains (on stocks held for one year or less) are taxed as ordinary income. Distributions of qualified dividend income and net realized long-term gains (on stocks held for more than one year) are currently taxed at rates up to 15% or 20% for non-corporate investors, depending upon whether their taxable income exceeds certain threshold amounts. A Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations. Returns derived from price appreciation generally are untaxed until the shareholder disposes of his or her shares. Upon disposition, a capital gain (short-term, if the shareholder has held his or her shares for one year or less, otherwise long-term) equal to the difference between the net proceeds of the disposition and the shareholder’s adjusted tax basis is realized.
U.S. Government Securities
U.S. Treasury obligations are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies or instrumentalities (including certain types of mortgage-backed securities) may or may not be guaranteed or supported by the “full faith and credit” of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are supported by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while still others are supported only by the credit of the instrumentality. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency of instrumentality does not meet its commitment.
On August 1, 2023, Fitch Ratings downgraded U.S. Treasury securities from a AAA to a AA+ rating. This followed a similar downgrade of U.S. Treasury securities by S&P in August 2011. Another downgrade of the ratings of U.S. government debt obligations, which are often used as a benchmark for other borrowing arrangements, could result in higher interest rates for individual and corporate borrowers, cause disruptions in the international bond markets and have a substantial negative effect on the U.S. economy. A downgrade of U.S. Treasury securities from another ratings agency or a further downgrade below AA+ rating by Fitch or S&P may cause the value of a Fund’s U.S. Treasury obligations to decline.
Risks Related to the Adviser and to its Quantitative and Statistical Approach
Trading Judgment
The success of the proprietary valuation techniques and trading strategies employed by the Funds is subject to the judgment and skills of the Adviser and its research teams and trading teams. Additionally, the trading abilities of the portfolio management team with regard to execution and discipline are important to the return of the Funds. There can be no assurance that the investment decisions or actions of the Adviser will be correct. Incorrect decisions or poor judgment may result in substantial losses.
Trading Decisions Based on Quantitative and Other Analysis
The Adviser’s portfolio management and trading decisions may be based on quantitative models, signals and other analyses. Any factor that would lessen the prospect of major trends occurring in the future (such as increased governmental control of, or participation in, the financial markets) may reduce the prospect that a particular trading method or strategy will be profitable in the future. In the past, there have been periods without discernible trends and such periods may occur in the future. Moreover, any factor that would make it more difficult to execute trades at desired prices in accordance with the signals of the trading method or strategy (such as a significant lessening of liquidity in a particular market) would also be detrimental to profitability. Further, many advisers’ investment models and trading methods utilize similar analyses in making trading decisions. Therefore, bunching of buy and sell orders can occur, which makes it more difficult for a position to be taken or liquidated. There can be no assurance that the Adviser’s strategies will be successful under all or any market conditions.

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Model and Data Risk
Given the complexity of the investments and strategies of each Fund, the Adviser relies heavily on quantitative models and information and traditional and non-traditional data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to value investments or potential investments, to provide risk management insights, and to assist in hedging a Fund’s investments.
When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose a Fund to potential risks. For example, by relying on Models and Data, the Adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. A Fund bears the risk that the quantitative models used by the Adviser will not be successful in forecasting movements in industries, sectors or companies and/or in determining the size, direction, and/or weighting of investment positions that will enable the Fund to achieve its investment objective.
Some of the models used by the Adviser for one or more Funds are predictive in nature. The use of predictive models has inherent risks. For example, such models may incorrectly forecast future behavior, leading to potential losses on a cash flow and/or a mark-to-market basis. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for a Fund. The Adviser also uses machine learning, which typically has less out-of-sample evidence and is less transparent or interpretable, which could result in errors or omissions. Furthermore, because predictive models are usually constructed based on historical data supplied by third parties or otherwise, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data.
All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. Model prices can differ from market prices as model prices are typically based on assumptions and estimates derived from recent market data that may not remain realistic or relevant in the future. To address these issues, the Adviser evaluates model prices and outputs versus recent transactions or similar securities, and as a result, such models may be modified from time to time.
The Adviser currently makes use of non-traditional data, also known as “alternative data” (e.g., data related to consumer transactions or other behavior, social media sentiment, and internet search and traffic data). These data sets are expected to change over time, and the Adviser’s use of alternative data is expected to evolve over time as well. The decision to incorporate certain alternative data sets within a particular model is subjective and in the sole discretion of the Adviser. There can be no assurance that using alternative data will result in positive performance. Alternative data is often less structured than traditional data sets and usually has less history, making it more complicated (and riskier) to incorporate into quantitative models. Alternative data providers often have less robust information technology infrastructure, which can result in data sets being suspended, delayed, or otherwise unavailable. In addition, as regulators have increased scrutiny of the use of alternative data in making investment decisions, the changing regulatory landscape could result in legal, regulatory, financial and/or reputational risk.
Obsolescence Risk
A Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. The Adviser’s testing of its Models and Data are directed in part at identifying these risks, but there is no guarantee that these risks will be effectively managed. If and to the extent that the models do not reflect certain factors, and the Adviser does not successfully address such omissions through its testing and evaluation and modify the models accordingly, major losses may result. The Adviser will continue to test, evaluate and add new models, as a result of which the existing models may be modified from time to time. Any modification of the models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance as to the effects (positive or negative) of any modification of the models or strategies on a Fund’s portfolio.
Crowding/Convergence
There is significant competition among quantitatively-focused managers, and the ability of the Adviser to deliver returns consistent with a Fund’s objectives and policies is dependent on its ability to employ models that are simultaneously profitable and differentiated from those employed by other managers. Many managers utilizing similar models in making trading decisions may result in bunching of buy and sell orders, which may make it more difficult to take or liquidate a position. To the extent that the Adviser’s models used for a Fund come to resemble those employed by other managers, the risk that a market disruption that negatively affects predictive models will adversely affect the Fund is increased, and such a disruption could accelerate reductions in liquidity or rapid repricing due to simultaneous trading across a number of funds in the marketplace.

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Risk of Programming and Modeling Errors
The research and modeling process engaged in by the Adviser is extremely complex and involves financial, economic, econometric and statistical theories, simulations, research and modeling; the results of that process must then be translated into computer code. Although the Adviser seeks to hire individuals skilled in each of these functions and to provide appropriate levels of oversight, the complexity of the individual tasks, the difficulty of integrating such tasks, and the limited ability to perform “real world” testing of the end product raises the chances that the finished model may contain an error. Programming, model or coding errors are often difficult to detect and could go undetected for long periods of time, or never be detected, compounding over time. If the Adviser determines to fix a programming, model or coding error, it may also result in unintended consequences, including creating other errors. In addition, third party programming, model or coding errors are outside the control of the Adviser. One or more of such errors could adversely affect a Fund’s performance and, depending on the circumstances, would generally not constitute a trade error under the Trust’s policies. The Adviser also will use other numerical estimation methods that can give sub-optimal or incorrect outputs even when coded properly. The Adviser’s testing of its Models and Data are directed in part at identifying these risks, but there is no guarantee that these risks will be effectively managed.
Computer Systems Risk
Throughout its investment management process and business operations, the Adviser relies on a variety of computer hardware and software systems and platforms, some of which may be proprietary while others may be licensed from third parties (such systems and platforms, collectively, “Computer Systems”). Incorrect data, including stale or missing data, hardware or software malfunctions, programming inaccuracies, and similar errors may impair the performance of Computer Systems, which may negatively affect a Fund’s investment performance.
Operational Risk
The Adviser has developed systems and procedures to manage operational risk. Operational risks arising from mistakes made in the confirmation or settlement of transactions, from transactions not being properly booked or accounted for, or from other similar disruption in the Adviser’s operations, may result in losses to a Fund. The Adviser relies heavily on its portfolio management, trading, financial, accounting, and other data processing systems. The ability of its systems to accommodate an increasing volume of transactions could also constrain the Adviser’s ability to properly manage the Funds.
Involuntary Disclosure Risk
As described above (under “Model and Data Risk” and “Crowding/Convergence”), the ability of the Adviser to achieve its investment goals for a Fund is dependent in large part on its ability to develop and protect its models and proprietary research. The models and proprietary research and the Models and Data are largely protected by the Adviser through the use of policies, procedures, agreements, and similar measures designed to create and enforce robust confidentiality, non-disclosure, and similar safeguards. However, public disclosure obligations (or disclosure obligations to exchanges or regulators with insufficient privacy safeguards) and theft of research, technical specifications, and other data could lead to opportunities for competitors to reverse-engineer the Adviser’s Models and Data, and thereby impair the relative or absolute performance of a Fund.
Proprietary Trading Methods
Because the trading methods employed by the Adviser on behalf of each Fund are proprietary to the Adviser, a shareholder will not be able to determine any details of such methods or whether they are being followed.
Risk Associated with Use of AI
In line with advances in computing technology and data analytics, there has been an increasing trend towards utilizing machine learning, natural language processing, artificial generative intelligence, artificial neural networks, artificial narrow intelligence, or similar tools, models and systems generally referred to as "artificial intelligence" (collectively, "AI Tools") as part of portfolio management, trading, portfolio risk management and other applications in the investment management processes used by various market participants. The Adviser currently utilizes machine learning and natural language processing and may use other AI Tools in the future in connection with its investment management activities. In addition, certain vendors and counterparties, including third-party research providers, may use AI Tools. Investors considering an investment in a Fund should be aware of some of the risks to the Fund related to the use of AI Tools. Many AI Tools are relatively recent developments and may be subject to one or more undetected errors, defects or

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security vulnerabilities. Some errors may be discovered only after an AI Tool has been used by end customers or after substantial operations in the marketplace. Any exploitable errors or security vulnerabilities discovered after such AI Tools are in widespread operation could result in substantial loss of revenues or assets, or material liabilities or sanctions.
Fundamental Policies
The Funds' policies set forth below are fundamental policies of each Fund; i.e., they may not be changed with respect to a Fund without shareholder approval. Shareholder approval means approval by the lesser of (1) more than 50% of the outstanding voting securities of the Fund, or (2) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy. Except for those investment policies of a Fund specifically identified as fundamental in the Prospectus and this SAI, the Funds' investment objectives as described in the Prospectus, and all other investment policies and practices described in the Prospectus and this SAI may be changed by the Trust’s Board of Trustees without the approval of shareholders.
Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis, and apply only at the time a transaction is entered into, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated in item 2 below must be reduced to meet such limitations within the period required by the 1940 Act (currently three days).
Each Fund
1.
Each of the AQR Alternative Risk Premia Fund, AQR Diversified Arbitrage Fund, AQR Diversifying Strategies Fund, AQR Equity Market Neutral Fund, AQR Long-Short Equity Fund, AQR Macro Opportunities Fund, AQR Managed Futures Strategy Fund, AQR Managed Futures Strategy HV Fund, AQR Multi-Asset Fund, AQR Style Premia Alternative Fund and AQR Trend Total Return Fund shall be a “diversified company” as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
2.
May borrow money to the extent permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
3.
May not concentrate its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to a Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; (iii) repurchase agreements (collateralized by the instruments described in Clause (ii)); or (iv) with respect to the AQR Risk-Balanced Commodities Strategy Fund, investments providing exposure to an industry or groups of industries in commodity sectors.
For the purposes of this policy, each Fund may use the industry classifications provided by Bloomberg, L.P., the Morgan Stanley Capital International/Standard & Poor’s Global Industry Classification Standard (“GICS”) or any other reasonable industry classification system. Wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.
4.
May not purchase or sell real estate or any interest therein, other than as may be acquired as a result of ownership of securities or other instruments and provided that the Fund shall not be prevented from investing in securities backed by real estate or securities of companies engaged in the real estate business.
5.
The AQR Diversified Arbitrage Fund, AQR Managed Futures Strategy Fund and AQR Multi-Asset Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. The AQR Alternative Risk Premia Fund, AQR Diversifying Strategies Fund, AQR Equity Market Neutral Fund, AQR Long-Short Equity Fund, AQR Macro Opportunities Fund, AQR Managed Futures Strategy HV Fund, AQR Risk-Balanced Commodities Strategy Fund, AQR Style Premia Alternative Fund and AQR Trend Total Return Fund may not purchase commodities or contracts relating to commodities, except as permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
6.
May make loans to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.
7.
May not act as an underwriter of securities within the meaning of the 1933 Act, except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things,

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to the extent that a Fund may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit a Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.
8.
May not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit a Fund to: (a) enter into commitments to purchase securities in accordance with a Fund’s investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (b) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (c) purchase or sell derivative instruments to the extent permitted by its investment program and other restrictions.
The following notations are not considered to be part of the Funds' fundamental policies and are subject to change without shareholder approval.
Unless otherwise indicated, all of the percentage limitations below, and in the investment restrictions recited in the Prospectus, apply to each Fund on an individual basis and except as noted in the following sentence, apply only at the time a transaction is entered into. Therefore, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund’s investments will not constitute a violation of such limitation, except that any borrowing by the Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). In addition, if the Fund’s holdings of illiquid securities exceed 15% of net assets because of changes in the value of the Fund’s investments, the Fund will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Fund. Otherwise, the Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets.
With respect to the fundamental policy relating to the concentration of investments set forth in (3) above, a Fund intends (i) to include the Fund’s investments in securities of other industry-specific investment companies for purposes of calculating such Fund’s industry concentration, to the extent practicable, and (ii) with respect to investments in SPACs, to look to the investment or investments the SPAC principally holds when calculating a Fund’s industry concentration. Many SPACs invest principally in U.S. Treasury obligations, money market funds that invest exclusively in obligations of the U.S. government and other investments that are not limited by a Fund’s fundamental policy on industry concentration until the SPAC identifies a suitable target for an acquisition or merger. Once a SPAC identifies a suitable target for an acquisition or merger, a Fund intends to look to the industry classification of the SPAC’s target when calculating the Fund’s industry concentration.
Non-Fundamental Investment Policies Related to Fund Names
Certain Funds have names that suggest that the Fund will focus on a type of investment, within the meaning of Rule 35d-1 under the 1940 Act. The Trust has adopted a non-fundamental policy for each Fund with such a name to invest under normal market conditions at least 80% of its net assets (plus any borrowings for investment purposes) in investments of the type suggested by the Fund’s name, in each case as set forth in the Fund’s Prospectus.
With respect to each of these Funds, the Trust has adopted a policy to provide the Fund’s shareholders with at least 60 days’ prior notice of any change in the policy of a Fund to invest at least 80% of its assets in the manner described above.
A Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating substantial assets to cash equivalent investments or other less volatile instruments—in response to adverse or unusual market, economic, political, regulatory or other conditions. In doing so, a Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.
Management of the Funds
The overall management of the business and affairs of the Funds is vested with the Board of Trustees. The Board of Trustees consists of six individuals (each, a “Trustee”), five of whom are not “interested persons” of the Trust as defined in the 1940 Act (the “Disinterested Trustees”). The Trustees are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to it, including the Trust’s agreements with its investment advisers, investment sub-advisers, administrator, custodian and transfer agent. The management of each Fund’s day-to-day operations is delegated to its officers, the Adviser, the Sub-Adviser (in the case of AQR Diversified Arbitrage Fund) and the Funds' administrator, subject always to the investment objectives and policies of each of  the Funds and to general supervision of the Board of Trustees. The Disinterested Trustees have retained independent legal counsel to assist them in connection with their duties.

AQR Funds–Statement of Additional Information45
The Board of Trustees has established an Advisory Board whose members are not "interested persons" of the Trust as defined in the 1940 Act and who serve in a consultative capacity to the Board of Trustees providing non-binding advice to the Board of Trustees regarding the oversight of the affairs of the Funds (each, an "Advisory Board Member"). An Advisory Board Member participates in Board discussions and reviews Board materials relating to the Funds, but is not a Trustee, has no power to vote on any matter presented to the Board of Trustees and has no power to act on behalf of or otherwise bind the Board, the Trustees or any committee of the Board. The Board of Trustees appointed Roy Swan as an Advisory Board Member effective May 1, 2024.
Listed in the chart below is basic information regarding the Trustees, Advisory Board Member and officers of the Trust. The address of each officer, Trustee and Advisory Board Member is One Greenwich Plaza, Suite 130, Greenwich, CT 06830.
Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Present or Past Directorships Held by Trustee (during the past 5 years)
Disinterested Trustees[2]
William L. Atwell, M.B.A., 1950	Chairman of the Board since 2023; Trustee, since 2011	Retired from Atwell Partners, LLC (2012- 2019) (consulting)	36	Webster Financial Corporation (since 2014) (banking); Blucora, Inc. (2017- 2019)
L. Joe Moravy, M.B.A., CPA, 1950	Trustee, since 2008	Retired Independent Consultant (2014- 2021)	36	None
Gregg D. Behrens, M.M., 1952	Trustee, since 2011	Retired from Northern Trust Company (1974- 2009) (banking)	36	Kiwibank (2022- 2023); Kiwi Wealth (wealth management) (2020- 2022)
Mark A. Zurack, M.B.A., CFA 1957	Trustee, since 2014	Professor, Columbia Business School (since 2002)	36	Exchange Traded Concepts Trust (18 portfolios) (since 2011)
Kathleen Hagerty, Ph.D., M.B.A. 1953	Trustee, since 2022	Provost (since 2020) and Associate Provost (2019-2020), Northwestern University; Interim Dean (2019-2020), Senior Associate Dean (2016-2019) and Professor (since 1984), Kellogg School of Management, Northwestern University	36	None
Interested Trustees[3]
David Kabiller, CFA, 1963	Trustee, since 2010	Founding Principal, AQR Capital Management, LLC (since 1998)	36	None

AQR Funds–Statement of Additional Information46
Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Present or Past Directorships Held by Trustee (during the past 5 years)
Disinterested Advisory Board Member
Roy Swan, 1964	Advisory Board Member, since 2024	Head of Mission Investments, The Ford Foundation (since 2018)	N/A	Freddie Mac (since 2024); Parnassus Funds (6 funds) (since 2021); Varo Bank (2021-2023); Aequi Acquisition Corp. (2020-2023)

Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Present or Past Directorships Held by Trustee (during the past 5 years)
Officers
John Howard, 1969	Chief Executive Officer and President, since August 2023	Principal, Co-Chief Operating Officer and Head of US Wealth, AQR Capital Management, LLC (since 2011)	N/A	N/A
H.J. Willcox, J.D., 1966	Chief Compliance Officer, since 2013; Anti-Money Laundering Officer, since 2017	Principal, Chief Legal Officer and Global Head of Compliance and Risk, AQR Capital Management, LLC (since 2013)	N/A	N/A
Bradley Asness, J.D., M.B.A., 1969	Vice President, since 2009	Principal and Co-Chief Operating Officer, AQR Capital Management, LLC (since 1998)	N/A	N/A
Patrick Ryan, CPA 1965	Assistant Treasurer, since 2020	Principal and Chief Financial Officer, AQR Capital Management, LLC (since 2012)	N/A	N/A
Matthew Plastina, 1970	Chief Financial Officer and Treasurer, since 2022	Executive Director, AQR Capital Management, LLC (since 2018); Executive Director, JP Morgan Investment Management (2010- 2018)	N/A	N/A

AQR Funds–Statement of Additional Information47
Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Present or Past Directorships Held by Trustee (during the past 5 years)
Nicole DonVito, J.D., 1979	Chief Legal Officer, since 2014; Vice President, since 2009, Secretary, since 2022	Managing Director, Senior Counsel & Head of Registered Products, AQR Capital Management, LLC (since 2007)	N/A	N/A
Roxana Steblea-Lora 1980	Assistant Treasurer, since 2024	Executive Director, AQR Capital Management, LLC (since 2017)	N/A	N/A
1  Each Trustee serves until the election and qualification of a successor, or until death, resignation or removal as provided in the Trust’s Declaration of Trust. A Disinterested Trustee may not hold office beyond December 31 of the year in which he or she turns 75.
2  A Disinterested Trustee is any Trustee that is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
3  An Interested Trustee is a Trustee that is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Kabiller is an interested person of the Trust because of his position with the Adviser.
Leadership Structure of the Board of Trustees
Overall responsibility for oversight of the Trust and its Funds rests with the Board of Trustees. The Trust, on behalf of the Funds, has engaged the Adviser, and for the AQR Diversified Arbitrage Fund, has also engaged the Sub-Adviser to manage the Funds on a day-to-day basis. The Board is responsible for overseeing the Adviser, the Sub-Adviser and any other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-Laws, and each Fund’s investment objectives and strategies. The Board is presently composed of six members, five of whom are Disinterested Trustees. The Board currently conducts regular in-person and virtual meetings and holds special virtual or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Advisory Board also assists with the oversight of the affairs of the Funds, but the Advisory Board Member does not have any power to vote on any matter presented to the Board of Trustees nor power to act on behalf of or otherwise bind the Board of Trustees or any committee of the Board of Trustees. The Disinterested Trustees also meet in executive session, at which no Trustees who are interested persons of the Funds are present. The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.
The Board has appointed Mr. Atwell, a Disinterested Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including the Adviser, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established two committees, i.e., the Audit Committee and the Nominating and Governance Committee (each, a “Committee”), to assist the Board in the oversight and direction of the business and affairs of the Funds, and from time to time may establish informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds' activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nominating and Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.
The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, which carries out the Funds' investment management and business affairs, and also by the Sub-Adviser with respect to the AQR Diversified Arbitrage Fund, and other service providers in connection with the services they provide to the Funds. Each of the Adviser, the Sub-Adviser and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Funds, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Adviser, the Sub-Adviser and the Funds' other service providers (including the Funds' distributor, servicing agent and transfer agent), the Funds' Chief Compliance Officer, the independent registered public

AQR Funds–Statement of Additional Information48
accounting firm for the Funds, and legal counsel to the Funds. The Board recognizes that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
Board of Trustees, Committees and Advisory Board
Among the attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, the Sub-Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained, as set forth below, through the Trustee’s executive, business, consulting, and/or academic positions; experience from service as a Trustee of the Trust (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.
William L. Atwell, M.B.A. Mr. Atwell has served as a Trustee of the Trust since 2011. In addition, he has more than 50 years of business experience in financial services. Mr. Atwell has extensive experience in various executive and other positions with Cigna, Charles Schwab and Citibank. Mr. Atwell also has corporate governance experience serving as a director of Webster Financial Corporation, as a director/trustee of several not-for-profit organizations and has served as a director/trustee of USI Holdings Corporation.
L. Joe Moravy, M.B.A., CPA. Mr. Moravy has served as a Trustee of the Trust since 2008. In addition, he has more than 49 years of business and executive experience primarily in the auditing and accounting area. Mr. Moravy is a certified public accountant and was a partner at two leading accounting firms where he provided audit and accounting-related services to financial services companies. As a certified public accountant, Mr. Moravy also gained corporate governance experience through working with the boards of directors and audit committees of public and private corporations. He also served on the independent committee of Nuveen Exchange Traded Commodity Funds and has served as a director of several not-for-profit organizations.
Gregg D. Behrens, M.M. Mr. Behrens has served as a Trustee of the Trust since 2011. In addition, he has more than 49 years of business experience in financial services. Mr. Behrens has extensive experience in various executive and other positions with Northern Trust Company, including his executive experience in London and Singapore. Mr. Behrens also has corporate governance experience serving as a director/trustee of several not-for-profit organizations.
Mark A. Zurack, M.B.A., CFA. Mr. Zurack has served as a Trustee of the Trust since 2014. In addition, he has more than 38 years of business and executive experience specifically in equity markets, equity derivatives and related products. Mr. Zurack has 22 years of experience as a professor at Columbia Business School and extensive experience in various executive and other positions serving 18 years at Goldman Sachs & Co. He also has corporate governance experience serving as a trustee for Exchange Traded Concepts Trust and as director/trustee for not-for-profit organizations.
Kathleen M. Hagerty, Ph.D., M.B.A. Ms. Hagerty has served as Trustee of the Trust since 2022. Ms. Hagerty has more than 39 years of experience as a professor of finance at Northwestern University, holding many leadership positions within the Kellogg Scholl of Management. She currently serves as the Provost of Northwestern University and holds the First Chicago Professorship in Finance at the Kellogg School of Management. Ms. Hagerty also has corporate governance experience serving on the board of a not-for-profit organization and having served as a member of the National Adjudicatory Council of the National Association of Security Dealers. She also has consulting experience providing derivatives training to various financial services firms.
David Kabiller, CFA. Mr. Kabiller has served as a Trustee of the Trust since 2010. In addition, he has more than 35 years of business and executive experience and is a Founding Principal of the Adviser. He has been with the Adviser since its inception in 1998. Prior to cofounding the Adviser, Mr. Kabiller was associated with Goldman Sachs & Co. where he served as a Vice President (1987–1998). Mr. Kabiller also has corporate governance experience serving as a director/trustee of several not-for-profit organizations.
Roy Swan. Mr. Swan has served as an Advisory Board Member since 2024. Mr. Swan has over 32 years of experience in investment management, banking, corporate finance, law and public policy. Since 2018, he has served as the head of Mission Investments at The Ford Foundation. He has extensive experience in various executive and other positions, including serving as President and Chief Operating Officer of Morgan Stanley Trust, co-head of Global Sustainable Finance at Morgan Stanley, Chief Financial Officer of Carver Federal Savings Bank, and Chief Investment Officer at Upper Manhattan Empowerment Zone. Mr. Swan began his career as a Financial Analyst in Mergers & Acquisitions at The First Boston Corporation followed by his role as a Mergers & Acquisitions lawyer at Skadden, Arps, Slate, Meagher & Flom LLP. He also has extensive corporate governance experience, including serving as a director of Freddie Mac and as a trustee of the Parnassus Funds, as well as service on the boards of various not-for-profit organizations.

AQR Funds–Statement of Additional Information49
Committees of the Board of Trustees
As discussed above, the Board of Trustees currently has two standing committees: (1) an Audit Committee, and (2) a Nominating and Governance Committee. Currently, each Disinterested Trustee serves on each committee. Mr. Kabiller, as an Interested Trustee, is not a member of either committee. Each committee has adopted a written charter setting forth its duties and responsibilities. The Audit Committee met three times and the Nominating and Governance Committee met two times during the fiscal year ended December 31, 2023.
Audit Committee. L. Joe Moravy, M.B.A., CPA, serves as the Chairman of the Audit Committee. The Audit Committee is required to meet at least twice a year and:
•
oversees the accounting, auditing and financial reporting processes of each of  the Funds;
•
hires (and fires, if needed) the Funds' independent registered public accounting firm (subject to the ratification of the Board of Trustees);
•
pre-approves all audit, audit-related, tax and non-audit services to be provided by the independent registered public accounting firm to the Funds and certain Fund affiliates if those non-audit services relate directly to the operations and financial reporting of the Funds;
•
reviews with the independent registered public accounting firm the proposed scope of, and fees for, their audit, the registered public accounting firm’s independence, and the staffing of the audit team of the Funds;
•
receives and considers a report from the independent registered public accounting firm concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection;
•
considers all critical accounting policies and practices to be used by each of  the Funds and any proposed alternative treatments thereof; and
•
investigates any improprieties or suspected improprieties in connection with the Funds' accounting or financial reporting.
Nominating and Governance Committee. Gregg D. Behrens, M.M., serves as the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee normally meets once a year and as necessary to address governance issues and:
•
reviews and assesses the adequacy of the Board’s ongoing adherence to industry corporate governance best practices and makes recommendations as to any appropriate changes;
•
reviews and makes recommendations to the Board regarding Trustee compensation and expense reimbursement policies;
•
undertakes periodically to coordinate and facilitate evaluations of the Board and recommend improvements, as appropriate; and
•
meets with the Funds' management to review reports and other information concerning the status of the Funds' operations, procedures, and processes.
If there is a vacancy on the Board, the Nominating and Governance Committee will:
•
identify and evaluate potential candidates to fill any such vacancy on the Board;
•
select from among the potential candidates a nominee to be presented to the full Board for its consideration; and
•
recommend to the Board a nominee to fill any such vacancy.
When seeking suggestions for nominees to serve as disinterested trustees, the Nominating and Governance Committee may consider suggestions from anyone it deems appropriate. When seeking to fill a position on the Board previously held by an Interested Trustee, the Nominating and Governance Committee will consider the views and recommendations of the Adviser. The Nominating and Governance Committee will not normally consider Trustee nominations submitted by shareholders.

AQR Funds–Statement of Additional Information50
Fund Ownership of the Trustees and Advisory Board Member
The following table sets forth, for each Trustee and Advisory Board Member, the dollar range of shares owned in a Fund as of December 31, 2023 (unless otherwise indicated), as well as the aggregate dollar range of shares owned in the Trust as of the same date:
Name of Trustee	Dollar Range of Equity Securities in the Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
	Name of Fund	Dollar Range
William L. Atwell, M.B.A.	AQR Diversifying Strategies Fund	$50,001-$100,000	Over$100,000 *
L. Joe Moravy, M.B.A., CPA	AQR Diversified Arbitrage Fund	$10,001-$50,000	Over$100,000 *
	AQR Long-Short Equity Fund	$50,001-$100,000
	AQR Managed Futures Strategy Fund	$10,001-$50,000
	AQR Multi-Asset Fund	$50,001-$100,000
Gregg D. Behrens, M.M.	AQR Managed Futures Strategy HV Fund	$50,001-$100,000	Over$100,000 *
	AQR Multi-Asset Fund	$10,001-$50,000
	AQR Style Premia Alternative Fund	$10,001-$50,000
Mark A. Zurack, M.B.A., CFA	N/A	None	Over$100,000 *
Kathleen Hagerty, Ph.D., M.B.A.**	AQR Style Premia Alternative Fund	Over$100,000	Over$100,000
David Kabiller, CFA	AQR Alternative Risk Premia Fund	$10,001-$50,000	Over$100,000 *
	AQR Diversified Arbitrage Fund	$10,001-$50,000
	AQR Macro Opportunities Fund	Over$100,000
	AQR Trend Total Return Fund****	Over$100,000
Roy Swan***	N/A	None	None
* Trustee holds equity securities in other series of the Trust which are described in a separate Statement of Additional Information.
** Ms. Hagerty’s holdings information is presented as of February 5, 2024.
*** Mr. Swan is not a Trustee. He was appointed as an Advisory Board Member effective May 1, 2024.
**** Formerly known as the AQR Sustainable Long-Short Equity Carbon Aware Fund.
Fund Ownership of the Trustees, Advisory Board Member and Officers
As of June 30, 2024, the Trustees, Advisory Board Member and Officers of the Trust owned in the aggregate less than 1% of each Fund, except for the AQR Trend Total Return Fund of which they owned in the aggregate approximately 9.02%.
Compensation of Trustees, Advisory Board Member and Certain Officers
Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust. The annual retainer paid to Disinterested Trustees and the Advisory Board Member is $185,000 per year, which includes four regularly scheduled quarterly Board meetings and up to four additional special meetings (the “Retainer Meetings”). The Disinterested Trustees and Advisory Board Member will receive $2,000 for each additional special meeting in excess of the Retainer Meetings (in-person, virtual or telephonic). The Chairman of the Board receives an annual retainer of $40,000, the Chairman of the Audit Committee receives an annual retainer of $22,500 and the Chairman of the Nominating and Governance Committee receives an annual retainer of $12,500. All Trustees and the Advisory Board Member are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings (these other expenses are subject to Board review to ensure that they are not excessive). The Trust does not pay any pension or retirement benefits.

AQR Funds–Statement of Additional Information51
The table below shows the compensation that was paid to the Disinterested Trustees and Advisory Board Member for the Funds' fiscal year ended December 31, 2023:
Name of Person, Position	Estimated Annual Benefits upon Retirement	Aggregate Compensation from the Trust
William L. Atwell, M.B.A., Disinterested Trustee, Chairman of the Board	None	$225,000
L. Joe Moravy, M.B.A., CPA, Disinterested Trustee, Audit Committee Chairman	None	$207,500
Gregg D. Behrens, M.M., Disinterested Trustee, Nominating and Governance Committee Chairman	None	$197,500
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	None	$185,000
Kathleen Hagerty, Ph.D., M.B.A., Disinterested Trustee	None	$185,000
Roy Swan, Advisory Board Member*	None	$N/A

Name of Person, Position	Aggregate Compensation from the AQR Alternative Risk Premia Fund	Aggregate Compensation from the AQR Diversified Arbitrage Fund	Aggregate Compensation from the AQR Diversifying Strategies Fund	Aggregate Compensation from the AQR Equity Market Neutral Fund
William L. Atwell, M.B.A., Disinterested Trustee, Chairman of the Board	$3,733	$26,737	$5,052	$4,612
L. Joe Moravy, M.B.A., CPA, Disinterested Trustee, Audit Committee Chairman	$3,522	$24,605	$4,647	$4,327
Gregg D. Behrens, M.M., Disinterested Trustee, Nominating and Governance Committee Chairman	$3,401	$23,386	$4,415	$4,164
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	$3,250	$21,863	$4,126	$3,961
Kathleen Hagerty, Ph.D., M.B.A., Disinterested Trustee	$3,250	$21,863	$4,126	$3,961
Roy Swan, Advisory Board Member*	N/A	N/A	N/A	N/A

Name of Person, Position	Aggregate Compensation from the AQR Long-Short Equity Fund	Aggregate Compensation from the AQR Macro Opportunites Fund	Aggregate Compensation from the AQR Managed Futures Strategy Fund	Aggregate Compensation from the AQR Managed Futures Strategy HV Fund
William L. Atwell, M.B.A., Disinterested Trustee, Chairman of the Board	$11,923	$3,224	$23,525	$3,738
L. Joe Moravy, M.B.A., CPA, Disinterested Trustee, Audit Committee Chairman	$11,028	$3,055	$21,661	$3,526
Gregg D. Behrens, M.M., Disinterested Trustee, Nominating and Governance Committee Chairman	$10,516	$2,959	$20,596	$3,405
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	$9,876	$2,838	$19,264	$3,253
Kathleen Hagerty, Ph.D., M.B.A., Disinterested Trustee	$9,876	$2,838	$19,264	$3,253
Roy Swan, Advisory Board Member*	N/A	N/A	N/A	N/A

AQR Funds–Statement of Additional Information52
Name of Person, Position	Aggregate Compensation from the AQR Multi-Asset Fund	Aggregate Compensation from the AQR Risk-Balanced Commodities Strategy Fund	Aggregate Compensation from the AQR Style Premia Alternative Fund	Aggregate Compensation from the AQR Trend Total Return Fund**
William L. Atwell, M.B.A., Disinterested Trustee, Chairman of the Board	$4,298	$8,361	$14,695	$1,644
L. Joe Moravy, M.B.A., CPA, Disinterested Trustee, Audit Committee Chairman	$4,039	$7,763	$13,568	$1,607
Gregg D. Behrens, M.M., Disinterested Trustee, Nominating and Governance Committee Chairman	$3,892	$7,422	$12,924	$1,586
Mark A. Zurack, M.B.A., CFA, Disinterested Trustee	$3,707	$6,995	$12,120	$1,559
Kathleen Hagerty, Ph.D., M.B.A., Disinterested Trustee	$3,707	$6,995	$12,120	$1,559
Roy Swan, Advisory Board Member*	N/A	N/A	N/A	N/A
* Mr. Swan was appointed as an Advisory Board Member effective May 1, 2024.
** Formerly known as the AQR Sustainable Long-Short Equity Carbon Aware Fund.
Personal Trading
The Trust, Adviser and Sub-Adviser have each adopted a code of ethics, which puts restrictions on the timing of personal trading in relation to trades by the Funds and other advisory clients of the Adviser, Sub-Adviser and their affiliates. The codes of ethics, which were adopted in accordance with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), as appropriate, describe the fiduciary duties owed to shareholders of the Funds and to other advisory accounts by all Trustees, officers, members and employees of the Trust, and by the Adviser and Sub-Adviser; establish procedures for personal investing; and restrict certain transactions.
The Funds' distributor, ALPS Distributors, Inc. (the “Distributor”) has also adopted a code of ethics governing the personal trading activities of its directors, officers and employees, which contains comparable restrictions.
Proxy Voting Policies and Procedures
The Adviser and Sub-Adviser have adopted written proxy voting policies and procedures (“Proxy Policies”) as required by Rule 206(4)-6 under the Investment Advisers Act, consistent with their fiduciary obligations. The Trust has delegated proxy voting responsibilities with respect to each Fund to the Adviser, subject to the general oversight of the Board. The Proxy Policies have been approved by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Funds. A copy of the Proxy Policies is attached as Appendix A to this SAI.
Each Fund is required to file annually its proxy voting record on Form N-PX with the SEC. Information about how each Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 will be available no later than August 31, of each year: (i) without charge, upon request, by calling (866) 290-2688 or (ii) on the SEC’s website at sec.gov. Amendments to Form N-PX will also require each Fund to make available its proxy voting record on the Fund’s website after the Fund’s N-PX filing with the SEC, with the first filings subject to the amendments due by the end of August 2024.
Portfolio Holdings Disclosure
On or about 15 days following the end of each calendar quarter, each Fund will make available a complete uncertified schedule of its portfolio holdings as of the end of the quarter. Each Fund will make its portfolio holdings information available to the general public on the Funds' website at https://funds.aqr.com. Portfolio holdings of each Fund will also be disclosed on a quarterly basis no later than sixty (60) days following the end of the preceding quarter on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR and on Form N-PORT; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-PORT; and (iii) portfolio holdings as of the end of the first six months of the Fund’s fiscal year will be filed as part of the semi-annual report filed on Form N-CSR and on Form N-PORT. The Trust’s Forms N-CSR and N-PORT (and its predecessor Form N-Q) will be available on the SEC website at sec.gov.

AQR Funds–Statement of Additional Information53
Non-public information regarding a Fund, including portfolio holdings information, may be disclosed more frequently or in advance of the website posting or its filing with the SEC on the EDGAR filing system to agents, service providers, analysts, rating agencies, pricing services, proxy voting services or others including the following: advisers and sub-advisers to the Funds, independent registered public accountants, counsel, administrator, transfer agent or custodians, who require access to such information in order to fulfill their contractual duties to the Funds, or consultants, data aggregators, mutual fund evaluation services, due diligence departments of broker dealers and wirehouses that regularly analyze the portfolio holdings and calculate information derived from holdings of the Funds, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by law, agreement or by the nature of their duties, are required to keep the non-public portfolio holdings information received from the Funds confidential.
The Funds or the Adviser have entered into ongoing arrangements to disclose complete portfolio holdings more frequently or in advance of the website posting or its filing with the SEC on the EDGAR filing system to the following persons or entities:
•
The Board of Trustees of the Funds and, if necessary, Disinterested Trustee counsel and Fund counsel
•
Employees of the Adviser, the Sub-Adviser and their affiliates
•
The Custodians of the Funds
•
The Administrator of the Funds
•
The Transfer Agent of the Funds
•
The Distributor of the Funds
•
The Independent Registered Public Accounting Firm of the Funds
•
Bloomberg
•
Factset
•
ISS Governance Services
•
IHS Markit
•
Infinit Outsourcing, Inc.
•
Financial Recovery Technologies, LLC
•
Compliance Solutions Strategies
•
FundApps Limited
•
Donnelley Financial Solutions, Inc.
•
Ernst & Young LLP
•
Acuity Knowledge Partners
•
Lake Avenue Funding EC VII LLC
With respect to each such arrangement, a Fund has a legitimate business purpose for the release of information. As described above, the release of the portfolio holdings to these persons or entities is subject to confidential treatment to prohibit the person or entity from sharing with an unauthorized source or trading upon the information provided. The Funds, the Adviser and their affiliates do not receive any compensation in connection with such arrangements.
In addition, in connection with the purchase and sale of portfolio securities and in the course of seeking best execution, the Adviser and Sub-Adviser provide information regarding individual portfolio holdings to broker-dealers who may be selected to execute or clear trades for the Funds or serve as counterparties to the Fund’s derivative positions. The Securities Exchange Act of 1934, as amended, and the rules of the Financial Industry Regulatory Authority (“FINRA”) provide limitations on a broker-dealer’s ability to trade for its own accounts or the accounts of others on the basis of such information. In addition, in connection with a redemption in kind, the redeeming shareholder may be required to agree to keep the information about the securities to be so distributed confidential, except to the extent necessary to dispose of the securities.
The Adviser also may make available certain information about a Fund’s portfolio prior to the public dissemination of portfolio holdings, including, but not limited to, the Fund’s portfolio characteristics data; the Fund’s country, currency and sector exposures; the Fund’s asset class and instrument type exposures; the Fund’s long/short exposures; and the Fund’s performance attribution, including contributors/detractors to Fund performance, by posting such information to the Fund’s website (https://funds.aqr.com) or upon reasonable request made to the Fund or the Adviser.
Non-public portfolio holdings information may be disclosed to certain third parties (other than as noted above) by written request (which may be completed via email) prior to its being posted on the Funds' website or filed with the SEC through the EDGAR filing system, upon the preapproval of the president or a vice president of the Trust and a senior member of the Adviser’s Legal or Compliance Departments after making a good faith determination that the disclosure would serve

AQR Funds–Statement of Additional Information54
a legitimate business purpose of the Fund and is in the best interest of the Fund and its shareholders. In addition, the recipient must agree to maintain the confidentiality of the portfolio holdings information. The Trust’s Chief Compliance Officer and the executive officers of the Trust monitor the release of non-public information regarding the Trust. In order to assess whether there are any conflicts between the interests of the Funds' shareholders and the interests of the Adviser, the Sub-Adviser or their affiliates, the Trustees will review at each regular meeting of the Board of Trustees the information related to any such written approvals that have been approved by the president or a vice president of the Trust and a senior member of the Adviser’s Legal or Compliance Departments since the last regular meeting of the Board of Trustees. As noted above, pre-approval by the president or a vice president of the Trust and a senior member of the Adviser’s Legal or Compliance Departments is not necessary with respect to the disclosure of certain non-public portfolio holdings information to certain third parties or with respect to the disclosure of certain other information about a Fund’s portfolio prior to the public dissemination of portfolio holdings information.
The Adviser manages other accounts such as separate accounts, model portfolios, unregistered products and funds sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to certain Funds and thus may have similar portfolio holdings. Such accounts may make disclosures at different times than the Funds' portfolio holdings are disclosed. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the foregoing restrictions.
The Chief Compliance Officer of the Trust is responsible for ensuring that the Funds have adopted and implemented policies and procedures reasonably designed to ensure compliance with the Trust’s portfolio holdings disclosure policy and, to the extent necessary, the Chief Compliance Officer and/or his or her designee shall monitor the Funds' compliance with this policy.
Any exceptions to the policy may be made only if approved by the Chief Compliance Officer of the Trust upon determining that the exception is in the best interests of the Funds and their shareholders. The Chief Compliance Officer must report any exceptions made to the policy to the Trustees at its next regularly scheduled meeting.
Each violation of the disclosure policy must be reported to the Chief Compliance Officer. If the Chief Compliance Officer, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he or she shall report it to the applicable Trustees, as required by Rule 38a-1.
The Trustees reserve the right to amend the Trust’s policies and procedures regarding the disclosure of portfolio holdings at any time and from time to time without prior notice and in their sole discretion. The Board of Trustees also considers the reports and recommendations of the Trust’s Chief Compliance Officer regarding any material compliance matters that may arise with respect to the disclosure of portfolio holdings information and periodically, as required under the circumstances, considers whether to approve or ratify any amendment to the Trust’s policies and procedures regarding the dissemination of portfolio holdings information.
Investment Advisory and Other Services
Investment Adviser
The Adviser, AQR Capital Management, LLC, One Greenwich Plaza, Suite 130, Greenwich, CT 06830, serves as the investment adviser to  each Fund pursuant to an investment advisory contract entered into by the Trust, on behalf of each Fund (together, the “Advisory Agreements”). Subject to the general supervision of the Board of Trustees, under the terms of the Advisory Agreements, the Adviser furnishes a continuous investment program for each Fund’s portfolio, makes day-to-day investment decisions for each Fund, and manages each of the Funds’ investments in accordance with the stated policies of the Fund. The Adviser is also responsible for selecting brokers and dealers to execute purchase and sale orders for the portfolio transactions of each Fund, subject to its obligation to seek best execution, and also provides certain other administrative services to each Fund. The Adviser provides persons satisfactory to the Trustees to serve as officers of the Funds. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers, or employees of the Adviser.
The Adviser also serves as the investment adviser to each of the AQR Alternative Risk Premia Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Alternative Risk Premia Fund; the AQR Macro Opportunities Offshore Fund Ltd. (formerly known as the AQR Global Macro Offshore Fund Ltd.), a wholly-owned and controlled subsidiary of the AQR Macro Opportunities Fund; the AQR Managed Futures Strategy Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Managed Futures Strategy Fund; the AQR Managed Futures Strategy HV Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Managed Futures Strategy HV Fund; the AQR Multi-Asset Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Multi-Asset Fund; the AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Risk-Balanced Commodities Strategy Fund; the AQR Style Premia Alternative Offshore Fund Ltd., a wholly-owned and controlled subsidiary of the AQR Style Premia Alternative Fund; and the AQR Trend Total Return Offshore Fund Ltd., a

AQR Funds–Statement of Additional Information55
wholly-owned and controlled subsidiary of the AQR Trend Total Return Fund; each organized under the laws of the Cayman Islands as an exempted company (each, a “Subsidiary”), pursuant to a separate investment advisory agreement with each Subsidiary. The Adviser does not receive additional compensation for its management of each Subsidiary.
The Adviser is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of the Adviser. Clifford S. Asness, Ph.D., M.B.A., may be deemed to control the Adviser through his voting control of the Board of Members of AQR Holdings.
Under the Advisory Agreements, the Funds pay the Adviser a management fee on a monthly basis in an amount equal to the following amounts annually of the average daily net assets of each of the Funds:
Fund	Management Fee
AQR Alternative Risk Premia Fund	1.20%
AQR Diversified Arbitrage Fund	1.00%
AQR Diversifying Strategies Fund	0.00%
AQR Equity Market Neutral Fund	1.10%
AQR Long-Short Equity Fund	1.10%
AQR Macro Opportunities Fund	1.00%
AQR Managed Futures Strategy Fund	1.05%
AQR Managed Futures Strategy HV Fund	1.45%
AQR Multi-Asset Fund	0.60%
AQR Risk-Balanced Commodities Strategy Fund	0.80%
AQR Style Premia Alternative Fund	1.30%
AQR Trend Total Return Fund[1]	1.05%
1 The Fund was formerly known as the AQR Sustainable Long-Short Equity Carbon Aware Fund. Effective August 19, 2024, the Fund’s Management Fee was reduced from 1.10% to 1.05%.
For the fiscal year ended December 31, 2021, the Trust paid the Adviser management fees (after reimbursements), and the Adviser reimbursed expenses, as follows:
Funds	Management Fees	Reimbursements	Fees Paid (After Reimbursements)
AQR Alternative Risk Premia Fund	$1,347,744	$345,662	$1,002,082
AQR Diversified Arbitrage Fund	$10,959,240	$441,145	$10,518,095
AQR Diversifying Strategies Fund	$—	$205,402	$—
AQR Equity Market Neutral Fund	$608,621	$215,383	$393,238
AQR Long-Short Equity Fund	$3,264,421	$170,986	$3,093,435
AQR Macro Opportunites Fund	$294,013	$315,922	$—
AQR Managed Futures Strategy Fund	$16,924,335	$—	$16,924,335
AQR Managed Futures Strategy HV Fund	$1,486,878	$242,629	$1,244,249
AQR Multi-Asset Fund	$805,856	$243,158	$562,698
AQR Risk-Balanced Commodities Strategy Fund	$1,395,318	$190,676	$1,204,642
AQR Style Premia Alternative Fund	$9,636,203	$451,798	$9,184,405
AQR Trend Total Return Fund[1]	$4,503	$63,159	$—
1 The Fund was formerly known as the AQR Sustainable Long-Short Equity Carbon Aware Fund. The Fund commenced operations on December 16, 2021.

AQR Funds–Statement of Additional Information56
For the fiscal year ended December 31, 2022, the Trust paid the Adviser management fees (after reimbursements), and the Adviser reimbursed expenses, as follows:
Funds	Management Fees	Reimbursements	Fees Paid (After Reimbursements)
AQR Alternative Risk Premia Fund	$1,732,689	$270,880	$1,461,809
AQR Diversified Arbitrage Fund	$14,300,023	$213,319	$14,086,704
AQR Diversifying Strategies Fund	$—	$99,601	$—
AQR Equity Market Neutral Fund	$1,444,384	$201,604	$1,242,780
AQR Long-Short Equity Fund	$5,350,400	$143,540	$5,206,860
AQR Macro Opportunites Fund	$816,094	$281,132	$534,962
AQR Managed Futures Strategy Fund	$14,949,448	$29,955	$14,919,493
AQR Managed Futures Strategy HV Fund	$1,878,481	$354,304	$1,524,177
AQR Multi-Asset Fund	$869,043	$277,601	$591,442
AQR Risk-Balanced Commodities Strategy Fund	$3,866,857	$162,820	$3,704,037
AQR Style Premia Alternative Fund	$11,017,888	$388,710	$10,629,178
AQR Trend Total Return Fund[1]	$207,826	$353,228	$—
1 Formerly known as the AQR Sustainable Long-Short Equity Carbon Aware Fund.
For the fiscal year ended December 31, 2023, the Trust paid the Adviser management fees (after reimbursements), and the Adviser reimbursed expenses, as follows:
Funds	Management Fees	Reimbursements	Fees Paid (After Reimbursements)
AQR Alternative Risk Premia Fund	$2,025,778	$278,672	$1,747,106
AQR Diversified Arbitrage Fund	$17,258,268	$115,550	$17,142,718
AQR Diversifying Strategies Fund	$—	$37,548	$—
AQR Equity Market Neutral Fund	$2,544,879	$196,856	$2,348,023
AQR Long-Short Equity Fund	$7,992,716	$103,455	$7,889,261
AQR Macro Opportunites Fund	$1,314,387	$322,857	$991,530
AQR Managed Futures Strategy Fund	$15,490,975	$22,249	$15,468,726
AQR Managed Futures Strategy HV Fund	$2,380,007	$323,230	$2,056,777
AQR Multi-Asset Fund	$1,293,817	$229,134	$1,064,683
AQR Risk-Balanced Commodities Strategy Fund	$3,767,375	$188,028	$3,579,347
AQR Style Premia Alternative Fund	$11,704,240	$145,451	$11,558,789
AQR Trend Total Return Fund[1]	$328,055	$206,169	$121,886
1 Formerly known as the AQR Sustainable Long-Short Equity Carbon Aware Fund.
For the fiscal year ended December 31, 2021, with respect to the AQR Long-Short Equity Fund, the Adviser recaptured expenses reimbursed under the Fund’s Expense Limitation Agreement in the amount of $3,990. For the fiscal year ended December 31, 2022, with respect to the AQR Diversified Arbitrage Fund and the AQR Long-Short Equity Fund, the Adviser recaptured expenses reimbursed under the Fund’s Expense Limitation Agreement in the amount of $27,960 and $21,344, respectively. For the fiscal year ended December 31, 2023, with respect to AQR Diversified Arbitrage Fund, AQR Diversifying Strategies Fund, AQR Equity Market Neutral Fund, AQR Long-Short Equity Fund, AQR Managed Futures Strategy Fund and AQR Risk-Balanced Commodities Strategy Fund, the Adviser recaptured fees waived and/or expenses reimbursed under the Fund’s Expense Limitation Agreement in the amount of $33,799, $2,427, $12,963, $83,866, $1,415 and $50,180, respectively. For additional information regarding the Expense Limitation Agreement, please see the Funds’ Prospectuses dated May 1, 2024.
Other Payments
In addition to the payments to the Adviser under the Advisory Agreements described above, each Fund pays certain other costs of its operations including (a) applicable fees, interest charges and expenses of third parties, including administrators, custodians, transfer agents, shareholder servicing agents and fund accountants, (b) expenses of issue,

AQR Funds–Statement of Additional Information57
sale, redemption and repurchase of shares of the Funds, (c) fees of pricing, dividend disbursing, credit, interest and other reporting services, (d) for Class N and Class I Shares, certain amounts paid to intermediaries in recognition of the transfer agency costs avoided by the Funds as a result of the customer recordkeeping activities of the intermediaries, (e) distribution related fees for Class N shares, (f) expenses, fees and/or charges associated with any credit facilities established by or on behalf of the Funds, (g) fees and expenses of the Disinterested Trustees, (h) expenses of meetings of the Board of Trustees, (i) expenses of meetings of shareholders and proxy solicitations therefor, (j) legal, audit, compliance and tax expenses, (k) litigation and investigation expenses (including, without limitation, costs related to class action claims), and contingent expenses related to tax reclaim receipts, (l) clerical, accounting and other office costs, (m) costs of maintaining books and records, (n) costs of reproduction, stationery and supplies, (o) costs of preparing and printing the Funds' Prospectuses, Statements of Additional Information, shareholder and other regulatory reports and notices and delivering them to shareholders, (p) costs of forming series of the Trust and maintaining the Trust's existence, (q) costs of memberships in trade associations, (r) interest charges, taxes, dividends and/or interest on short sales related expenses, brokerage fees and commissions, (s) expenses of pricing portfolio securities and calculating each Fund’s NAV, (t) expenses and fees related to registration and/or filing with the SEC, the CFTC and with other federal and state regulatory authorities, (u) insurance premiums, (v) telecommunication and fund transmission expenses, (w) upon the approval of the Board of Trustees, costs of personnel of the Adviser or its affiliates rendering clerical, accounting and other office services, and for all losses and liabilities by them incurred in administering the Trust, and (x) such non-recurring items as may arise.
The Adviser, from time to time, makes payments to financial intermediaries (including the Distributor) for certain distribution, sub-administration, sub-transfer agency or other shareholder services provided to Class N, Class I and/or Class R6 shareholders of the Funds whose shares are held of record in certain omnibus accounts and other group accounts (e.g., a fund “supermarket” account). The Adviser also makes other payments out of its own resources to financial intermediaries as permitted under applicable rules of FINRA, such as the Adviser’s participation at a financial intermediary’s internal events including conferences, seminars, due diligence and other meetings. Payments made by the Adviser are in addition to any distribution or service fees payable under any Rule 12b-1 Plan of a Fund, any sub-transfer agency or similar fees payable directly by a Fund to certain financial intermediaries for performing those services, and any sales charges, commissions, non-cash compensation arrangements permitted under applicable rules of FINRA, or other concessions described in the fee table or elsewhere in a Fund’s Prospectus or the SAI as payable to financial intermediaries.
Payments by the Adviser and/or the Fund pursuant to its Rule 12b-1 Plan, as applicable, may be made to compensate financial intermediaries for, among other things: marketing shares of the Funds, which may consist of payments relating to the Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the intermediaries; “due diligence” examination and/or review of the Funds from time to time; access to the financial intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Funds; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Funds. These payments to financial intermediaries may exceed amounts earned on these assets by the Adviser for the performance of these or similar services. The payments are negotiated with each financial intermediary based on a range of factors, including but not limited to the financial intermediary’s ability to attract and retain assets (including particular classes of Fund shares), target markets, customer relationships, quality of service and industry reputation.
The presence of these payments by the Adviser and/or the Fund, as applicable, to financial intermediaries, the varying fee structure and the basis on which a financial intermediary compensates its registered representatives or salespersons may create an incentive for a particular intermediary, registered representative or salesperson to highlight, feature or recommend funds, including the Funds, or other investments based, at least in part, on the level of compensation paid. Additionally, if one mutual fund sponsor makes greater distribution payments than another, a financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if a financial intermediary receives more distribution assistance for one share class versus another, that financial intermediary may have an incentive to recommend that share class. Because financial intermediaries may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another, or one fund class over another. You should consider whether such incentives exist when evaluating any recommendations from a financial intermediary to purchase or sell shares of the Funds and when considering which share class is most appropriate for you.
Investment Sub-Adviser
The Trust and Adviser have retained the Sub-Adviser, AQR Arbitrage, LLC, One Greenwich Plaza, Suite 130, Greenwich, CT 06830, to serve as the investment sub-adviser to the AQR Diversified Arbitrage Fund pursuant to an investment sub-advisory agreement between the Adviser and AQR Arbitrage (each, a “Sub-Advisory Agreement”). Subject to the general supervision of the Board of Trustees and the Adviser, under the terms of the Sub-Advisory Agreement, the Sub-Adviser furnishes a continuous investment program for the AQR Diversified Arbitrage Fund’s portfolio, makes day-to-day investment decisions for the AQR Diversified Arbitrage Fund and manages the Fund’s

AQR Funds–Statement of Additional Information58
investments in accordance with the stated policies of the Fund. The Sub-Adviser is also responsible for selecting brokers and dealers to execute purchase and sale orders for the portfolio transactions of the AQR Diversified Arbitrage Fund, subject to its obligation to seek best execution.
For managing the assets of the AQR Diversified Arbitrage Fund, the Adviser compensates the Sub-Adviser out of the management fee the Adviser receives for managing the Fund.
For the fiscal years ended December 31, 2021, December 31, 2022 and December 31, 2023, for the AQR Diversified Arbitrage Fund, the Adviser paid the Sub-Adviser $5,259,048, $7,150,012 and $8,629,134, respectively.
Adviser Portfolio Manager Compensation
Compensation for Portfolio Managers that are Principals: The compensation for each of the portfolio managers that is a Principal of the Adviser is in the form of distributions based on the net income generated by the Adviser and each Principal’s relative ownership in the Adviser. A Principal’s relative ownership in the Adviser is based on a number of factors including contribution to the research process, leadership and other contributions to the Adviser. There is no direct linkage between assets under management, Fund performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues and presumably net income allocable to the Principal. Each portfolio manager is also eligible to participate in the Adviser’s 401(k) retirement plan which is offered to all employees of the Adviser.
Compensation for Portfolio Managers that are not Principals: The compensation for the portfolio managers that are not Principals of the Adviser primarily consists of a fixed base salary and a discretionary bonus (“Total Compensation”). Total Compensation is reviewed at least annually under a formal review program and changes are made based on a number of factors including firm performance, market rates for specific roles and an individual’s performance. Job performance contributes significantly to the determination of any Total Compensation increase; other factors, such as seniority are also considered. A portfolio manager’s Total Compensation is not based on any specific Fund’s or strategy’s assets under management or performance, but is affected by the overall performance of the firm. Each portfolio manager is also eligible to participate in the Adviser’s 401(k) retirement plan which is offered to all employees of the Adviser.
Sub-Adviser Portfolio Manager Compensation
The compensation for each of the portfolio managers that is a co-founder of the Sub-Adviser is in the form of distributions based on the net income generated by the Sub-Adviser and each portfolio manager's relative ownership in the Sub-Adviser while the compensation for other portfolio managers of the Sub-Adviser primarily consists of a fixed base salary and a share of the overall net income generated by the Sub-Adviser (collectively, “Aggregate Compensation”). The portfolio manager's share of the net income is based on a number of factors including contribution to the research process, leadership and other contributions to the Sub-Adviser. There is no direct linkage between assets under management, Fund performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase firm revenues and presumably net income. Aggregate Compensation is reviewed periodically under a formal review program and decisions are made based on a number of factors including firm performance, market rates for specific roles and an individual's performance. Job performance contributes significantly to the determination of any changes to Aggregate Compensation; other factors, such as seniority are also considered. Certain portfolio managers are also eligible to participate in the Sub-Adviser's 401(k) retirement plan.
Portfolio Manager Holdings
The dollar range of equity securities of each Fund listed below beneficially owned by the portfolio managers of such Fund as of December 31, 2023, unless noted otherwise, is as follows:
Portfolio Manager	Name of Fund	Dollar Range of Equity Securities Beneficially Owned
Michele L. Aghassi, Ph.D.	AQR Equity Market Neutral Fund	$10,001-$50,000
	AQR Long-Short Equity Fund	$10,001-$50,000

AQR Funds–Statement of Additional Information59
Portfolio Manager	Name of Fund	Dollar Range of Equity Securities Beneficially Owned
Clifford S. Asness, Ph.D., M.B.A.	AQR Equity Market Neutral Fund	None
	AQR Long-Short Equity Fund	None
	AQR Managed Futures Strategy Fund	$100,001-$500,000
	AQR Managed Futures Strategy HV Fund	$100,001-$500,000
	AQR Multi-Asset Fund	$100,001-$500,000*
	AQR Risk-Balanced Commodities Strategy Fund	None
	AQR Style Premia Alternative Fund	None
	AQR Trend Total Return Fund**	Over $1,000,000
James Asselin, CFA	AQR Managed Futures Strategy Fund	None*
	AQR Managed Futures Strategy HV Fund	None*
	AQR Risk-Balanced Commodities Strategy Fund	None*
	AQR Trend Total Return Fund**	None*
Jordan Brooks, Ph.D., M.A.	AQR Alternative Risk Premia Fund	None
	AQR Diversified Arbitrage Fund	None
	AQR Diversifying Strategies Fund	None
	AQR Macro Opportunities Fund	$10,001-$50,000
	AQR Managed Futures Strategy Fund	None
	AQR Managed Futures Strategy HV Fund	None
	AQR Multi-Asset Fund	None
	AQR Risk-Balanced Commodities Strategy Fund	None
	AQR Style Premia Alternative Fund	None
	AQR Trend Total Return Fund**	None*
Robert F. Bryant	AQR Diversified Arbitrage Fund	$10,001-$50,000
Jonathan Fader	AQR Macro Opportunities Fund	None
Andrea Frazzini, Ph.D., M.S.	AQR Alternative Risk Premia Fund	None
	AQR Diversifying Strategies Fund	None
	AQR Equity Market Neutral Fund	$10,001-$50,000
	AQR Long-Short Equity Fund	$10,001-$50,000
	AQR Multi-Asset Fund	None
	AQR Style Premia Alternative Fund	$10,001-$50,000
John J. Huss	AQR Alternative Risk Premia Fund	None
	AQR Diversifying Strategies Fund	$10,001-$50,000
	AQR Equity Market Neutral Fund	$10,001-$50,000
	AQR Long-Short Equity Fund	$50,001-$100,000
	AQR Macro Opportunities Fund	None*
	AQR Multi-Asset Fund	$10,001-$50,000
	AQR Style Premia Alternative Fund	$10,001-$50,000

AQR Funds–Statement of Additional Information60
Portfolio Manager	Name of Fund	Dollar Range of Equity Securities Beneficially Owned
Bryan Kelly, Ph.D.	AQR Alternative Risk Premia Fund	None*
	AQR Diversifying Strategies Fund	None
	AQR Macro Opportunities Fund	None*
	AQR Multi-Asset Fund	None*
	AQR Style Premia Alternative Fund	None*
John M. Liew, Ph.D., M.B.A.	AQR Diversifying Strategies Fund	$100,001-$500,000
	AQR Macro Opportunities Fund	Over $1,000,000
	AQR Managed Futures Strategy Fund	$100,001-$500,000
	AQR Managed Futures Strategy HV Fund	$100,001-$500,000
	AQR Multi-Asset Fund	$100,001-$500,000
	AQR Risk-Balanced Commodities Strategy Fund	$100,001-$500,000
	AQR Trend Total Return Fund**	Over $1,000,000
Fred Liu, M.S.	AQR Managed Futures Strategy Fund	None*
	AQR Managed Futures Strategy HV Fund	None*
	AQR Risk-Balanced Commodities Strategy Fund	None*
	AQR Trend Total Return Fund**	None*
James Lofton	AQR Managed Futures Strategy Fund	None*
	AQR Managed Futures Strategy HV Fund	None*
	AQR Risk-Balanced Commodities Strategy Fund	None*
	AQR Trend Total Return Fund**	None*
Mark L. Mitchell, Ph.D., M.A.	AQR Diversified Arbitrage Fund	Over $1,000,000
Tobias Moskowitz, M.S.	AQR Alternative Risk Premia Fund	None*
	AQR Style Premia Alternative Fund	None*
Todd C. Pulvino, Ph.D., A.M., M.S.	AQR Diversified Arbitrage Fund	$100,001-$500,000
Laura Serban, Ph.D.	AQR Equity Market Neutral Fund	$10,001-$50,000
	AQR Long-Short Equity Fund	$50,001-$100,000
Nathan Sosner, Ph.D.	AQR Alternative Risk Premia Fund	$10,001-$50,000
Erik Stamelos	AQR Alternative Risk Premia Fund	None*
	AQR Diversifying Strategies Fund	None*
	AQR Macro Opportunities Fund	None
	AQR Managed Futures Strategy Fund	None
	AQR Managed Futures Strategy HV Fund	None
	AQR Risk-Balanced Commodities Strategy Fund	None
	AQR Trend Total Return Fund**	None*
* Portfolio manager was not a named portfolio manager of the Fund as of December 31, 2023.
** Formerly known as the AQR Sustainable Long-Short Equity Carbon Aware Fund.
Other Accounts Managed
Each of the portfolio managers is also responsible for managing other accounts in addition to the respective Fund or Funds which the portfolio manager manages, including other accounts of the Adviser, the Sub-Adviser or their affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on

AQR Funds–Statement of Additional Information61
either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and accounts or investments managed or made by the portfolio managers in a personal or other capacity, including reference accounts for non-discretionary model portfolios offered by the Adviser (“Proprietary Accounts”). Management of other accounts in addition to the Funds can present certain conflicts of interest, as described below (under “Potential Conflicts of Interest”).
The following table indicates the number of accounts and assets under management for each type of account managed as of April 30, 2024:
PORTFOLIO MANAGER	NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
REGISTERED INVESTMENT COMPANY			OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management
Michele L. Aghassi, Ph.D.	20	$10,336,952,620	14	$8,944,041,955	30	$17,204,442,368
Clifford S. Asness, Ph.D., M.B.A.	26	$14,835,390,099	29	$15,117,943,743	51	$29,969,968,041
James Asselin, CFA	0	-	2	$679,461,005	0	-
Jordan Brooks, Ph.D., M.A.	12	$6,577,293,319	17	$8,852,235,674	19	$14,982,561,052
Robert F. Bryant	1	$1,857,968,573	6	$1,354,774,552	0	-
Jonathan Fader	2	$312,157,408	0	-	0	-
Andrea Frazzini, Ph.D., M.S.	28	$12,722,450,033	34	$18,552,447,078	50	$32,600,094,628
John J. Huss	29	$13,478,861,749	40	$20,116,627,063	48	$32,023,262,988
Bryan Kelly, Ph.D.	1	$16,374,874	1	$240,784,013	0	-
John M. Liew, Ph.D., M.B.A.	11	$3,578,304,364	28	$16,422,651,703	16	$7,084,659,718
Fred Liu, M.S.	0	-	2	$679,461,005	0	-
James Lofton	0	-	2	$679,461,005	0	-
Mark L. Mitchell, Ph.D., M.A.	1	$1,857,968,573	5	$1,338,088,075	0	-
Tobias Moskowitz, Ph.D., M.S.	0	-	4	$756,516,727	0	-
Todd C. Pulvino, Ph.D., A.M., M.S.	1	$1,857,968,573	5	$1,338,088,075	0	-
Laura Serban, Ph.D.	14	$8,532,116,602	32	$18,070,277,340	38	$22,708,179,840
Nathan Sosner, Ph.D.	5	$921,678,460	0	-	0	-
Erik Stamelos	4	$2,393,659,563	2	$679,461,005	0	-

PORTFOLIO MANAGER	NUMBER OF OTHER ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
REGISTERED INVESTMENT COMPANY			OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management
Michele L. Aghassi, Ph.D.	1	$129,697,328	7	$5,681,667,467	6	$4,525,742,917
Clifford S. Asness, Ph.D., M.B.A.	0	-	18	$10,299,866,972	16	$8,302,116,071
James Asselin, CFA	0	-	1	$63,313,608	0	-
Jordan Brooks, Ph.D., M.A.	0	-	9	$3,267,823,798	9	$4,073,202,011
Robert F. Bryant	0	-	6	$1,354,774,552	0	-
Jonathan Fader	0	-	0	-	0	-
Andrea Frazzini, Ph.D., M.S.	1	$129,697,328	19	$9,991,941,724	15	$8,598,944,928

AQR Funds–Statement of Additional Information62
PORTFOLIO MANAGER	NUMBER OF OTHER ACCOUNTS AND ASSETS FOR WHICH THE ADVISORY FEE IS BASED ON PERFORMANCE
REGISTERED INVESTMENT COMPANY			OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management	# of Accts.	Assets Under Management
John J. Huss	1	$129,697,328	25	$11,556,121,708	14	$8,435,204,496
Bryan Kelly, Ph.D.	0	-	0	-	0	-
John M. Liew, Ph.D., M.B.A.	0	-	17	$8,974,076,535	10	$4,767,540,545
Fred Liu, M.S.	0	-	1	$63,313,608	0	-
James Lofton	0	-	1	$63,313,608	0	-
Mark L. Mitchell, Ph.D., M.A.	0	-	5	$1,338,088,075	0	-
Tobias Moskowitz, Ph.D., M.S.	0	-	0	-	0	-
Todd C. Pulvino, Ph.D., A.M., M.S.	0	-	5	$1,338,088,075	0	-
Laura Serban, Ph.D.	1	$129,697,328	22	$10,774,083,552	9	$7,600,428,662
Nathan Sosner, Ph.D.	0	-	0	-	0	-
Erik Stamelos	0	-	1	$63,313,608	0	-
Potential Conflicts of Interest
From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts (including, for purposes of this discussion, other funds and Proprietary Accounts), on the other. The other accounts might have similar investment objectives or strategies as a Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. A potential conflict of interest exists where portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.
A number of potential conflicts of interest may arise as a result of the Adviser’s, Sub-Adviser's or portfolio manager’s management of a number of accounts with similar investment strategies. Often, an investment opportunity may be suitable for both a Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. In circumstances where the amount of total exposure to a strategy or investment type across accounts is, in the opinion of the Adviser, capacity constrained, the availability of the strategy or investment type for the Funds and other accounts may be reduced in the Adviser’s discretion. A Fund may therefore have reduced exposure to a capacity constrained strategy or investment type, which could adversely affect the Fund’s return. The Adviser is not obligated to allocate capacity pro rata and may take its financial interests into account when allocating capacity among the Funds and other accounts. Among other things, capacity constraints in a particular strategy or investment type could cause a Fund to close to all or certain new investors.
Another conflict could arise where different account guidelines and/or differences within particular investment strategies lead to the use of different investment practices for portfolios with a similar investment strategy. The Adviser or Sub-Adviser will not necessarily purchase or sell the same instruments at the same time or in the same direction (particularly if different accounts have different strategies), or in the same proportionate amounts for all eligible accounts (particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different investment restrictions, or different risk tolerances). As a result, although the Adviser and Sub-Adviser manage numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. The Adviser or Sub-Adviser may, from time to time, implement new trading strategies or participate in new trading strategies for some but not all accounts, including the Funds. Strategies may not be implemented in the same manner among accounts where they are employed, even if the strategy is consistent with the objectives of such accounts. In certain circumstances, investment opportunities that are in limited supply and/or have limited return potential in light of administrative costs of pursuing such investments (e.g., IPOs) are only allocated to accounts where the given opportunity is more closely aligned with the applicable strategy and/or trading approach.

AQR Funds–Statement of Additional Information63
Whenever decisions are made to buy or sell investments by a Fund and one or more other accounts simultaneously, the Adviser, Sub-Adviser or portfolio manager may aggregate the purchases and sales of the investments and will allocate the transactions in a manner that it believes to be equitable under the circumstances. To this end, the Adviser and Sub-Adviser have adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where a Fund will not participate in a transaction that is allocated among other accounts or a Fund may not be allocated the full amount of the investments sought to be traded. These aggregation and allocation policies could have a detrimental effect on the price or amount of the investments available to a Fund from time to time. Subject to applicable laws and/or account restrictions, the Adviser or Sub-Adviser may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for one or more Funds.
To the extent that a Fund holds interests in an issuer that are different (or more senior or junior) than, or potentially adverse to, those held by other accounts, the Adviser or Sub-Adviser may be presented with investment decisions where the outcome would benefit one account and would not benefit or would harm the other account. This may include, but is not limited to, an account investing in a different security of an issuer’s capital structure than another account, an account investing in the same security but on different terms than another account, an account obtaining exposure to an investment using different types of securities or instruments than another account, an account engaging in short selling of securities that another account holds long, an account voting securities in a different manner than another account, and/or an account acquiring or disposing of its interests at different times than another account. This could have a material adverse effect on, or in some instances could benefit, one or more of such accounts, including accounts that are affiliates of the Adviser or Sub-Adviser, accounts in which the Adviser or Sub-Adviser has an interest, or accounts which pay the Adviser or Sub-Adviser higher fees or a performance fee. These transactions or investments by one or more accounts could dilute or otherwise disadvantage the values, prices, or investment strategies of such accounts. When the Adviser or Sub-Adviser, on behalf of an account, manages or implements a portfolio decision ahead of, or contemporaneously with, portfolio decisions of another account, market impact, liquidity constraints, or other factors could result in such other account receiving less favorable pricing or trading results, paying higher transaction costs, or being otherwise disadvantaged. In addition, in connection with the foregoing, the Adviser or Sub-Adviser, on behalf of an account, is permitted to pursue or enforce rights or actions, or refrain from pursuing or enforcing rights or actions, with respect to a particular issuer in which action could materially adversely affect such other account.
In addition, when a Fund and other accounts hold investments in the same issuer (including at the same place in the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work- outs or other activities related to its investment in the issuer. As a result, a Fund may not be permitted by law to make the same investment decisions as other accounts in the same or similar situations even if the Adviser or Sub-Adviser believes it would be in the Fund’s best economic interests to do so. A Fund may be prohibited by applicable law from investing in an issuer (or an affiliate) that other accounts are also investing in or currently invest in even if the Adviser or Sub-Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers that the Adviser or Sub-Adviser considers to be at risk of default and restructuring or work-outs with debt holders, which may include a Fund and other accounts. In some cases, to avoid the potential of future prohibited transactions, the Adviser or Sub-Adviser may avoid allocating an investment opportunity to a Fund that it would otherwise recommend, subject to the Adviser’s  or Sub-Adviser's then-current allocation policy and any applicable exemptions.
In certain circumstances, the Adviser may be restricted from transacting in a security or instrument because of material non-public information received in connection with an investment opportunity that is offered to the Sub-Adviser. In other circumstances, the Sub-Adviser will not participate in an investment opportunity to avoid receiving material non-public information that would restrict the Adviser from transacting in a security or instrument. These restrictions may adversely impact a Fund’s performance.
The Adviser, Sub-Adviser and the Funds' portfolio managers may also face a conflict of interest where some accounts pay higher fees to the Adviser or Sub-Adviser than others, as they may have an incentive to favor accounts with the potential for greater fees, or to invest Fund assets in an underlying Fund or account that pays higher fees to the Adviser or Sub-Adviser. For instance, the entitlement to a performance fee in managing one or more accounts may create an incentive for the Adviser or Sub-Adviser to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward the Adviser or Sub-Adviser for performance in accounts which are subject to such fees, the Adviser or Sub-Adviser may have an incentive to favor these accounts over those that have only fixed asset-based fees, such as the Funds, with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities. Certain underlying accounts in which a Fund invests may underperform over certain periods of time.
The Adviser may also participate in model portfolio platforms in which the Adviser provides model portfolios that allocate exclusively to a number of Funds based on a given targeted risk profile and/or investment objective. In constructing and rebalancing a model portfolio, a potential conflict between the interests of the model portfolio and those of the Funds may arise in connection with decisions made by the Adviser to change allocations to one or more Funds or to rebalance

AQR Funds–Statement of Additional Information64
the assets of the model portfolios that results in subscriptions into and redemptions from the Funds. Depending upon the timing and/or amounts involved, reallocations and rebalancing of investments have the potential to disrupt the orderly management of a Fund’s portfolio or to increase its expenses, including its portfolio transaction and administrative costs.
The Adviser and Sub-Adviser have implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Funds and other accounts and that are designed to ensure that all accounts, including the Funds, are treated fairly and equitably over time.
Administrator and Fund Accountant
On behalf of the Funds, the Trust has entered into an Administration Agreement (the “JPM Administration Agreement”) with JPMorgan Chase Bank, N.A. (the “JPM Administrator”) located at 70 Fargo Street, Boston, Massachusetts 02210. The JPM Administration Agreement initially took effect on (1) September 12, 2010 with respect to the AQR Managed Futures Strategy Fund, and (2) September 19, 2010 with respect to the AQR Diversified Arbitrage Fund. The JPM Administration Agreement also took effect with respect to the other current series of the Trust described in this SAI, and takes effect with respect to each new series of the Trust, upon the Fund’s inception.The JPM Administrator also serves as the administrator to the AQR Alternative Risk Premia Offshore Fund Ltd., the AQR Macro Opportunities Offshore Fund Ltd., the AQR Managed Futures Strategy Offshore Fund Ltd., the AQR Managed Futures Strategy HV Offshore Fund Ltd., the AQR Multi-Asset Offshore Fund Ltd., the AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd., the AQR Style Premia Alternative Offshore Fund Ltd., and the AQR Trend Total Return Offshore Fund Ltd. Under the JPM Administration Agreement, the JPM Administrator’s services include, but are not limited to, the following: preparing minutes of meetings of the Board of Trustees and assisting the Secretary of the Trust in preparing for quarterly meetings of the Board of Trustees; performing certain compliance tests for the Trust; participating in the annual update of the Trust’s registration statement and coordinating in the preparation and filing of certain other Trust filings and documents; preparing federal and state income tax returns for the Trust; performing NAV calculations; establishing appropriate expense accruals, maintaining expense files and coordinating the payment of invoices for the Trust. For the fiscal years ended December 31, 2021, December 31, 2022 and December 31, 2023,  the Trust paid JPM Administrator fees of $2,162,616, $2,590,660 and $3,018,198, respectively.
The JPM Administration Agreement was in effect for the initial term of three years and automatically renewed upon the expiration of the initial term in September 2013 and will continue until terminated. Either party may terminate the agreement upon not less than six months’ prior written notice to the other party.
Distributor
The Trust has entered into a Distribution Agreement, on behalf of each Fund, with the Distributor, pursuant to which the Distributor acts as distributor for each Fund and acts as agent for each Fund in selling its shares to the public. ALPS Distributors, Inc. is located at 1290 Broadway, Suite 1000, Denver, CO 80203. The Distributor offers shares of the Funds on a continuous basis and may engage in advertising and solicitation activities in connection therewith. The Distributor is not obligated to sell any certain number of shares of the Funds. The Distributor also reviews advertisements and acts as liaison for broker-dealer relationships. Investors purchasing or redeeming shares of a Fund through another financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge. Following its initial term, the Distribution Agreement continues in effect for successive one-year periods provided such continuance is specifically approved at least annually by (i) the Board of Trustees or (ii) the vote of a majority of outstanding shares of the Fund, and provided that in either event the continuance is also approved by a majority of the Trust’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Distribution Agreement.
Distribution Plan
The Board has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Class N shares of each Fund (the “12b-1 Plan”). Under the 12b-1 Plan, the Class N shares of each Fund pay a distribution fee of 0.25% to the Distributor as compensation for distribution and/or administrative activities related to Class N shares of each Fund. Because these fees are paid out of each Fund’s assets on an on-going basis, over time these fees will increase the cost of an investment and may cost a shareholder more than paying other types of sales charges. The 12b-1 Plan provides that the distribution fees may be paid entirely to the Distributor regardless of the amounts actually expended by the Distributor. The Distributor uses these distribution fees to make payments to financial intermediaries as compensation for distribution and/or administrative activities related to Class N shares of each Fund. The Distributor may retain a portion of these distribution fees as part of the compensation it receives for reviewing advertisements and other marketing materials.
If the 12b-1 Plan is terminated with respect to a Fund, the Fund will owe no payments to the Distributor other than fees accrued but unpaid on the termination date. The 12b-1 Plan may be terminated only by specific action of the Trustees or shareholders.

AQR Funds–Statement of Additional Information65
The 12b-1 Plan shall continue in effect from year to year with respect to each Fund, provided such continuance is approved at least annually by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act and the rules thereunder) and, in either case, by a majority of the Disinterested Trustees. The 12b-1 Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Class N shares of a Fund, and all material amendments of a 12b-1 Plan must also be approved by the Trustees in the manner described above. The 12b-1 Plan may be terminated with respect to a Fund at any time, without payment of any penalty, by vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 60 days’ written notice to any other party to the 12b-1 Plan. So long as the 12b-1 Plan is in effect, the selection and nomination of Disinterested Trustees has been committed to the Disinterested Trustees.
Pursuant to the 12b-1 Plan, the Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review and consider at least quarterly, a written report of the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the 12b-1 Plan will benefit the respective Funds and their shareholders.
The table below provides information for the fiscal year ended December 31, 2023 about the 12b-1 fees each Fund paid to the Distributor under the Trust's 12b-1 Plan.
Funds	Fees Paid
AQR Alternative Risk Premia Fund	$15,346
AQR Diversified Arbitrage Fund	$146,636
AQR Diversifying Strategies Fund	$52,546
AQR Equity Market Neutral Fund	$66,454
AQR Long-Short Equity Fund	$63,111
AQR Macro Opportunities Fund	$17,905
AQR Managed Futures Strategy Fund	$149,554
AQR Managed Futures Strategy HV Fund	$10,874
AQR Multi-Asset Fund	$27,343
AQR Risk-Balanced Commodities Strategy Fund	$108,787
AQR Style Premia Alternative Fund	$87,649
AQR Trend Total Return Fund*	$19,054
* Formerly known as the AQR Sustainable Long-Short Equity Carbon Aware Fund.
Custodian
The Custodian for the Funds is JPMorgan Chase Bank, N.A. (“JPM Custodian”), located at 1 Chase Manhattan Plaza, New York, NY 10005. State Street Bank and Trust Company (together with the JPM Custodian, the “Custodian”), located at One Congress Street, Boston, MA 02114, also serves as a Custodian of the AQR Alternative Risk Premia Fund, AQR Diversified Arbitrage Fund,  AQR Equity Market Neutral Fund, AQR Long-Short Equity Fund, AQR Multi-Asset Fund and AQR Style Premia Alternative Fund. The JPM Custodian also serves as the custodian of the AQR Alternative Risk Premia Offshore Fund Ltd., the AQR Macro Opportunities Offshore Fund Ltd., the AQR Managed Futures Strategy Offshore Fund Ltd., the AQR Managed Futures Strategy HV Offshore Fund Ltd., the AQR Multi-Asset Offshore Fund Ltd., the AQR Risk-Balanced Commodities Strategy Offshore Fund Ltd., the AQR Style Premia Alternative Offshore Fund Ltd. and the AQR Trend Total Return Offshore Fund Ltd.   The Custodian has no part in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. Under the custody agreements with the Trust, on behalf of the Funds, the Custodian holds each Fund’s securities and maintains all necessary accounts and records.

AQR Funds–Statement of Additional Information66
Transfer Agent and Dividend Disbursing Agent
ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1000, Denver, CO 80203, has been retained to serve as the Funds' transfer agent and dividend disbursing agent.
Determination of Net Asset Value
Each Fund’s NAV per share is generally calculated as of the scheduled close of trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. eastern time) on each day during which the NYSE is open for trading (a Business Day). Each Fund determines a NAV per share for each class of its shares. The price at which a purchase or redemption order is effected is based upon the next NAV calculation after the purchase or redemption order is received by the Fund (or its agent) in proper form. If there is an unscheduled NYSE closure prior to 4:00 p.m. eastern time, transaction deadlines and NAV calculations may occur at 4:00 p.m. eastern time or at an earlier time if the particular closure directly affects the NYSE but other exchanges remain open for trading. Each Fund reserves the right to change the time its NAV is calculated if otherwise permitted by the 1940 Act or pursuant to statements from the SEC or its staff. The NAV per share of a class of a Fund is computed by dividing the total current value of the assets of the Fund attributable to a class, less class liabilities, by the total number of shares of that class of the Fund outstanding at the time the computation is made.
Foreign markets may be open at different times and on different days than the NYSE, meaning that the value of the Funds' shares may change on days when shareholders are not able to buy or sell their shares. Foreign currencies, securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates generally determined as of 4:00 p.m. eastern time.
For purposes of calculating the NAV, portfolio securities and other financial derivative instruments (“portfolio securities”) are valued on each Business Day using valuation methods as adopted by the Board of Trustees. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Adviser as the Valuation Designee for the Funds. As Valuation Designee, the Adviser has primary responsibility for the development and implementation of the Trust's valuation policy and procedures, subject to oversight by the Board of Trustees. The Adviser, as the Valuation Designee, is also responsible for periodically assessing and managing material risks associated with fair value determinations; selecting, applying and testing fair value methodologies; and overseeing and evaluating third-party pricing services, among other responsibilities. The Adviser's Security Valuation Team is responsible for the day-to-day implementation of the Trust's valuation policy and the execution of the Adviser's obligations as the Valuation Designee, subject to the oversight of the Adviser's Valuation Committee.
Portfolio securities are valued at market value using market quotations when they are readily available. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access on a valuation date prior to the time the Funds' NAVs are determined, provided that a quotation will not be readily available if it is not reliable. Where market quotations are not readily available or are not reliable, portfolio securities are valued at fair value by the Adviser as the Valuation Designee pursuant to Rule 2a-5. Such fair value methodologies may include consideration of relevant factors, including but not limited to Level 2 inputs including (i) quoted prices for similar assets in active markets; (ii) quoted prices for identical or similar assets in markets that are not active; (iii) inputs other than quoted prices that are observable for the assets, including interest rates, yield curves, implied volatilities, and credit spreads; (iv) the relationship of a security in the issuer's capital structure; (v) the size of the issue; and (vi) comparison of a security to transactions or prices of other securities of issuers having similar characteristics, issues of similar size, and credit quality, maturity and purpose and market cooperated inputs. Fair value methodologies may also consider Level 3 unobservable inputs if reliable observable inputs are unavailable. Using fair value to price a security may require subjective determinations about the value of a security that could result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net assets. It is possible the estimated values may differ significantly from the values which would have been used had a ready market for the investments existed. These differences could be material. When observable prices are not available for these securities, the Funds may use one or more valuation approaches (e.g., the market approach, the income approach, or the cost approach), including proprietary models for which sufficient and reliable data is available. The market approach generally is based on the technique of using comparable market transactions, while the use of the income approach includes the estimation of future cash flows discounted to calculate fair value. Discounts may also be applied due to the nature or durations of any restrictions on the disposition of the investment or adjusted as appropriate for credit, market and/or other risk factors.
Equity securities, including securities sold short, ETFs and closed-end investment companies, are valued at the primary official closing price or last quoted sales price from the markets in which each security trades. If no official close price or sales are reported, the security is valued at its last bid price. Equity right and warrant securities are valued at the primary official closing price or last quoted sales price from the markets in which each security trades. Investments in open-end investment companies are valued at such investment company’s current day closing NAV per share.
Fixed income securities (other than certain short-term investments maturing in 60 days or less) and other investments that trade in markets that are not considered to be active, are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs. These include certain U.S. government and sovereign

AQR Funds–Statement of Additional Information67
obligations, most government agency securities, investment-grade corporate bonds, money market funds and less liquid listed equities. Corporate and sovereign bonds and other fixed income instruments are valued at estimated fair value using the latest bid prices or evaluated quotes furnished by independent pricing services, as well as quotations from counterparties and other market participants. Evaluated quotes are based on a matrix system, which may consider such factors as quoted prices for identical or similar assets, yields, maturities and ratings and are not necessarily reliant on quoted prices. Short-term debt investments of sufficient credit quality maturing in 60 days or less are generally valued at amortized cost, which approximates fair value.
Equities that trade on either markets that close prior to the close of the NYSE or on markets that are closed due to a holiday are fair valued daily based on the application of a fair value factor (unless the Adviser determines that use of another valuation methodology is appropriate). When available, the Funds apply daily fair value factors, furnished by an independent pricing service, to account for the market movement between the close of the foreign market and the close of the NYSE. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, American Depositary Receipts, futures contracts and exchange rates in other markets in determining fair value as of the time a Fund calculates its NAV.
Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last settlement or sales price on the date of determination on the exchange that constitutes their principal market. For options contracts, if no sales occurred on such date, the contracts will be valued at the mid price on such exchange at the close of business. Centrally cleared swaps listed or traded on a multilateral trade facility platform, such as a registered exchange, are valued on a daily basis using quotations provided by an independent pricing service.
OTC derivatives, including forward contracts and swap contracts, are fair valued by the Funds on a daily basis using observable inputs, such as quotations provided by an independent pricing service, the counterparty, dealers or brokers, whenever available and considered reliable. Generally, a valuation model is used consistently for similar derivative types and model inputs, including, but not limited to, market prices, yield curves, credit spreads, volatilities and implied correlations which are obtained from outside brokers and/or pricing services when available. In instances where models are used, the value of an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs include market prices for reference securities, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. Certain OTC derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data.
The value of each total return swap contract and total return basket swap contract is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing price on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable.
The U.S. Dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by an independent pricing service.
Credit default swap contracts and interest rate swap contracts are marked to market daily based on quotations as provided by an independent pricing service. The independent pricing services aggregate valuation information from various market participants to create a single reference value for each credit default swap contract and interest rate swap contract.
The Funds value the repurchase agreements and reverse repurchase agreements they have entered based on the respective contract amounts, which approximate fair value. As such, repurchase agreements are carried at the amount of cash paid plus accrued interest receivable (or interest payable in periods of increased demand for collateral), and reverse repurchase agreements are carried at the amount of cash received plus accrued interest payable (or interest receivable in periods of increased demand for collateral).
Calculation of Offering Price
An illustration of the calculation of the offering price for the outstanding Class I shares of each Fund based on the value of that Fund’s net assets and number of shares outstanding on December 31, 2023 is set forth below:
	AQR Alternative Risk Premia Fund	AQR Diversified Arbitrage Fund	AQR Diversifying Strategies Fund	AQR Equity Market Neutral Fund
Net Assets	53,905,495	1,217,508,771	422,537,688	142,947,212
Number of Shares Outstanding	5,531,350	102,379,836	37,660,958	16,865,505
Net Asset Value Per Share (net assets divided by number of shares outstanding)	9.75	11.89	11.22	8.48

AQR Funds–Statement of Additional Information68
	AQR Alternative Risk Premia Fund	AQR Diversified Arbitrage Fund	AQR Diversifying Strategies Fund	AQR Equity Market Neutral Fund
Sales Charge	None	None	None	None
Offering Price	9.75	11.89	11.22	8.48

	AQR Long- Short Equity Fund	AQR Macro Opportunities Fund	AQR Managed Futures Strategy Fund	AQR Managed Futures Strategy HV Fund
Net Assets	909,817,413	36,897,605	1,147,293,309	77,589,772
Number of Shares Outstanding	69,014,395	3,769,119	140,232,406	10,059,144
Net Asset Value Per Share (net assets divided by number of shares outstanding)	13.18	9.79	8.18	7.71
Sales Charge	None	None	None	None
Offering Price	13.18	9.79	8.18	7.71

	AQR Multi- Asset Fund	AQR Risk-Balanced Commodities Strategy Fund	AQR Style Premia Alternative Fund	AQR Trend Total Return Fund*
Net Assets	119,048,018	374,018,579	356,484,036	2,811,910
Number of Shares Outstanding	12,420,748	45,138,520	52,104,314	246,514
Net Asset Value Per Share (net assets divided by number of shares outstanding)	9.58	8.29	6.84	11.41
Sales Charge	None	None	None	None
Offering Price	9.58	8.29	6.84	11.41
* Formerly known as the AQR Sustainable Long-Short Equity Carbon Aware Fund.
Additional Information about Purchases and Redemption of Shares
Cut-Off Time for Purchase and Redemption Orders
Orders to purchase or redeem shares received by the Transfer Agent, or by a financial intermediary authorized to receive such orders, by the cut-off time indicated in the Funds' Prospectus will be processed at the NAV next calculated after the order is received by the Transfer Agent or the financial intermediary that is an authorized agent of the Funds. Under a variety of different types of servicing agreements, financial intermediaries that are authorized to receive purchase and redemption orders from investors are permitted to transmit those orders that are received by the financial intermediary before the cut-off time in the Prospectus to the Transfer Agent by the cut-off times stated in those agreements, which are generally later than the cut-off time stated in the Prospectus. In addition, with respect to any underlying Funds in which a registered investment company or series thereof advised by the Adviser or its affiliates (each, an “AQR Fund-of-Funds”) invests, orders by the AQR Fund-of-Funds to purchase or redeem shares of the underlying Fund will be processed at the NAV next calculated by the underlying Fund after a purchase or redemption order for the AQR Fund-of-Funds that is allocated to the underlying Fund is received by the Transfer Agent of the AQR Fund-of-Funds, or by a financial intermediary authorized to receive such orders on behalf of the AQR Fund-of-Funds.  As a result, an AQR Fund-of-Funds is permitted to allocate assets attributable to orders that are received by its Transfer Agent or authorized financial intermediary before the cut-off time in the Prospectus to underlying Funds by transmitting purchase and redemption orders to the underlying Fund’s Transfer Agent by a cut-off time that is after the cut-off time stated in the Prospectus for processing at that day’s NAV. Financial intermediaries are prohibited by law from transmitting orders received after the cut-off time stated in the Prospectus to the Transfer Agent for processing at that day’s NAV. Any order otherwise received by the Transfer Agent (on behalf of a Fund or an AQR Fund-of-Funds) or a financial intermediary after the cut-off time stated in the Prospectus will be specifically identified for processing on the next day on which a NAV is computed.

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Purchases In-Kind
The Trust may permit purchases of any of the Fund’s shares by means of in-kind contributions of portfolio securities under limited circumstances in accordance with procedures approved by the Trust’s Board of Trustees. In-kind purchases of Fund shares may only be permitted if the Adviser or Sub-Adviser, as appropriate, determines that acceptance of the in-kind securities will not adversely affect the purchasing Fund, does not favor a shareholder of the purchasing Fund to the detriment of another shareholder of the purchasing Fund, and conforms with the purchasing Fund’s fundamental investment objectives, policies and restrictions. In-kind securities will be valued in the same manner as they would be valued for purposes of computing a Fund’s NAV. The Fund will not be liable for any brokerage commission or fee (except for customary transfer fees) in connection with an in-kind purchase of Fund shares.
Your broker may impose a fee in connection with processing your in-kind purchase of Fund shares. An investor contemplating an in-kind purchase of Fund shares should consult his or her tax adviser to determine the tax consequences under federal and state law of making such a purchase.
Redemptions In-Kind
Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected in the discretion of the Board of Trustees and taken at their value used in determining a Fund’s NAV per share as described under “Determination of Net Asset Value”), or partly in cash and partly in portfolio securities. While the Funds do not expect to routinely use redemptions in-kind, each Fund reserves the right to do so at the request, or with the consent, of the shareholder, during stressed market conditions or to manage the impact of large redemptions on the Fund under normal or stressed market conditions. Each Fund may make a redemption in-kind if the following criteria (together, the “Criteria”) are met: (i) the requested redemption is for an amount greater than 5% of the NAV of the Fund as of the redemption date; (ii) the redeeming shareholder is an institutional investor; and (iii) the Adviser has determined that: (a) the Fund is not able to sell sufficient assets without significantly adversely affecting the value of such assets and pay the redemption proceeds within seven calendar days of the redemption date; or (b) the redemption in-kind is in the best interests of the Fund and its non-redeeming shareholders. Each Fund may redeem a shareholder in-kind for a redemption that does not meet these criteria if the redeeming shareholder requests, or consents to, such redemption in-kind. Moreover, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Funds are obligated to redeem their shares solely in cash up to the lesser of $250,000 or 1% of their NAV during any 90-day period for one shareholder of record. This election is irrevocable unless the SEC permits its withdrawal. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. Also, the portfolio securities received may increase or decrease in value before the investor can convert them into cash. The Funds may redeem shares held by affiliates in kind as long as neither the affiliated shareholder nor any other party with the ability and pecuniary incentive to influence the redemption in kind selects, or influences the selection of the distributed securities and as long as the redemption in kind is approved by the Board of Trustees, including a majority of the Disinterested Trustees, in a manner consistent with SEC rules, regulations and interpretive positions.
Involuntary Redemptions
Each Fund reserves the right to involuntarily redeem any shareholder’s account, subject to applicable law, if:
•
the Fund or a class of its shares are to be terminated;
•
the value of the account falls below any investment minimum for the account set by the Trust, provided that (1) the Trust provides a written notice of redemption to the shareholder at least 15 days before the redemption date, and (2) any policies adopted by the Board with respect to the redemption of small accounts have been disclosed to shareholders at least 60 days prior to the mailing of the written notice of redemption;
•
the shareholder fails to pay when due the full purchase price of shares issued to him;
•
it appears appropriate to do so in connection with a failure of the appropriate person(s) to furnish certified taxpayer identification numbers, other tax-related certifications, or if the Fund is unable to verify the account holder’s identity; or
•
the Fund otherwise determines it appropriate to do so in light of the Fund’s responsibilities under the 1940 Act or other applicable law or necessary to prevent harm to the Trust or its shareholders.
If a shareholder’s account is involuntarily redeemed, a check for the redemption proceeds payable to the shareholder will be mailed to the shareholder at the shareholder’s address of record.
Other Purchase and Redemption Information
Each Fund reserves the right to reject any purchase order for its shares in its sole discretion.
Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed other than for customary weekend and holiday closings; (c) the SEC has by order permitted such suspension or postponement for the protection of the

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shareholders or (d) an emergency, as determined by the SEC, exists making disposal of portfolio securities or valuation of net assets of a Fund not reasonably practicable. Upon the occurrence of any of the foregoing conditions, each Fund may also suspend or postpone the recording of the transfer of its shares.
In addition, each Fund may compel the redemption of, reject any order for, or refuse to give effect on the Fund’s books to the transfer of, its shares where the relevant investor or investors have not furnished the Fund with valid, certified taxpayer identification numbers and such other tax-related certifications or other necessary documentation as the Fund may request.
Brokers or other financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of the Funds' shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual broker or financial intermediary. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the charges described in the Prospectus and this SAI. An investor’s broker will provide them with specific information about any processing or service fees they will be charged.
Portfolio Turnover
The frequency of portfolio transactions is generally expressed in terms of a portfolio turnover rate. For example, an annual turnover rate of 100% would occur if all of the securities in a Fund were replaced once a year.
The Adviser or Sub-Adviser for a Fund may engage in active short-term trading to rebalance the Fund’s portfolio or for other reasons. It is anticipated that the portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable a Fund to receive favorable tax treatment. The Funds are not restricted by policy with regard to their portfolio turnover rates. Higher portfolio turnover rates, generally meaning rates in excess of 100%, and short-term trading involve correspondingly greater commission expenses and transaction costs, which may reduce performance and may cause higher levels of current tax liability to shareholders in the Fund.
Each Fund’s portfolio turnover rate was as follows for the two most recent fiscal years:
Fund	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2023
AQR Alternative Risk Premia Fund	262%	158%
AQR Diversified Arbitrage Fund	164%	197%
AQR Diversifying Strategies Fund	48%	37%
AQR Equity Market Neutral Fund	319%	197%
AQR Long-Short Equity Fund	0%	0%
AQR Macro Opportunities Fund	319%	70%
AQR Managed Futures Strategy Fund	0%	0%
AQR Managed Futures Strategy HV Fund	0%	0%
AQR Multi-Asset Fund	179%	125%
AQR Risk-Balanced Commodities Strategy Fund	0%	0%
AQR Style Premia Alternative Fund	174%	115%
AQR Trend Total Return Fund*	0%	0%
* Portfolio turnover of the Fund reported prior to August 19, 2024 is the portfolio turnover of the Fund when it followed different investment strategies under the name AQR Sustainable Long-Short Equity Carbon Aware Fund.
With respect to the AQR Macro Opportunities Fund, the decrease in the Fund's portfolio turnover rate from 2022 to 2023 was primarily a result of a reduction in deep value bets implemented using single name securities as well as higher fund flows during the fiscal year ended December 31, 2022 than the fiscal year ended December 31, 2023.
Portfolio Transactions and Brokerage
The Funds grant the Adviser and Sub-Adviser, as applicable, responsibility for selecting brokers to execute portfolio transactions on behalf of the Funds as well as negotiating any commissions or spreads paid on such transactions. Securities transactions normally will be executed through brokers selected by the Adviser or Sub-Adviser in their sole discretion. Before establishing a relationship with any counterparty, the Adviser’s Global Trading group (“GT”) will evaluate the counterparty based on selection factors including, but not limited to, those listed below. In addition, the Adviser’s Counterparty Risk Group will review each proposed counterparty relationship. Only after due diligence is

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complete will the Counterparty Risk Group approve a counterparty. The Counterparty Risk Group maintains a list of all counterparties approved to execute Fund orders and will continue to review those counterparties on an ongoing basis. The Adviser’s Best Execution Committee evaluates the selection factors listed below on an ongoing basis.
Selection Factors for Counterparties
Best Execution. The Adviser and Sub-Adviser have a duty to seek best execution of transactions for the Funds. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances.
In seeking best execution, the selection of executing brokers and their respective capabilities on behalf of the Funds shall be evaluated by GT and the Best Execution Committee. Each broker evaluation shall be conducted by GT and consider factors including, but not limited to, those described below. The determining factor is not necessarily the lowest possible commission cost, but whether the transaction represents the best qualitative execution overall. The Best Execution Committee has determined that the following factors, to the extent applicable, should be considered in determining whether a broker provides best execution: competitiveness of commission rates or spreads; execution capabilities; clearance and settlement capabilities; access to various market centers; expertise in executing trades for a particular security type; reputation and business practices; overall quality of broker services, including responsiveness and technology support; ability or willingness to maintain and commit adequate capital; and the size and volume of the broker’s order flow.
Recognizing the value of these factors, the Adviser or Sub-Adviser may select counterparties that charge a commission in excess of that which another counterparty might have charged for effecting the same transaction. The Adviser or Sub-Adviser is not obligated to choose the counterparty offering the lowest available commission rate if, in the Adviser’s or Sub-Adviser's  reasonable judgment, the total cost or proceeds from the transaction may be less favorable than what may be obtained elsewhere or if a higher commission is justified by the service provided by another counterparty.
Additional Considerations. When selecting brokers to execute Fund trades, employees may not consider factors that are based on a personal benefit or conflicts of interest (e.g., directing execution as a means of compensating others for personal favors). In addition, employees are required to disclose to the Adviser’s Compliance Department any related person of the employee who is employed by or affiliated with a bank, broker-dealer, futures broker or commodities broker, which may present a potential conflict of interest.
The Funds will not compensate a broker or dealer for any promotion or sale of shares of the Funds by direction to the broker or dealer of the Funds' portfolio securities transactions, or any remuneration (including, but not limited to, any commission, mark-up, mark down, or other fee) received or to be received from the portfolio transactions effected through any other broker or dealer. However, the Funds are permitted to use a broker or dealer that promotes or sells the Funds' shares, provided the business arrangement is in compliance with the conditions required by applicable law and the Funds' policies and procedures.
Review of Counterparty Execution. The Adviser and Sub-Adviser have implemented internal controls and procedures to address the conflicts of interest associated with its brokerage practices. To determine that it is receiving best execution for its transactions over time, the Adviser and Sub-Adviser will obtain information as to the general level of commission rates being charged by the brokerage community, from time to time, and will periodically evaluate the overall reasonableness of brokerage commissions paid on a Fund’s transactions by reference to such data. To the extent the Adviser and Sub-Adviser have been paying higher commission rates for its transactions, the Adviser and Sub-Adviser will determine if the quality of execution and the services provided by the counterparty justify these higher commissions.
The Adviser’s Best Execution Committee is responsible for the design, implementation and oversight of the Adviser’s best execution governance framework, which includes controls, processes and systems designed to provide reasonable assurance that best execution is achieved for the Funds and the Adviser’s and Sub-Adviser’s other clients. The Best Execution Committee reviews commission rates by broker, country, and investment type by Fund as part of its overall responsibility. Counterparty effectiveness is evaluated on cost, connectivity, operational performance and other related factors. Moreover, the Adviser’s Counterparty Committee reviews credit quality and operational viability of clearing and execution counterparties.
Prime Brokerage. A Fund may have one or more prime brokers through which the Fund’s trade clearance and financing is coordinated. Certain prime brokers also provide the Adviser or Sub-Adviser with research, reporting, and analysis tools as part of their services.
Step-Outs. In certain circumstances, the Adviser or Sub-Adviser uses “step-out trades” when the Adviser or Sub-Adviser determines that the step-out trades facilitate better execution for certain Fund trades. Step-out trades are transactions which are placed at one counterparty and then “given up” or “stepped out” by that counterparty to another counterparty. Step-out trades may benefit a Fund by finding a natural buyer or seller of a particular security so that the Adviser or Sub-Adviser can trade a larger block of shares more efficiently.

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Soft Dollar Arrangements. The term “soft dollars” refers generally to the practice by investment advisers of paying for research and brokerage services using brokerage commissions generated by the execution of trades for their clients’ accounts. The Adviser and Sub-Adviser do not currently use soft dollars in connection with any of the Funds. To the extent the Adviser or Sub-Adviser does use soft dollars in the future, it is expected that such use will fall within the safe harbor afforded by Section 28(e) of the Securities Exchange Act of 1934, as amended.
Brokerage for Fund Referrals. The Adviser and Sub-Adviser do not select counterparties based on or related to Fund referrals or in connection with past or future placement of investors into the Funds. Certain broker-dealers host conferences and events for prospective investors. On occasion, representatives of the Adviser or Sub-Adviser speak at these “capital introduction” events and meet with prospective investors or their representatives. The Adviser and Sub-Adviser may accept subscriptions from certain investors who also provide services to a Fund, including brokers and their affiliates. Relationships such as these could be viewed as creating a conflict of interest that potentially could affect the Adviser’s or Sub-Adviser's  ability to seek best execution. While the Adviser’s and Sub-Adviser’s relationship with broker-dealers may influence it in deciding whether to use such brokers in connection with trading, financing and other activities of the Funds, the Adviser or Sub-Adviser will not commit with any broker to allocate a particular amount of brokerage to that broker. In addition, the Adviser or Sub-Adviser will not select any broker for trading purposes based upon any distribution related activity of that broker or one of its affiliates on behalf of a Fund. The Adviser and Sub-Adviser conduct best execution reviews on a regular basis in an effort to mitigate potential conflicts of interest with brokerage relationships, and to provide reasonable assurance that the Adviser or Sub-Adviser obtains best execution for the Funds.
Trade Aggregation and Allocation. The timing, size, and frequency of trading in a Fund’s portfolio will be determined by a number of factors, including, but not limited to: (1) investment objectives and guidelines; (2) regulatory restrictions; (3) risk tolerance including exposure control; (4) liquidity needs; (5) redemptions and subscriptions; (6) distance from target exposure; (7) composite dispersion; and (8) market liquidity conditions. If a Fund’s portfolio is scheduled to trade on the same day as a separate, but similar, client portfolio, trading will be aggregated in certain circumstances.
The Adviser and Sub-Adviser have implemented specific controls built on two general principles: (1) fair allocation of a trade opportunity and (2) fair allocation of price. Depending upon the particular instrument, the trade opportunities in which a Fund will participate are determined by the Adviser’s or Sub-Adviser's  quantitative investment models, as they prescribe the specific appetites based on pre-determined parameters and measures for individual instruments based on a Fund’s investment objectives and other considerations. In certain circumstances, certain investment opportunities (e.g., new issuances) may be allocated to some eligible clients and not others, depending on existing holdings, investment strategies or other pre-determined criteria. Upon completion of this process, a set of transactions are identified that are then either traded in aggregate with other accounts with similar objectives or traded individually. When evaluating trade opportunities, the Adviser’s or Sub-Adviser's  considerations include the expected liquidity available in the market relative to the size of the overall trades the Adviser or Sub-Adviser will effect on behalf of the Funds and other clients. The Adviser and Sub-Adviser will also consider the expected impact of trade activity on behalf of the clients or other persons for which the Adviser or Sub-Adviser does not exercise investment discretion, including persons who receive model portfolios or other persons whom the Adviser or Sub-Adviser expects to trade in the same instruments, if any. Taking into consideration the anticipated trading activity by these accounts has the potential of reducing the amount of trading that the Adviser or Sub-Adviser estimates that it will be able to implement for the Funds and could extend the period necessary for the Adviser or Sub-Adviser to implement investment ideas for the Funds.
If the Adviser or Sub-Adviser has determined to invest at the same time for more than one account including one or more Funds, the Adviser or Sub-Adviser will under certain circumstances, but is not obligated to, aggregate or “bunch” orders to obtain best execution, negotiate more favorable commission rates, or allocate equitably among the Funds and other client accounts differences in prices and commissions or other transaction costs than might have been obtained had such orders been placed independently. Under this aggregation procedure, transactions will generally be averaged as to price and allocated among the Funds and other client accounts pro rata, based on the original purchase and sale orders placed for  each Fund or other client account on any given day, and transaction costs, with limited exceptions, will be shared pro rata based on each client’s participation in the transaction. To the extent that the Adviser or Sub-Adviser determines to aggregate Fund orders for the purchase or sale of investments, the Adviser or Sub-Adviser shall do so in a fair and equitable manner and consistent with its duty to seek best execution. The Adviser or Sub-Adviser shall not receive any additional compensation or remuneration as a result of the aggregation. In the event that the Adviser or Sub-Adviser determines not to aggregate Fund orders, the Funds will, under certain circumstances, be subject to different prices and commissions or other transaction costs compared to what they would have obtained had such orders been placed on an aggregate basis.
The Adviser and Sub-Adviser typically target their daily trading volume for a given instrument in the applicable investable universe based on estimates of anticipated market conditions. If an aggregate order on behalf of one or more of the Funds and at least one other client account cannot be fully executed under prevailing market conditions, the Adviser or Sub-Adviser will allocate the instruments traded among the Fund or Funds and another client account or accounts on the basis in which it considers equitable. In these circumstances, a Fund would generally pay (or receive), in connection with the purchase (or sale) of instruments by more than one client, the average price per unit acquired (or sold), which may be higher (or lower) than if it had acted alone, and it may otherwise not be able to execute an investment decision

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as effectively as it could have if it had acted alone. For a limited number of futures products where exchange average pricing is not available, the Adviser or Sub-Adviser will utilize one or more agency liquidity providers to manage execution, which will, in certain instances, result in clients not receiving the same price.
In the event that the Adviser or Sub-Adviser determines that a pro rata allocation for partially executed aggregate orders (i.e., a “partial fill”) is not appropriate under the particular circumstances, the allocation will be made based upon other relevant factors, which may include, but are not limited to: (1) when only a small percentage of the order is executed, interests may be allocated to the account with the smallest order or the smallest position or to an account that is out of line with respect to target weightings relative to other client portfolios, with similar mandates, including if the imbalance is due to a cash subscription; (2) an allocation may be given to an account when the account has limitations in its investment guidelines which prohibit it from purchasing other instruments that are expected to produce similar investment results and can be purchased by other accounts; (3) if an account reaches an investment guideline limit and cannot participate in an allocation, interests may be reallocated to other accounts (this may be due to unforeseen changes in an account’s assets after an order is placed); (4) with respect to sale allocations, allocations may be given to an account low in cash, including to satisfy a cash redemption; (5) in cases when a pro rata allocation of a potential execution would result in a de minimis allocation in one or more accounts, the Adviser or Sub-Adviser may exclude the account from the allocation and the transactions may be executed on a pro rata basis among the remaining accounts; (6) in cases when there is a minimum tradeable lot size, the transaction may be allocated first based on the minimum lot size for the security type and then the remainder shall be allocated pro rata per applicable portfolio guidelines (unless such pro rata allocation would not meet the security’s minimum lot size, where applicable, in which case that portfolio may be excluded from the allocation); and (7) in cases where a small proportion of an order is executed in all accounts, interests may be allocated to one or more accounts on a random basis.
The following table shows the dollar amount of brokerage commissions paid to brokers and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2021. The provision of third party research services was not a factor in the placement of brokerage business with such brokers.
Funds	Brokerage Commissions	Amount of Transactions Involved
AQR Alternative Risk Premia Fund	$148,871	$14,737,947,198
AQR Diversified Arbitrage Fund	$495,279	$5,594,368,202
AQR Diversifying Strategies Fund	$-	$-
AQR Equity Market Neutral Fund	$3,202	$132,859,565
AQR Long-Short Equity Fund	$21,217	$1,832,921,651
AQR Macro Opportunities Fund	$42,415	$2,797,648,050
AQR Managed Futures Strategy Fund	$1,447,470	$160,024,823,428
AQR Managed Futures Strategy HV Fund	$141,071	$15,372,709,830
AQR Multi-Asset Fund	$57,609	$3,391,532,589
AQR Risk-Balanced Commodities Fund	$235,651	$6,656,528,310
AQR Style Premia Alternative Fund	$828,338	$91,111,369,197
AQR Trend Total Return Fund[1]	$-	$-
1 Brokerage commissions and transactions of the Fund reported prior to August 19, 2024 are those of the Fund when it followed different investment strategies under the name AQR Sustainable Long-Short Equity Carbon Aware Fund. The Fund commenced operations on December 16, 2021.
There were no brokerage commissions paid to any affiliated brokers or dealers of the Adviser during the fiscal year ended December 31, 2021.
The following table shows the dollar amount of brokerage commissions paid to brokers and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2022. The provision of third party research services was not a factor in the placement of brokerage business with such brokers.
Funds	Brokerage Commissions	Amount of Transactions Involved
AQR Alternative Risk Premia Fund	$156,361	$12,031,402,052
AQR Diversified Arbitrage Fund	$334,684	$8,754,879,643
AQR Diversifying Strategies Fund	$-	$-
AQR Equity Market Neutral Fund	$4,260	$102,688,260

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Funds	Brokerage Commissions	Amount of Transactions Involved
AQR Long-Short Equity Fund	$25,603	$2,175,609,569
AQR Macro Opportunites Fund	$132,996	$8,069,740,700
AQR Managed Futures Strategy Fund	$884,697	$68,242,824,833
AQR Managed Futures Strategy HV Fund	$119,742	$8,763,057,521
AQR Multi-Asset Fund	$62,057	$4,267,596,812
AQR Risk-Balanced Commodities Strategy Fund	$485,622	$15,209,268,064
AQR Style Premia Alternative Fund	$829,938	$81,907,992,325
AQR Trend Total Return Fund[1]	$78	$7,639,471
1 Brokerage commissions and transactions of the Fund reported prior to August 19, 2024 are those of the Fund when it followed different investment strategies under the name AQR Sustainable Long-Short Equity Carbon Aware Fund.
The increase in brokerage commissions for the AQR Risk-Balanced Commodities Strategy Fund from 2021 to 2022 was primarily a result of increased assets under management in 2022 as compared against 2021.
The increase in brokerage commissions for the AQR Macro Opportunities Fund from 2021 to 2022 was primarily a result of a proportional increase in transaction volume. The increased transaction volume can be attributed primarily to an increase in the Fund's NAV.
The increase in brokerage commissions for the AQR Trend Total Return Fund from 2021 to 2022 was primarily a result of the Fund having less than one month of live track record in 2021 and not engaging in any trading activity that would have incurred brokerage commissions during the fiscal period ended December 31, 2021.
There were no brokerage commissions paid to any affiliated brokers or dealers of the Adviser during the fiscal year ended December 31, 2022.
The following table shows the dollar amount of brokerage commissions paid to brokers and the approximate dollar amount of the transactions involved for the fiscal year ended December 31, 2023. The provision of third party research services was not a factor in the placement of brokerage business with such brokers.
Funds	Brokerage Commissions	Amount of Transactions Involved
AQR Alternative Risk Premia Fund	$190,887	$9,314,235,069
AQR Diversified Arbitrage Fund	$301,328	$6,159,789,547
AQR Diversifying Strategies Fund	$-	$-
AQR Equity Market Neutral Fund	$4,272	$45,182,046
AQR Long-Short Equity Fund	$25,847	$2,267,233,910
AQR Macro Opportunites Fund	$295,169	$14,352,665,994
AQR Managed Futures Strategy Fund	$1,243,151	$76,379,495,762
AQR Managed Futures Strategy HV Fund	$223,228	$13,217,726,917
AQR Multi-Asset Fund	$111,516	$6,094,496,966
AQR Risk-Balanced Commodities Strategy Fund	$647,581	$15,224,329,915
AQR Style Premia Alternative Fund	$918,803	$48,792,039,556
AQR Trend Total Return Fund[1]	$-	$-
1 Brokerage commissions and transactions of the Fund reported prior to August 19, 2024 are those of the Fund when it followed different investment strategies under the name AQR Sustainable Long-Short Equity Carbon Aware Fund.
The increase in brokerage commissions for the AQR Macro Opportunities Fund from 2022 to 2023 was primarily a result of increased trading activity.
The increase in brokerage commissions for the AQR Managed Futures Strategy HV Fund from 2022 to 2023 was primarily a result of increased trading activity.
The increase in brokerage commissions for the AQR Multi-Asset Fund from 2022 to 2023 was primarily a result of increased trading activity.

AQR Funds–Statement of Additional Information75
There were no brokerage commissions paid to any affiliated brokers or dealers of the Adviser during the fiscal year ended December 31, 2023.
The value of the AQR Alternative Risk Premia Fund’s aggregate holdings of the securities of its regular brokers or dealers as of December 31, 2023 (as defined in Rule 10b-1 under the 1940 Act) if any portion of such holdings were purchased during the fiscal year ended December 31, 2023 is as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Bank of Montreal	E	$353
Barclays plc	E	$1,260
Citigroup, Inc.	E	$1,075
Deutsche Bank AG (Registered)	E	$2,175
HSBC Holdings plc	E	$286
Jefferies Financial Group, Inc.	E	$344
Nomura Holdings, Inc.	E	$340
UBS Group AG (Registered)	E	$1,076
The value of the AQR Macro Opportunities Fund’s aggregate holdings of the securities of its regular brokers or dealers as of December 31, 2023 (as defined in Rule 10b-1 under the 1940 Act) if any portion of such holdings were purchased during the fiscal year ended December 31, 2023 is as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Barclays plc	E	$272
BNP Paribas SA	E	$473
NatWest Group plc	E	$178
The value of the AQR Multi-Asset Fund’s aggregate holdings of the securities of its regular brokers or dealers as of December 31, 2023 (as defined in Rule 10b-1 under the 1940 Act) if any portion of such holdings were purchased during the fiscal year ended December 31, 2023 is as follows:
Regular Broker-Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000’s)
Bank of America Corp.	E	$1,062
Barclays plc	E	$446
Citigroup, Inc.	E	$1,393
Deutsche Bank AG (Registered)	E	$847
HSBC Holdings plc	E	$683
JPMorgan Chase & Co.	E	$19

Organization of the Trust and a Description of the Shares
The Trust was established on September 4, 2008 as a Delaware statutory trust and is authorized to issue an unlimited number of par shares of beneficial interest which may be issued in any number of series and classes. The Trust currently has thirty-six series. Each Fund described in this SAI offers Class I Shares, Class N Shares and Class R6 Shares. All shares of each Fund have equal voting rights and each shareholder is entitled to one vote for each full share held and fractional votes for fractional shares held and will vote on the election of Trustees and any other matter submitted to a shareholder vote. The Trust is not required, and does not intend, to hold annual meetings of shareholders. The Trust will call such special meetings of shareholders as may be required under the 1940 Act (e.g., to approve a new investment advisory agreement or to change the fundamental investment policies) or by the Declaration of Trust. A meeting of shareholders shall, however, be called by the Secretary upon the written request of the holders of not less than 10% of the outstanding shares of a Fund. The Fund will assist shareholders wishing to communicate with

AQR Funds–Statement of Additional Information76
one another for the purpose of requesting such a meeting. Shares of each Fund will, when issued, be fully paid and non-assessable and have no preemptive or conversion rights. Each share is entitled to participate equally in dividends and distributions declared by the relevant Fund and in the net assets of such Fund on liquidation or dissolution after satisfaction of outstanding liabilities.
As of the date of this SAI, AQR Holdings, AQR Investment Fund, LLC, an affiliate of the Adviser (the “Adviser Affiliate”) and/or certain principals of the Adviser (each a “Principal” and together with AQR Holdings and the Adviser Affiliate, the “Affiliated Persons”), individually or in the aggregate hold an amount in the AQR Trend Total Return Fund ("Subject Fund") in excess of 25% of the Subject Fund’s outstanding voting securities. As a result, for so long as the Affiliated Persons own in excess of 25% of the Subject Fund's outstanding voting securities, the Affiliated Persons are individually or in the aggregate, as applicable, deemed to be controlling persons of the Subject Fund and should an item be presented for shareholder consideration, which is not currently contemplated, the applicable Affiliated Persons could determine the outcome of the vote for the Subject Fund. AQR Holdings, the Adviser Affiliate and/or each Principal, as applicable, may each decide to redeem all or any portion of its investment over time as and when third-party assets are invested in the applicable Subject Fund and reach a level where, in the judgment of the Adviser, portfolio management of the Subject Fund and the Subject Fund's expense ratio would not be materially adversely impacted by the redemption. The Affiliated Persons may also determine, in their discretion, to hedge all or any part of their exposure relating to their investment in the Subject Fund. The Affiliated Persons’ address is: c/o AQR Capital Management, LLC, One Greenwich Plaza, Suite 130, Greenwich, CT 06830.
The following is a list of shareholders of each Fund who owned (beneficially or of record) 5% or more of a class of a Fund’s shares as of June 30, 2024.
Name and Address	Percentage Ownership
AQR Alternative Risk Premia Fund - I
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4151	74.65%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	12.82%
AQR Alternative Risk Premia Fund - N
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	51.09%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4151	33.98%
Vanguard Marketing Corporation Vanguard Brokerage Services P.O. Box 1170 Valley Forge PA 19482-1170	6.71%
AQR Alternative Risk Premia Fund - R6
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4151	69.01%

AQR Funds–Statement of Additional Information77
Name and Address	Percentage Ownership
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	28.13%
AQR Diversified Arbitrage Fund - I
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4151	23.42%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	21.32%
Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Jacksonville FL 32246-6484	20.15%
Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	19.74%
Wells Fargo Clearing Services, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street Saint Louis MO 63103-2523	5.46%
AQR Diversified Arbitrage Fund - N
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4151	63.91%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	21.18%
AQR Diversified Arbitrage Fund - R6
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4151	47.30%
Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Jacksonville FL 32246-6484	29.12%

AQR Funds–Statement of Additional Information78
Name and Address	Percentage Ownership
AQR Diversifying Strategies Fund 1 Greenwich Plaza, Suite 130 Greenwich CT 06830-6353	16.04%
AQR Diversifying Strategies Fund - I
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4151	44.28%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	34.91%
Raymond James & Associates, Inc. Omnibus For Mutual Funds 880 Carillion Parkway Saint Petersburg FL 33716-1102	6.49%
LPL Financial LLC Attn: Mutual Fund Operations 4707 Executive Dr. San Diego CA 92121-3091	6.32%
AQR Diversifying Strategies Fund - N
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4151	53.82%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	30.59%
LPL Financial LLC Attn: Mutual Fund Operations 4707 Executive Dr. San Diego CA 92121-3091	5.60%
AQR Diversifying Strategies Fund - R6
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	87.27%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4151	6.71%

AQR Funds–Statement of Additional Information79
Name and Address	Percentage Ownership
AQR Equity Market Neutral Fund - I
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4151	39.64%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	18.16%
Morgan Stanley & Co., Incorporated Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plz FL 12 New York NY 10004-1965	11.55%
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	6.82%
AQR Equity Market Neutral Fund - N
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	39.91%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4151	32.77%
Vanguard Marketing Corporation Vanguard Brokerage Services P.O. Box 1170 Valley Forge PA 19482-1170	11.05%
LPL Financial LLC Attn: Mutual Fund Operations 4707 Executive Dr. San Diego CA 92121-3091	10.90%
AQR Equity Market Neutral Fund - R6
AQR Diversifying Strategies Fund 1 Greenwich Plaza, Suite 130 Greenwich CT 06830-6353	98.31%
AQR Long-Short Equity Fund - I
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4151	26.79%
LPL Financial LLC Attn: Mutual Fund Operations 4707 Executive Dr. San Diego CA 92121-3091	16.52%

AQR Funds–Statement of Additional Information80
Name and Address	Percentage Ownership
Morgan Stanley & Co., Incorporated Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plz FL 12 New York NY 10004-1965	12.63%
Wells Fargo Clearing Services, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street Saint Louis MO 63103-2523	12.04%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	11.16%
Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Jacksonville FL 32246-6484	8.99%
AQR Long-Short Equity Fund - N
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	47.78%
LPL Financial LLC Attn: Mutual Fund Operations 4707 Executive Dr. San Diego CA 92121-3091	22.00%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4151	20.07%
AQR Long-Short Equity Fund - R6
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4151	45.04%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	12.52%
Empower Financial Services, Inc. Great-West Trust Company LLC Employee Benefits Clients 401K 8515 E Orchard Rd 2T2 Greenwood Vlg CO 80111-5002	9.44%

AQR Funds–Statement of Additional Information81
Name and Address	Percentage Ownership
MSCS Financial Services, LLC SEI Private Trust Company c/o GWP US Advisors 1 Freedom Valley Dr. Oaks PA 19456-9989	8.35%
J.P. Morgan Securities LLC Omnibus Acct For The Exclusive Benefit Of Customers 4 Chase Metrotech CTR 3rd Mutual Fund Dept. Brooklyn NY 11245-0003	6.49%
AQR Macro Opportunities Fund - I
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4151	37.91%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	32.41%
LPL Financial LLC Attn: Mutual Fund Operations 4707 Executive Dr. San Diego CA 92121-3091	10.83%
Raymond James & Associates, Inc. Omnibus For Mutual Funds 880 Carillion Parkway Saint Petersburg FL 33716-1102	7.80%
J.P. Morgan Securities LLC Omnibus Acct For The Exclusive Benefit Of Customers 4 Chase Metrotech CTR 3rd Mutual Fund Dept. Brooklyn NY 11245-0003	5.18%
AQR Macro Opportunities Fund - N
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4151	73.22%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	19.82%
AQR Macro Opportunities Fund - R6
AQR Diversifying Strategies Fund 1 Greenwich Plaza, Suite 130 Greenwich CT 06830-6353	99.86%

AQR Funds–Statement of Additional Information82
Name and Address	Percentage Ownership
AQR Managed Futures Strategy Fund - I
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	17.85%
Morgan Stanley & Co., Incorporated Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plz FL 12 New York NY 10004-1965	15.36%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4151	14.43%
Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Jacksonville FL 32246-6484	13.67%
Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	10.36%
Raymond James & Associates, Inc. Omnibus For Mutual Funds 880 Carillion Parkway Saint Petersburg FL 33716-1102	8.03%
Wells Fargo Clearing Services, LLC Special Custody Acct For The Exclusive Benefit Of Customer 2801 Market Street Saint Louis MO 63103-2523	5.73%
AQR Managed Futures Strategy Fund - N
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	38.66%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4151	31.08%
Morgan Stanley & Co., Incorporated For The Exclusive Benefit Of Its Customers 1 New York Plz FL 12 New York NY 10004-1965	6.09%
Vanguard Marketing Corporation Vanguard Brokerage Services P.O. Box 1170 Valley Forge PA 19482-1170	5.80%

AQR Funds–Statement of Additional Information83
Name and Address	Percentage Ownership
AQR Managed Futures Strategy Fund - R6
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4151	36.10%
Wells Fargo Bank, N.A. FBO Omnibus Cash Cash P.O. Box 1533 Minneapolis MN 55480-1533	30.67%
PNC Bank, N.A. Saxon & Co. FBO P.O Box 94597 Cleveland OH 44101-4597	10.92%
MSCS Financial Services, LLC SEI Private Trust Company c/o GWP US Advisors 1 Freedom Valley Dr. Oaks PA 19456-9989	6.84%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	5.56%
AQR Managed Futures Strategy HV Fund - I
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4151	34.09%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	25.80%
LPL Financial LLC Attn: Mutual Fund Operations 4707 Executive Dr. San Diego CA 92121-3091	10.36%
UBS Financial Services, Inc. UBS WM USA Omni Account M/F Attn: Department Manager Spec Cdy A/C Excl Ben Cust UBSFSI 1000 Harbor Blvd. Weehawken NJ 07086-6761	7.12%
Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	6.18%

AQR Funds–Statement of Additional Information84
Name and Address	Percentage Ownership
AQR Managed Futures Strategy HV Fund - N
National Financial Services, LLC. NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	45.74%
LPL Financial LLC Attn: Mutual Fund Operations 4707 Executive Dr. San Diego CA 92121-3091	16.14%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4151	13.77%
Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	9.86%
Vanguard Marketing Corporation Vanguard Brokerage Services P.O. Box 1170 Valley Forge PA 19482-1170	9.31%
AQR Managed Futures Strategy HV Fund - R6
AQR Diversifying Strategies Fund 1 Greenwich Plaza, Suite 130 Greenwich CT 06830-6353	81.67%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	8.89%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4151	8.08%
AQR Multi-Asset Fund - I
Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Jacksonville FL 32246-6484	40.81%
Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	23.66%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4151	10.26%

AQR Funds–Statement of Additional Information85
Name and Address	Percentage Ownership
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	7.63%
Vanguard Marketing Corporation Vanguard Brokerage Services P.O. Box 1170 Valley Forge PA 19482-1170	6.67%
Raymond James & Associates, Inc. Omnibus For Mutual Funds 880 Carillion Parkway Saint Petersburg FL 33716-1102	5.36%
AQR Multi-Asset Fund - N
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4151	38.97%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	28.41%
J.P. Morgan Securities LLC Omnibus Acct For The Exclusive Benefit Of Customers 4 Chase Metrotech CTR 3rd Mutual Fund Dept. Brooklyn NY 11245-0003	7.58%
Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Jacksonville FL 32246-6484	6.27%
Raymond James & Associates, Inc. Omnibus For Mutual Funds 880 Carillion Parkway Saint Petersburg FL 33716-1102	6.18%
AQR Multi-Asset Fund - R6
AQR Diversifying Strategies Fund 1 Greenwich Plaza, Suite 130 Greenwich CT 06830-6353	98.81%
AQR Risk-Balanced Commodities Strategy Fund - I
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4151	24.25%

AQR Funds–Statement of Additional Information86
Name and Address	Percentage Ownership
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	21.78%
Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	15.23%
LPL Financial LLC Attn: Mutual Fund Operations 4707 Executive Dr. San Diego CA 92121-3091	13.30%
Raymond James & Associates, Inc. Omnibus For Mutual Funds 880 Carillion Parkway Saint Petersburg FL 33716-1102	12.48%
AQR Risk-Balanced Commodities Strategy Fund - N
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4151	55.83%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	35.80%
AQR Risk-Balanced Commodities Strategy Fund - R6
MSCS Financial Services, LLC Matrix Trust Company Cust FBO 7Compression 401(K) Plan 717 17Th St. Ste 1300 Denver CO 80202-3304	43.37%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	17.64%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4151	10.06%
Principal Securities, Inc. DCGT as TTEE and/or Cust FBO Plic Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High St. Des Moines IA 50392-0001	8.00%

AQR Funds–Statement of Additional Information87
Name and Address	Percentage Ownership
Ascensus Broker Dealer Services LLC Ascensus Trust Company FBO Ambassador Wealth Management LLC 40 7 Fargo ND 58106-0758	7.07%
AQR Style Premia Alternative Fund - I
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4151	37.55%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	23.85%
Morgan Stanley & Co., Incorporated Morgan Stanley Smith Barney LLC For The Exclusive Benefit Of Its Customers 1 New York Plz FL 12 New York NY 10004-1965	9.44%
Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	8.62%
LPL Financial LLC Attn: Mutual Fund Operations 4707 Executive Dr. San Diego CA 92121-3091	6.64%
AQR Style Premia Alternative Fund - N
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4151	36.42%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	31.25%
Vanguard Marketing Corporation Vanguard Brokerage Services P.O. Box 1170 Valley Forge PA 19482-1170	13.50%
Merrill Lynch Pierce Fenner & Smith, Inc. For The Sole Benefit Of Its Customers 4800 Deer Lake Dr. E Jacksonville FL 32246-6484	8.36%

AQR Funds–Statement of Additional Information88
Name and Address	Percentage Ownership
AQR Style Premia Alternative Fund - R6
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4151	40.53%
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	27.68%
AQR Diversifying Strategies Fund 1 Greenwich Plaza, Suite 130 Greenwich CT 06830-6353	25.80%
AQR Trend Total Return Fund* - I
Pershing LLC P.O. Box 2052 Jersey City NJ 07303-2052	57.18%
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco CA 94104-4151	24.64%
Cliff Asness c/o AQR Capital Management 1 Greenwich Plaza, Suite 130 Greenwich CT 06830-6390	10.01%
AQR Trend Total Return Fund* - N
National Financial Services, LLC NFS LLC For The Exclusive Benefit Of Our Customers 499 Washington Blvd. FL 4 Attn: Mutual Funds Dept. Jersey City NJ 07310-2010	90.45%
AQR Trend Total Return Fund* - R6
Cliff Asness c/o AQR Capital Management 1 Greenwich Plaza, Suite 130 Greenwich CT 06830-6390	56.27%
John Liew c/o AQR Capital Management 1 Greenwich Plaza, Suite 130 Greenwich CT 06830-6353	20.25%
David Kabiller c/o AQR Capital Management 1 Greenwich Plaza, Suite 130 Greenwich CT 06830-6390	18.39%
* Formerly known as the AQR Sustainable Long-Short Equity Carbon Aware Fund.
Taxation
Set forth below is a discussion of certain U.S. federal income tax considerations affecting the Funds and the purchase, ownership and disposition of shares of a Fund. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances.

AQR Funds–Statement of Additional Information89
Unless otherwise noted, this discussion applies only to taxable U.S. shareholders that hold shares as capital assets. For these purposes, a U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in shares of a Fund. This discussion is based upon provisions of the Code, and regulations, rulings and judicial decisions thereunder as of the date hereof. Those authorities may be changed, perhaps retroactively, so as to result in U.S. federal income tax consequences different from those summarized below. This discussion does not represent a detailed description of the U.S. federal income tax consequences applicable to a shareholder that is subject to special treatment under the U.S. federal income tax laws. Investors should consult their own tax advisors concerning the particular U.S. federal income tax consequences of the purchase, ownership and disposition of shares of a Fund, as well as the consequences arising under other U.S. federal tax laws and the laws of any other taxing jurisdiction.
Taxation of the Funds
Each Fund intends to qualify annually and has elected to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships (i.e., partnerships that are traded on an established securities market or readily tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income) and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of that Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of that Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in (1) the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), (2) the securities (other than securities of other regulated investment companies) of two or more issuers of which a Fund holds 20% or more of the voting stock in the same or similar or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.
A Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax, by disposing of certain assets, or by paying a tax and disposing of assets. If, in any taxable year, a Fund fails one of these tests and does not timely cure the failure, that Fund will be taxed in the same manner as a regular corporation and distributions to its shareholders will not be deductible by such Fund in computing its taxable income.
The U.S. Treasury is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund’s principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.
If a Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax assuming it distributes at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, income inclusions from wholly-owned subsidiaries and net short-term capital gains in excess of net long-term capital losses) each taxable year. The Funds intend to distribute to their shareholders, at least annually, substantially all of their investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses).
If a Fund retains an amount equal to all or a portion of its net capital gains, it will be subject to corporate tax (at a flat rate of 21%) on the amount retained. In that event, the Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate share of the undistributed amount, (b) will be entitled to credit their proportionate share of the tax paid by the Fund against their U.S. federal income tax liability, if any, and to claim a refund to the extent their credit exceeds their liability, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their Fund shares by an amount equal to the excess of the amount in clause (a) over the amount in clause (b). Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon timely filing of appropriate returns or claims for refund with the IRS.
A Fund is also subject to a nondeductible 4% federal excise tax on income and net gains not distributed on a timely basis in accordance with a calendar year distribution requirement. In order to prevent an imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that was not distributed or taxed to the Fund during those years. A distribution will be treated as paid December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by such Fund during

AQR Funds–Statement of Additional Information90
January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Fund intends to make sufficient distributions to avoid this 4% excise tax, although there can be no assurance that each Fund will be able to do so.
Net capital loss carryovers, if any, may be applied against any net realized capital gains in each succeeding year, until they have been reduced to zero. In the event that a Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryovers and potentially other favorable tax attributes of the Fund, if any, may be limited. Distributions in excess of a Fund’s minimum distribution requirements but not in excess of the Fund’s earnings and profits will be taxable to shareholders and will not constitute nontaxable returns of capital.
Investment income earned by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Fund pays nonrefundable taxes to foreign countries during the year, the taxes will be deductible against the Fund’s taxable income. However, if a Fund qualifies for and makes a special election, such foreign taxes paid by the Fund will be included as an amount deemed distributed to a shareholder as taxable income, and the shareholder may be able to claim an offsetting credit or deduction on his or her tax return for his or her share of these foreign taxes.
Taxable U.S. Shareholder - Distributions
Dividends paid out of a Fund’s investment company taxable income, which includes net short-term capital gains, will be taxable to a U.S. shareholder as ordinary income. If a portion of a Fund’s income consists of dividends paid by certain corporations, a portion of the distributions paid and properly reported by such Fund may be eligible for the dividends-received deduction for corporations and the long-term capital gain tax rate on qualified dividends for individuals, provided that the Fund and the shareholder satisfy applicable holding period requirements. Distributions of net capital gains, if any, that are properly reported as capital gain dividends are taxable as long-term capital gains regardless of how long the shareholder has held the relevant Fund’s shares, and are not eligible for the dividends-received deduction. Distributions by a Fund are taxable to a shareholder regardless of whether they are received in cash or additional shares of the Fund. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each new share equal to the NAV per share of the relevant Fund on the reinvestment date. Long-term capital gains and qualified dividend income of an individual taxpayer are generally eligible for taxation at a maximum rate of 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. If an individual receives a dividend qualifying for the long-term capital gain rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period, or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital, which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.
Shareholders will be notified annually as to the U.S. federal income tax character of distributions on Form 1099-DIV.
A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, interest, dividends, and net gain, of U.S. individuals with income exceeding certain threshold amounts, and of estates and trusts.
Taxable U.S. Shareholder - Sale of Shares
Upon the sale, redemption, or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss, which will be long-term or short-term, generally depending upon the shareholder’s holding period of the shares (the gain or loss will generally be long-term if the shares have been held for more than one year; otherwise, it will be short-term). Any loss realized will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares of a Fund held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder (or amounts designated as undistributed capital gains) with respect to such shares.
If a shareholder incurs a sales charge when acquiring shares of the Fund, disposes of those shares within 90 days and then, on or before January 31 of the following calendar year, acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the cost basis of the

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newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.
The 3.8% Medicare contribution tax (discussed above) applies to gains from the sale, redemption or other disposition of Fund shares.
The exchange of shares of a Fund for shares of another class of the same Fund is not considered a taxable event and should not result in capital gain or loss.
Futures, Options and Hedging Transactions
Certain options, futures, and forward currency contracts in which the Funds may invest are subject to rules that for federal income tax purposes require a Fund to treat them as having been sold at their fair market value on the last day of the Fund’s taxable year (or for excise tax purposes, on the last day of the relevant period) resulting in unrealized gains or losses being treated as realized. Any gains or losses on such contracts generally are treated as 60% long-term and 40% short-term capital gain or loss, except for gain or loss on certain foreign currency forward, options and futures contracts which is treated as ordinary gain or loss unless the Fund makes an applicable tax election to receive capital treatment.
Certain hedging transactions undertaken by the Funds may result in the deferral of loss or accelerate the recognition of gain on futures, options, and forward contracts, or underlying securities, and may affect the tax character of gain or loss realized by a Fund on such investments. The tax consequences to a Fund of engaging in certain hedging or similar transactions are not entirely clear and may impact the amount, timing, and tax character of distributions paid by the Fund to its shareholders.
Notwithstanding any of the foregoing, a Fund may be required to recognize gain (but not loss) on certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or of substantially identical property. Appreciated financial positions potentially subject to this tax treatment are interests (including options, futures and forward contracts, and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. This tax treatment will not apply to certain transactions closed on or before the 30th day after the close of the taxable year, if certain conditions are met.
Foreign Currency Transactions—“Section 988” Gains or Losses
Pursuant to Section 988 of the Code, foreign exchange gain or loss attributable to certain foreign currency transactions, including foreign currency-denominated payables and receivables, foreign currency denominated debt instruments, and certain currency related options, futures and forward contracts, are treated as ordinary gain or loss. Section 988 gain or loss may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders. A Fund may elect to treat certain foreign currency transactions, when entered, as giving rise to capital rather than as ordinary gain or loss.
Short Sales
In general, a Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. All or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which a Fund held the security used to close the short sale. In addition, the holding period for any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. As described more fully under “Futures, Options and Hedging Transactions” above, a Fund is required to recognize gain (but not loss) upon entering into a short sale with respect to an appreciated security that such Fund owns. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.
Swaps
As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a short-term capital gain or loss if a Fund has been a party to the swap for one year or less). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps, or may be required to treat such swaps as having been sold at their fair market value on the last day of the Fund’s taxable year (or for excise tax purposes, on the last day of the relevant period) resulting in unrealized gains or losses being treated as realized.

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Excess Inclusion Income
If a Fund invests in certain REITs or in real estate mortgage investment conduit residual interests, a portion of the Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxed on their share of any such excess inclusion income as “unrelated business taxable income.”
Taxation of Subsidiaries
A Subsidiary of a Fund will be a controlled foreign corporation for U.S. federal income tax purposes. A Fund will generally be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s “subpart F income,” which will be treated as ordinary income, whether or not such income is actually distributed by the Subsidiary to such Fund. Subpart F income generally includes net gains from the disposition of stocks or securities, net gains from transactions (including futures, forward and similar transactions) in commodities and income received with respect to certain swaps and derivatives. Previously taxed subpart F income will not, however, be included in a Fund’s income again when such income is distributed by a Subsidiary to such Fund. Any net losses incurred by the Subsidiary of a Fund during a tax year will not flow through to such Fund and thus will not be available to offset income or capital gain generated from such Fund’s other investments.
Passive Foreign Investment Companies
If a Fund invests in stock of certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income, or passive foreign investment companies (“PFICs”), such Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of such Fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of a Fund, other than the taxable year of the excess distribution or disposition, would be taxed to such Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in such Fund’s investment company taxable income and, accordingly, would not be taxable to that Fund to the extent distributed by such Fund as a distribution to its shareholders.
A Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the PFIC, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in a Fund’s investment company taxable income and net capital gain which, to the extent distributed by such Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to that Fund. In order to make this election, such Fund would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Alternatively, a Fund is permitted to make a mark-to-market election on its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each tax year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net marked-to-market gains reported in prior years.
Post-October Loss Deferral
A Fund may, for a given taxable year, defer all or a portion of its net capital loss realized after October (or if there is no net capital loss, then any net long-term or short-term capital loss) and its late-year ordinary loss (defined as the sum of (i) the excess of post-October ordinary losses from the disposition of property (including foreign currency and PFIC losses) over post-October ordinary gains from the disposition of property (including foreign currency and PFIC gains) plus (ii) the excess of post-December ordinary losses over post-December ordinary income, other than any such losses or income described in clause (i)) until the first day of the next taxable year when computing its investment company taxable income and net capital gain. Such rules regarding loss realized after October (or December) may affect the timing and tax character of Fund distributions to shareholders.
Foreign Withholding Taxes
Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund’s taxable year if the foreign taxes paid by the Fund will “pass-through” for that year.

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Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made by a Fund, the source of a Fund’s income will flow through to the Fund’s shareholders. With respect to such Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various other limitations, including a minimum holding period requirement, apply to limit the credit or deduction for foreign taxes for purposes of regular U.S. federal tax and/or alternative minimum tax.
Certain Funds have filed refund claims in various European Union countries to recover taxes withheld on dividend income received during past years based upon certain provisions in the Treaty on the Functioning of the European Union. Whether or when a Fund will receive a tax refund is within the control of the individual country. Based on guidance from the IRS, if a Fund satisfies certain requirements, the Fund may net any foreign tax refunds against other foreign taxes that otherwise would have been deemed distributed to shareholders and been eligible for credit or deduction at the shareholder level. Alternatively, a Fund may be able to enter into a closing agreement with the IRS pursuant to which the Fund pays an IRS compliance fee to cover the effect of the tax credits previously passed through to shareholders on refunded foreign taxes.
Backup Withholding
A Fund may be required to withhold U.S. federal income tax, at the applicable backup withholding rate, from all taxable distributions and redemption proceeds payable to shareholders who fail to provide such Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s federal income tax liability.
Non-U.S. Shareholders
Distributions treated as ordinary income to shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships (“foreign shareholders”) will, except as described below, be subject to a U.S. federal withholding tax of 30%, unless a lower treaty rate applies or the distributions are effectively connected with a U.S. trade or business of the foreign shareholder (and, in each case, the foreign shareholder complies with applicable certification requirements).
Dividends paid by a regulated investment company to foreign shareholders that are attributable to “qualified net interest income” (generally, interest that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder) or short-term capital gain are generally exempt from the 30% withholding tax to the extent the regulated investment company properly reports such dividends. A Fund may report all, some or none of its potentially eligible distributions paid to foreign shareholders, of qualified interest income and short-term capital gain, as exempt from the 30% withholding tax. It is expected that the Funds will generally make a report with respect to short-term capital gain distributions, but not to distributions attributable to qualified interest income. Therefore, any distributions of interest income will be subject to withholding tax when paid to foreign shareholders. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports the distribution as qualified net interest income or short-term capital gain. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Distributions of long-term capital gains and any amounts retained by a Fund which are designated as undistributed long-term capital gains will not be subject to tax unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or the income is effectively connected with the foreign shareholder’s trade or business in the United States. Any gain realized upon the sale or exchange of shares of a Fund will ordinarily be exempt from U.S. tax unless (i) the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, (ii) the gain is effectively connected with the foreign shareholder’s trade or business in the United States or (iii) such Fund was a “U.S. Real Property Holding Corporation” and the foreign shareholder held more than 5% of the shares of that Fund, for a certain period of time. If the foreign shareholder held more than 5% of the shares of a Fund for a certain period of time, such foreign shareholder may also be subject to tax on Fund distributions attributable to gain from the sale or exchange by the Fund of U.S. real property or an interest in a U.S. Real Property Holding Corporation. A corporation is a “U.S. Real Property Holding Corporation” if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of a Fund, U.S. real property interests include interests in stock in U.S. Real Property Holding Corporations and certain participating debt securities.

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A Fund is required to withhold a 30% U.S. tax on dividend payments made to certain non-U.S. entities, unless such entities comply with certain reporting requirements to the IRS, or with the reporting requirements of an applicable intergovernmental agreement, in respect of its direct and indirect U.S. investors.
Foreign shareholders who fail to comply with applicable certification requirements relating to their non-U.S. status, including furnishing a Form W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or substitute form, may be subject to backup withholding on distributions (including distributions of capital gains) and on redemption proceeds.
The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might differ from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of investing in a Fund.
Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to U.S. estate tax.
Other Taxation
Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Some states may exempt from income tax all or a portion of dividends paid to a shareholder by a Fund if such dividends are derived from interest on qualifying U.S. federal obligations. Each Fund will provide information annually to shareholders indicating the amount and percentage of a Fund’s distributions which are attributable to qualifying U.S. federal obligations. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences of making an investment in a Fund.
Counsel and Independent Registered Public Accounting Firm
Legal matters in connection with the issuance of the shares of each Fund offered hereby will be passed on by Simpson Thacher & Bartlett LLP, 900 G Street, NW, Washington, D.C. 20001.
PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, has been appointed as the independent registered public accounting firm for the Funds. In addition to providing audit services, PricewaterhouseCoopers LLP assists in the preparation and review of the Funds’ federal and state tax returns. The audited financial statements and notes thereto in the Funds' Annual Report to Shareholders for the fiscal year ended December  31, 2023 (the “2023 Annual Report”) are incorporated by reference herein. No other parts of the 2023 Annual Report are incorporated by reference herein. The financial statements included in the 2023 Annual Report have been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP is incorporated herein by reference.
Registration Statement
The Prospectus and this SAI are not an offering of the securities herein described in any state in which such offering may not be lawfully made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

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Appendix A—Proxy Voting Policies and Procedures
Proxy Voting Policies and Procedures
I.
STATEMENT OF POLICY
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to seek to ensure that such rights are properly and timely exercised. AQR Capital Management, LLC (“AQR”)1 manages a variety of products and AQR’s proxy voting authority may vary depending on the type of product or specific client preferences. AQR retains full proxy voting discretion for accounts comprised of comingled client assets. However, AQR’s proxy voting authority may vary for accounts that AQR manages on behalf of individual clients. These clients may retain full proxy voting authority for themselves, grant AQR full discretion to vote proxies on their behalf, or provide AQR with proxy voting authority along with specific instructions and/or custom proxy voting guidelines. Where AQR has been granted discretion to vote proxies on behalf of managed account clients this authority must be explicitly defined in the relevant Investment Management Agreement, or other document governing the relationship between AQR and the client.
AQR’s authority to vote proxies for its Clients is not a material component of any of AQR’s investments or strategies. AQR typically follows a systematic, research-driven approach, applying quantitative tools to process fundamental information and manage risk, significantly reducing the importance and usefulness of the proxies AQR receives and votes, or causes to be voted, on behalf of its Clients. In exercising its proxy voting authority, AQR is mindful of the fact that the value of proxy voting to a client’s investments may vary depending on the nature of an individual voting matter and the strategy in which a client is invested. Some proxy votes may have heightened importance for clients (e.g., mergers, acquisitions, spinoffs, etc.) for those clients invested in AQR strategies involving the purchase of securities around corporate events. These differences may result in varying levels of AQR engagement in proxy votes, but in all cases where AQR retains proxy voting authority, it will seek to vote proxies in the best interest of its clients and in accordance with this Proxy Voting Policy and Procedures (the “Policy”).
AQR’s Stewardship Committee, is responsible for the implementation of this Policy, including the oversight and use of third-party proxy advisers, the manner in which AQR votes its proxies, and fulfilling AQR’s obligation to vote proxies in the best interest of its clients.
II.
USE OF THIRD-PARTY PROXY ADVISORS
AQR has retained an independent third-party Proxy Advisory firm for a variety of services including, but not limited to, receiving proxy ballots, working with custodian banks, proxy voting research and recommendations, and executing votes. AQR may consider other Proxy Advisory firms as appropriate for proxy voting research and other services.
The AQR Stewardship Committee periodically assesses the performance of its Proxy Advisory firm(s).
III.
CONSIDERATIONS WHEN ASSESSING OR CONSIDERING A PROXY ADVISORY FIRM
When considering the engagement of a new, or the performance and retention of an existing, Proxy Advisory firm to provide research, voting recommendations, or other proxy voting related services, AQR will, as part of its assessment, consider:
•
The capacity and competency of the Proxy Advisory firm to adequately analyze the matters up for a vote;
•
Whether the Proxy Advisory firm has an effective process for obtaining current and accurate information including from issuers and clients (e.g., engagement with issuers, efforts to correct deficiencies, disclosure about sources of information and methodologies, etc.);
•
How the Proxy Advisory firm incorporates appropriate input in formulating its methodologies and construction of issuer peer groups, including unique characteristics regarding an issuer;
•
Whether the Proxy Advisory firm has adequately disclosed its methodologies and application in formulating specific voting recommendations;
•
The nature of third-party information sources used as a basis for voting recommendations;

1  The term “AQR” includes AQR Capital Management, LLC and AQR Arbitrage, LLC and their respective investment advisory affiliates.

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•
When and how the Proxy Advisory firm would expect to engage with issuers and other third parties;
•
Whether the Proxy Advisory firm has established adequate policies and procedures on how it identifies and addresses conflicts of interests;
•
Information regarding any errors, deficiencies, or weaknesses that may materially affect the Proxy Advisory firm’s research or ultimate recommendation;
•
Whether the Proxy Advisory firm appropriately and regularly updates methodologies, guidelines, and recommendations, including in response to feedback from issuers and their shareholders;
•
Whether the Proxy Advisory firm adequately discloses any material business changes taking into account any potential conflicts of interests that may arise from such changes.
AQR also undertakes periodic sampling of proxy votes as part of its assessment of a Proxy Advisory firm and in order to reasonably determine that proxy votes are being cast on behalf of its clients consistent with this Policy.
IV.
POTENTIAL CONFLICTS OF INTEREST OF THE PROXY ADVISOR
AQR requires any Proxy Advisory firm it engages with to identify and provide information regarding any material business changes or conflicts of interest on an ongoing basis. Where a conflict of interest may exist, AQR requires information on how said conflict is being addressed. If AQR determines that a material conflict of interest exists and is not sufficiently mitigated, AQR’s Stewardship Committee will determine whether the conflict has an impact on the Proxy Advisory firm’s voting recommendations, research, or other services and determine if any action should be taken.
V.
VOTING PROCEDURES AND APPROACH
In relation to stocks held in AQR funds and managed accounts where AQR has proxy voting discretion, AQR will, as a general rule, seek to vote in accordance with this Policy and the applicable guidelines AQR has developed to govern voting recommendations (“AQR Voting Guidelines”). In instances where a client has provided AQR with specific instructions and/or custom proxy voting guidelines, AQR will seek to vote proxies in line with such instructions or custom guidelines. Otherwise, AQR will seek to vote in accordance with voting recommendations of the Proxy Advisory firm’s applicable Benchmark Guidelines in managed accounts. For AQR-sponsored commingled funds, AQR takes a sustainable approach to proxy voting and has adopted the Proxy Advisory firm’s applicable Sustainable Guidelines. In certain commingled funds, investors may choose Voting Guidelines that do not take a sustainable approach to proxy voting [ i.e., Benchmark Guidelines].
AQR may refrain from voting in certain situations unless otherwise agreed to with a client. These situations include, but are not limited to, when:
1. AQR has agreed with the client in advance of the vote not to vote in certain situations or on specific issues in a managed account;
2. Voting would cause an undue burden to AQR (e.g., votes occurring in jurisdictions with beneficial ownership disclosure, share blocking, and/or Power of Attorney requirements;
3. The cost of voting a proxy outweighs the benefit of voting;
4. AQR has insufficient information or time to process and submit a vote or other related logistical or administrative issues;
5. AQR has an outstanding sell order or intends to sell the applicable security prior to the voting date; or
6. There are restrictions on trading resulting from the exercise of a proxy;
AQR generally does not notify clients of non-voted proxy ballots.

2 Benchmark Guidelines are offered by Institutional Shareholder Services Inc. and are available at https://www.issgovernance.com/policy-gateway/voting-policies/.
3 Sustainable Guidelines are offered by Institutional Shareholder Services Inc. and are available at https://www.issgovernance.com/policy-gateway/voting-policies/.

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Some of AQR’s strategies primarily focus on portfolio management and research related to macro trading strategies which are implemented through the use of derivatives. These strategies typically do not hold equity securities with voting rights, but may, in certain circumstances, hold an exchange-traded fund (“ETF”) for the purposes of managing market exposure. For AQR funds and managed accounts that only have exposure to equities via an ETF, AQR will generally not vote proxies.
VI.
ISSUER SPECIFIC BALLOT EVALUATIONS
AQR may review individual ballots (for example, in relation to specific corporate events such as mergers or acquisitions) using a more detailed analysis than is generally applied through the AQR Voting Guidelines. This analysis may, but does not always, result in a deviation from the voting recommendation assigned to a given AQR fund or managed account. When determining whether to conduct an issuer-specific analysis, AQR will consider the potential effect of the vote on the value of the investment. To the extent that issuer-specific analysis results in a deviation from the recommendation, AQR will be required to vote proxies in a way that, in AQR’s reasonable judgment, is in the best interest of AQR’s clients.
Unless prior approval is obtained from the Chief Compliance Officer, or designee, or Stewardship Committee, the following principles will generally be adhered to when deviating from the voting recommendation:
1.
AQR will not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders, shall be for the sole purpose of expressing and addressing AQR's concerns consistent with the best interests of its clients;
2.
AQR will not announce its voting intentions and the reasons therefore; and
3.
AQR will not initiate a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.
VII.
POTENTIAL CONFLICTS OF INTEREST OF THE ADVISER
AQR mitigates potential conflicts of interest by generally voting in accordance with the AQR Voting Guidelines and/or specific voting guidelines provided by clients. However, from time to time, AQR may determine to vote contrary to AQR Voting Guidelines with respect to AQR funds or accounts for which AQR has voting discretion, which itself could give rise to potential conflicts of interest.
If AQR intends to directly vote a proxy in a manner that is inconsistent with the AQR Voting Guidelines, the Compliance Department will examine any potential conflicts of interest. This examination includes, but is not limited to, a review of any material economic interest, including outside business activities, of AQR’s employees with the issuer of the security in question. If the Compliance Department determines a potential material conflict of interest exists, it may instruct AQR and the Stewardship Committee to not deviate from the AQR Voting Guidelines.
VIII.
BALLOT MATERIALS AND PROCESSING
The Proxy Advisory firm is responsible for coordinating with AQR’s clients’ custodians to seek to ensure that proxy materials received by custodians relating to a client’s securities are processed in a timely fashion. Proxies relating to securities held in client accounts will typically be sent directly to the Proxy Advisory firm. In the event that proxy materials are sent to AQR directly instead of the Proxy Advisory firm, AQR will use reasonable efforts to coordinate with the Proxy Advisory firm for processing.
IX.
DISCLOSURE
Upon request, AQR will provide clients with a copy of this Policy and how the relevant client’s proxies have been voted. In relation to the latter, AQR will prepare a written response that lists, with respect to each voted proxy:
1.
The name of the issuer;
2.
The proposal voted upon; and
3.
The election made for the proposal.
Clients may contact AQR’s Client Administration team by calling 203-742-3700 or via e-mail at Client.Admin@aqr.com to obtain a record of how proxies were voted for their account.

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X.
PROXY REPORTING
On an annual basis, each of AQR Capital Management, LLC and AQR Arbitrage, LLC will provide, or cause the Proxy Advisory firm to provide, any and all reports and information necessary for the preparation and filing of Form N-PX with the U.S. Securities and Exchange Commission (“SEC”) reporting all relevant voted proxies relating to executive compensation (or “say-on-pay”) matters. In addition, on an annual basis, the AQR Funds will provide, or cause the Proxy Advisory firm to provide, to the AQR Funds’ administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX with the SEC reporting all voted proxies.4
XI.
PROXY RECORDKEEPING
AQR and its Proxy Advisory firm (where applicable) will maintain the following records with respect to this Policy for a period of no less than five (5) years as required by SEC Rule 204-2 under the Investment Advisers Act of 1940:
1.
A copy of the Policy, and any amendments thereto; and
2.
A copy of any document that was material to making a decision how to vote proxies, or that memorializes that decision.
XII.
REVIEW OF POLICY AND PROCEDURES
As a general principle, the Stewardship Committee, with the involvement from the Compliance Department, reviews, on an annual basis, the adequacy of this Policy to reasonably ensure it has been implemented effectively, including whether it continues to be reasonably designed to ensure that AQR’s approach to voting proxies is in the best interests of its clients.

4  Form N-PX is required to contain an AQR Fund’s complete proxy voting record for the most recent 12-month period ended June 30 and must be filed no later than August 31 of each year.